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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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DST Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DST SYSTEMS, INC.

NOTICE AND PROXY STATEMENT

for

Annual Meeting of Stockholders

Tuesday, May 10, 2005

YOUR VOTE IS IMPORTANT!

Please vote by telephone or the Internet as described on the Voting Card or mark, date and sign the card and promptly return it in the envelope provided.

Mailing of this Notice and Proxy Statement, the accompanying Voting Card and the 2004 Annual Report commenced on or about March 31, 2005.

DST Systems, Inc.
333 West 11th Street
Kansas City, Missouri 64105

Proxy Statement
and
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 10, 2005

        You are hereby notified of and cordially invited to attend the Annual Meeting of Stockholders of DST Systems, Inc., a Delaware corporation ("DST"), to be held at DST's principal executive offices, 333 West 11th Street, 3rd Floor, Kansas City, Missouri, at 10:30 a.m., Central Time, on Tuesday, May 10, 2005, to consider and vote upon the following matters:

  1.
  Election of Two Directors;

  2.
  Approval of the DST Systems, Inc. 2005 Equity Incentive Plan;

  3.
  Approval of the DST Systems, Inc. 2005 Non-Employee Directors' Award Plan;

  4.
  Ratification of the DST Audit Committee's Selection of Independent Registered Public Accounting Firm; and

  5.
  Consideration of such other matters which are now unknown to DST as may properly be brought before the Annual Meeting or any adjournment thereof.

        The DST Board of Directors has set the close of business on March 11, 2005 as the record date for determining which stockholders are entitled to notice of and to vote at this meeting or any adjournment thereof. A list of such stockholders will be available during the Annual Meeting for examination by any stockholder for any purpose germane to the meeting and will be available during regular business hours at the above address for the 10-day period prior to the Annual Meeting.

        It is important that your shares be represented at the Annual Meeting. Please vote your shares, regardless of whether you plan to attend the meeting. Unless you received the materials electronically or through a broker or other nominee, you received a Voting Card that instructs you how to vote through the Internet, by telephone or by signing and returning the card in the envelope provided, which requires no postage if mailed in the United States. If you received your materials electronically or through a broker or other nominee, please follow the instructions for voting provided. Whether you submit your vote by telephone, through the Internet, or by mail, (a) you are authorizing the Proxy Committee (and/or, if applicable, the trustee of DST Benefit Plans through which you hold shares) to vote as you specify on the proposals set forth above and in their respective discretion on other proposals properly brought before the meeting, and (b) if you hold shares on behalf of an estate or corporation, in some other legal capacity or jointly, you confirm by submitting your vote that you have the authority to vote on behalf of all owners of the shares.

        Any stockholder or stockholder's representative who may need special assistance or accommodation to participate in the Annual Meeting because of a disability should contact DST's Corporate Secretary at the above address, or by phone at (816) 435-4636. To provide DST sufficient time to arrange for reasonable assistance, please submit all such requests by May 1, 2005.

By Order of the DST Board of Directors,
Randall D. Young Vice President, General Counsel and Secretary
The date of this Notice is March 31, 2005.

DST Systems, Inc.
333 West 11th Street
Kansas City, Missouri 64105

PROXY STATEMENT

Contents

Voting	1
Principal Stockholders and Stockholdings of Management	4
Proposal 1—Election of Two Directors	8
Proposal 2—Approval the DST Systems, Inc. 2005 Equity Incentive Plan	9
Proposal 3—Approval the DST Systems, Inc. 2005 Non-Employee Directors' Award Plan	17
Proposal 4—Ratification of the DST Audit Committee's Selection of PricewaterhouseCoopers	21
The DST Board of Directors	22
Audit Matters	26
Director Nomination Matters	28
Executive Compensation Matters	29
Other Matters	44
DST Systems, Inc. 2005 Equity Incentive Plan	Exhibit I
DST Systems, Inc. 2005 Non-Employee Directors' Award Plan	Exhibit II

PROXY STATEMENT

        This Proxy Statement is being mailed on or about March 31, 2005, to holders at the close of business on March 11, 2005 (the "Record Date") of a total of 83,374,603 shares (the number outstanding as of the Record Date) of the common stock of DST Systems, Inc. ("DST"). The stock ("DST Common Stock") has a par value of $.01 per share and is the only outstanding class of DST voting securities. Stockholders on the Record Date are entitled to vote on the proposals to be presented by the DST Board of Directors (the "DST Board") at the 2005 Annual Meeting of Stockholders ("Annual Meeting") to be held at 10:30 a.m. Central Time, on Tuesday, May 10, 2005, at DST's principal executive offices, 333 West 11th Street, 3rd Floor, Kansas City, Missouri 64105. The DST Board is soliciting your vote on the proposals and is also furnishing you with the Annual Report to Stockholders and Form 10-K of DST for the year ended December 31, 2004 ("Annual Report").

VOTING

Proposals.    At the Annual Meeting the DST Board intends to present (1) the election of two directors, (2) approval of the DST Systems, Inc. 2005 Equity Incentive Plan ("Employee Equity Incentive Plan"), (3) approval of the DST Systems, Inc. 2005 Non-Employee Directors' Award Plan ("Non-Employee Director Award Plan"), and (4) ratification of the DST Audit Committee's selection of the independent registered public accounting firm PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). The DST Board knows of no other matters that will be presented or voted on at the Annual Meeting. Stockholders do not have any dissenters' rights of appraisal in connection with the proposals.

Quorum.    In order for any proposal to be approved at the Annual Meeting, a quorum of DST stockholders must be present at the meeting, either in person or through a proxy, regardless of whether such stockholders vote their shares. The presence in person or by proxy of the holders of a majority of the shares of DST Common Stock outstanding on the Record Date constitutes a quorum. All shares of DST Common Stock held through a broker or other nominee that votes at least some of the shares are generally considered present at the Annual Meeting for the purposes of establishing a quorum.

Tabulation of Votes.    Each stockholder may cast one vote for each share of DST Common Stock held by such stockholder on the Record Date on all matters to be voted on at the Annual Meeting except that stockholders may vote cumulatively for directors. In other words, each stockholder may cast a number of votes equal to the number of shares of DST Common Stock held by such stockholder on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all such votes for a single nominee or distribute them among the nominees as the stockholder chooses. This Proxy Statement solicits discretionary authority to vote cumulatively for the election of directors, and the accompanying Voting Card as well as a telephone or Internet vote grants such authority. The directors are elected by a plurality of the shares voted by the stockholders. The plurality is determined by reference to the number of votes for each director nominee, and where, as here, there are two vacancies for director, the two nominees with the highest number of affirmative votes are elected. Votes respecting the election of directors may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

        On each of the proposals other than the election of directors, the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the subject matter is required for adoption of the proposal. The percentage of shares that have been affirmatively voted for a proposal is determined by dividing the affirmative votes by the total of the number of shares voted for the proposal, the number of shares voted against the proposal, and the number of shares abstained from voting on the proposal. In other words, abstentions will have the effect of votes against a proposal. Broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers' shares) will not have the effect of votes against any of the proposals.

How Stockholders Vote.    Stockholders holding DST Common Stock on the Record Date in their own names ("Record Holders"), persons who participate in certain benefit plans* of DST or its subsidiaries (the "Benefit Plans") and indirectly hold DST Common Stock on the Record Date through such plans ("Benefit Plan Participants"), and investors holding DST Common Stock on the Record Date through a broker or other nominee ("Broker Customers") may vote such stock as follows:

*The DST Systems, Inc. Employee Stock Ownership Plan ("DST ESOP") and the DST Systems, Inc. 401(k) Profit Sharing Plan ("DST 401(k)").

        DST Common Stock Held of Record.    Record Holders may only vote their shares of DST Common Stock if they or their proxies are present at the Annual Meeting. Record Holders, through the Voting Card or through Internet or telephone voting (each of which is valid under Delaware law), may appoint as their proxy the Proxy Committee, which consists of officers of DST whose names are listed on the Voting Card. The Proxy Committee will vote as specified by the stockholders (either on the Voting Card or through Internet or telephone voting) all shares of DST Common Stock for which it is the proxy. A Record Holder desiring to name as proxy someone other than the Proxy Committee may do so by contacting the Corporate Secretary and obtaining instructions for naming the replacement proxy. The replacement proxy must be present and vote at the Annual Meeting. If a stockholder does not specify when voting (either on the Voting Card or through Internet or telephone voting) how the shares of DST Common Stock represented thereby are to be voted, the Proxy Committee intends to vote such shares (a) for election of the persons nominated by the DST Board to be directors ("DST Board Nominees"), (b) for approval of the Employee Equity Incentive Plan, (c) for approval of the Non-Employee Director Award Plan, (d) for ratification of the DST Audit Committee's selection of PricewaterhouseCoopers for fiscal year 2005, and (e) in accordance with the discretion of the Proxy Committee upon such other matters as may properly come before the Annual Meeting.

        DST Common Stock Held Under the Plans.    Benefit Plan Participants may, by using the Voting Card, Internet or telephone voting, instruct the trustee of the Benefit Plans how to vote the shares allocated to the respective participant accounts. The trustee will vote all shares allocated to the accounts of Benefit Plan Participants as instructed by such participants. With respect to any shares of DST Common Stock not allocated to Benefit Plan accounts or for which Benefit Plan Participants have not given instructions to the trustee, the trustee must vote such shares in the same proportion as those shares for which it received instructions. The trustee may vote Benefit Plan shares either in person or through a proxy. The trustee intends to vote in the same manner as the Proxy Committee upon other matters as may properly come before the Annual Meeting.

        DST Common Stock Held Through a Broker or Other Nominee.    Each broker or nominee must solicit from the Broker Customers directions on how to vote the shares, and the broker or nominee must then vote such shares in accordance with such directions. Brokers or nominees are to forward soliciting materials to the Broker Customers, and, if requested, DST will reimburse their reasonable expenses in forwarding the materials. Whether brokers may vote the shares of Broker Customers when they have not received directions depends on the proposal and on the rules and procedures of the New York Stock Exchange ("NYSE"), which is the exchange that lists DST Common Stock for trading. Brokers will not have discretion to vote the shares of Broker Customers without directions on proposals to approve the Employee Equity Incentive Plan and the Non-Employee Director Award Plan. They are expected to have discretion to vote such shares on the proposal to elect directors and to ratify the DST Audit Committee's selection of PricewaterhouseCoopers.

Revoking Proxy Authorizations or Instructions.    Until the polls close (or, in the case of Benefit Plan Participants, until the trustee of the Benefit Plans votes), votes of Record Holders and instructions of Benefit Plan Participants to the Benefit Plan trustee and of Broker Customers to brokers or nominees may be recast (a) by an Internet or telephone vote subsequent to the date shown on a previously executed and delivered Voting Card or to the date of a prior Internet or telephone vote or (b) with a later-dated, properly executed and delivered Voting Card. Otherwise, stockholders may not revoke their votes, even by attending the Annual Meeting, unless (a) for Record Holders, they deliver written revocation to the Corporate Secretary of DST at any time before the Chairman of the Annual Meeting closes the polls; (b) for Benefit Plan Participants, they follow the revocation procedures of the trustee; or (c) for Broker Customers, they follow the revocation procedures of the broker or nominee.

Attendance and Voting in Person at the Annual Meeting.    Attendance at the Annual Meeting is limited to Record Holders or their properly appointed proxies, beneficial owners of DST Common Stock having evidence of such ownership, and guests of DST. Benefit Plan Participants and Broker Customers, absent special direction to DST from the trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Annual Meeting. Record Holders who have not appointed a proxy, or who have revoked the appointment of a proxy, may vote by casting a ballot at the Annual Meeting.

PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

        As of the Record Date, DST had outstanding 83,374,603 shares of DST Common Stock. DST's outstanding share number was substantially reduced in late 2003 when DST retired 32,300,000 shares of DST Common Stock in connection with the financing of a shareholder approved share exchange transaction with Janus Capital Group Inc. (the "Janus Transaction"). DST completed such transaction, which is described in the Annual Report, on December 1, 2003.

        The following table sets forth information as of the Record Date concerning the beneficial ownership of DST Common Stock by: (i) stockholders who have publicly filed a report acknowledging ownership of more than 5% of the outstanding DST Common Stock; (ii) the directors and certain executive officers of DST; and (iii) all of DST's executive officers and directors as a group. Except as otherwise noted, the holders have sole power to vote and dispose of the shares. For purposes of incorporating a DST subsidiary in a foreign country, each of several DST executive officers holds a single share of such subsidiary's stock. Such holdings constitute less than 1% of the subsidiary's stock. No officer or director of DST owns any equity securities of any other subsidiary of DST.

Name and Address	Shares of DST Common Stock(1)	Percent of Class(2)
George L. Argyros(3)	9,593,488	11.5
FMR Corp., Fidelity Management & Research Company, Fidelity Management Trust Company, Strategic Advisors, Inc., Fidelity International Limited, Edward C. Johnson III and members of the Johnson family(4)	7,241,788	8.7
Massachusetts Financial Services Company ("MFS")(5)	5,371,313	6.4
Marshall & Ilsley Corporation ("M&I"), parent of Benefit Plans trustee(6)	4,700,344	5.6
A. Edward Allinson(7) DST Director	100,007	*
Michael G. Fitt(8) DST Director	88,750	*
Donald J. Kenney(9) President and Chief Executive Officer ("CEO") of EquiServe, Inc. ("EquiServe")(10)	265,245	*
Thomas A. McCullough(11) Executive Vice President and Chief Operating Officer ("COO") of DST, DST Director	982,804	1.2
Thomas A. McDonnell(12) President and CEO of DST, DST Director	2,389,051	2.8
William C. Nelson(13) DST Director	68,705	*
Travis E. Reed(14) DST Director	20,635	*
M. Jeannine Strandjord(15) DST Director	77,356	*
Steven J. Towle(16) President and CEO of DST Output, LLC ("DST Output")(17)	160,901	*
J. Michael Winn(18) Group Chief Executive of DST International Group Services Limited ("DSTi")(19)	366,268	*
All Executive Officers and Directors as a Group (15 Persons)(20)	6,216,539	7.1

*
Less than 1% of the outstanding DST Common Stock.

(1)
Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), share amounts shown for DST's executive officers and directors include shares of DST Common Stock they may acquire upon the exercise of options which are exercisable at the Record Date or will become exercisable within 60 days of such date and shares of DST Common Stock they hold indirectly under the Benefit Plans or otherwise. An executive officer has disclaimed beneficial ownership of certain shares owned by a family member. The amounts shown do not include shares of DST Common Stock to be issued at a future date under the DST Systems, Inc. 1995 Stock Option and Performance Award Plan as deferred compensation ("Adjustment Awards") in connection with an elimination made for accounting reasons of the "reload feature" of certain options to purchase DST Common Stock. The reload feature had caused replacement options to be granted as the result of any option exercise (i) in which the purchase price of the underlying options was paid through the surrender of DST Common Stock, and (ii) at the time of which certain conditions had occurred including a certain level of increase in the fair market value of DST Common Stock over the underlying purchase price. Except for earlier incremental issuances to certain DST executive officers and early issuances that will occur if certain conditions (such as a grantee's continued service for a minimum period) are met, DST Common Stock in connection with the Adjustment Awards will issue November 28, 2011 with DST having at the time of issuance a right (but not an obligation) to purchase each share of such stock for $37.25. The Adjustment Award is subject to forfeiture upon certain limited events. For each person named in the table above, the number of shares of DST Common Stock yet to be received as Adjustment Awards is shown in the footnotes below.

(2)
The percentage for each person or group is based on the number of shares outstanding as of the Record Date plus securities of such stockholder(s) deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.

(3)
Mr. Argyros formerly served as a DST director. Mr. Argyros' address is c/o Arnel Development Company, 949 South Coast Drive, Suite 600, Costa Mesa, California 92626. Information with respect to Mr. Argyros and his beneficial ownership is based on Amendment No. 1 filed on March 18, 2004 to Schedule 13D. Mr. Argyros reports sole power to vote or direct the voting and sole power to dispose or direct disposition of the DST Common Stock. The shares consist of 4,679,150 shares held by Mr. Argyros, 900 shares held by the Leon & Olga Argyros 1986 Trust of which Mr. Argyros is a trustee, 536,502 shares held by the Argyros Foundation of which Mr. Argyros is Chairman, 93,760 shares held by the Argyros' Children's Trust II which is for the benefit of certain immediate family members of Mr. Argyros and of which Mr. Argyros is trustee, 215 shares held by the George T. Poulos Trust of which Mr. Argyros is the trustee, 20,275 shares held by Argyros Family Partners which is 1% owned by a corporation that serves as the general partner and in which Mr. Argyros is a majority stockholder, 3,903,004 shares held by HBI Financial, Inc. of which Mr. Argyros is sole shareholder, 357,996 shares held by SVI, Inc. which is a wholly-owned subsidiary of HBI Financial, Inc., and 1,686 shares held by GLA Financial Corporation of which Mr. Argyros is sole shareholder. Mr. Argyros disclaims beneficial ownership of the shares held by the Argyros Foundation, the Leon & Olga Argyros 1986 Trust, the Argyros Children's Trust II, Argyros Family Partners, and the George T. Poulos Trust.

(4)
FMR Corp. ("FMR") and its wholly-owned subsidiaries Fidelity Management and Research Company, an investment adviser ("FMRC"), Fidelity Management Trust Company, a bank ("FMTC"), and Strategic Advisers, Inc., an investment adviser ("SAI") are located at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity International Limited, an investment adviser to non-US investment companies and certain institutional investors ("FIL"), is located at Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda. FIL was previously a majority owned subsidiary of FMRC, but on June 30, 1980, the shares of FIL were distributed to the shareholders of FMR. Information with respect to these entities and their beneficial ownership is based on Amendment No. 1 dated February 14, 2005 to Schedule 13G. Such amendment shows FMRC as beneficially owning DST Common Stock resulting from an assumed conversion into DST Common Stock of certain convertible senior debentures DST issued in August 2003. A conversion would occur only in the event of circumstances described in the Annual Report. Not accounting for such conversion, FMRC beneficially owns 4,230,290 shares of DST Common Stock as a result of acting as an investment adviser to various investment companies, and Mr. Johnson and FMR, through control of FMRC, each have sole power to dispose (but not to vote or direct voting) of the shares. FMTC beneficially owns 1,021,280 shares of DST Common Stock as a result of serving as investment manager of institutional accounts, and Mr. Johnson and FMR, through control of FMTC, each have sole power to dispose or direct disposal of the shares, to vote or direct voting of 918,180 shares, and no power to vote or direct voting of 103,100 shares. FMR's beneficial ownership includes 200 shares of DST Common Stock beneficially owned through SAI. FIL beneficially owns and has the sole power to dispose of and to vote 1,342,150 shares. Members of the Edward C. Johnson 3d family own Class B common stock of FMR representing approximately 49% of the voting power of FMR. Mr. Johnson is Chairman of FMR and Abigail P. Johnson is a director of FMR. The Johnson family group and all other Class B shareholders of FMR have entered into a voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. FMR and FIL are of the view that they are not acting as a group and are not otherwise required to attribute to each other the beneficial ownership of securities beneficially owned by the other. FMR states that it made the filing on a voluntary basis as if all of the shares of DST Common Stock are beneficially owned by FMR and FIL on a joint basis.

(5)
MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. Information with respect to MFS and its beneficial ownership is based on a Schedule 13G dated February 8, 2005. MFS has sole dispositive power over the shares and sole voting power over 4,515,245 shares.

(6)
M&I is located at 770 North Water Street, Milwaukee, Wisconsin 53202. Information with respect to M&I and its beneficial ownership is based on a Schedule 13G dated February 11, 2005. M&I has the sole power to vote or direct voting, but disclaims beneficial ownership, of 4,699,718 shares and the sole power to dispose or direct disposal of 626 shares. The 4,699,718 shares are held in one or more employee benefit plans where Marshall and Ilsley Trust Company N.A., as custodian, may be viewed as having voting or dispositive authority in certain situations. M&I is the parent holding company of Marshall & Ilsley Trust Company N.A.

(7)
Mr. Allinson's beneficial ownership includes 53,450 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date. Mr. Allinson has a right to receive 1,984 shares as an Adjustment Award no earlier than November 28, 2006.

(8)
Mr. Fitt's beneficial ownership includes 55,290 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date and 28,075 shares held in a trust. Mr. Fitt has a right to receive 1,599 shares as an Adjustment Award no earlier than November 28, 2006.

(9)
Mr. Kenney's beneficial ownership includes 250,000 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date. Mr. Kenney has a right to receive a total of 5,714 shares as an Adjustment Award in four installments to occur November 28, 2005, 2006, 2007, and 2008.

(10)
EquiServe is a wholly-owned DST subsidiary. DST announced on October 20, 2004, that it signed a definitive agreement for Computershare Ltd. to acquire EquiServe ("Computershare Transaction"). As of the Record Date, the Computershare Transaction had not closed.

(11)
Mr. McCullough's beneficial ownership includes 531,151 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date. Mr. McCullough has a right to receive a total of 20,109 shares as an Adjustment Award in four installments to occur November 28, 2005, 2006, 2007, and 2008.

(12)
Mr. McDonnell's beneficial ownership includes 1,532,792 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date and 43,641 shares allocated to his account in the DST ESOP. Mr. McDonnell has a right to receive a total of 36,057 shares as an Adjustment Award in four installments to occur November 28, 2005, 2006, 2007, and 2008.

(13)
Mr. Nelson's beneficial ownership includes 49,674 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date and 200 shares held in an individual retirement account. Mr. Nelson has a right to receive 1,131 shares as an Adjustment Award no earlier than November 28, 2006.

(14)
Mr. Reed's beneficial ownership includes 13,750 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date and 7,314 shares held in a trust. Mr. Reed has a right to receive 429 shares as an Adjustment Award no earlier than November 28, 2006.

(15)
Ms. Strandjord's beneficial ownership includes 47,980 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date and 1,000 shares held in a trust. Ms. Strandjord has a right to receive 1,540 shares as an Adjustment Award no earlier than November 28, 2006.

(16)
Mr. Towle's beneficial ownership includes 58,606 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date. Mr. Towle has a right to receive a total of 586 shares as an Adjustment Award in four installments to occur November 28, 2005, 2006, 2007, and 2008.

(17)
DST Output is a wholly-owned DST subsidiary.

(18)
Mr. Winn's beneficial ownership includes 290,000 shares that may be acquired through options that are exercisable within 60 days of the Record Date. Mr. Winn has a right to receive a total of 5,257 shares as an Adjustment Award in four installments to occur November 28, 2005, 2006, 2007, and 2008.

(19)
DSTi is a wholly-owned DST subsidiary.

(20)
The beneficial ownership of all executive officers and directors as a group includes 3,936,631 shares that may be acquired by the executive officers and directors through options that are exercisable or will become exercisable within 60 days of the Record Date. It also includes 111,386 shares allocated to the DST ESOP accounts of executive officers and the spouse of an executive officer and 32,854 shares otherwise held indirectly. An individual in the group has disclaimed beneficial ownership as to a total of 5,761 of the shares. The executive officers and directors as a group have rights over varying applicable periods to receive 101,506 shares as Adjustment Awards.

PROPOSAL 1
ELECTION OF TWO DIRECTORS

        We are requesting our stockholders to elect two DST Board Nominees to serve on the DST Board. The DST Board Nominees would serve for a three-year term expiring in 2008 or until their successors are elected and qualified. The DST Board Nominees are current directors whose terms expire at the Annual Meeting, have consented to being named as nominees herein, and have indicated they are willing and able to continue serving as directors if elected. They are:

Thomas A. McDonnell,    age 59. Mr. McDonnell has served DST as a director since 1971, as CEO since October 1984, and as President since January 1973 (except for a 30-month period from October 1984 to April 1987). He served as Treasurer from February 1973 to September 1995 and as Vice Chairman of the DST Board from June 1984 to September 1995. He is a director of Blue Valley Ban Corp., Commerce Bancshares, Inc, Euronet Worldwide, Inc. ("Euronet"), Garmin Ltd., and Kansas City Southern.

M. Jeannine Strandjord,    age 59. Ms. Strandjord has served DST as a director since January 1996. Since January 1, 2005, she has served Sprint Corporation, a telecommunications company ("Sprint"), as Senior Vice President Transformation and Process Excellence. Prior to holding such office, she served Sprint from September 15, 2003 as Senior Vice President and Chief Integration Officer; between January 1, 2003 and September 15, 2003 as Senior Vice President of Financial Services; between November 1998 and December 2002 as Senior Vice President of Finance for Sprint's Global Markets Group; and from 1990 to November 1998 as Senior Vice President and Treasurer. Prior to 1990, she served in other capacities for a predecessor to Sprint and for a Sprint subsidiary. She is a director of Euronet and six registered investment companies which are part of American Century Funds.

        The DST By-laws classify the DST Board into three classes and stagger the three-year terms of each class to expire in consecutive years. The term of office of one class of directors expires each year in rotation so that at each annual meeting of stockholders one class is up for election for a full three-year term.

        If any of the DST Board Nominees should for any reason become unavailable for election, the Proxy Committee will vote for such other nominee as may be proposed by the Corporate Governance/Nominating Committee of the DST Board (the "DST Governance Committee") or, alternatively, the DST Board may reduce the number of directors to be elected at the meeting.

THE DST BOARD RECOMMENDS THAT YOU VOTE "FOR"
THE BOARD NOMINEES

PROPOSAL 2
APPROVAL OF THE EMPLOYEE EQUITY INCENTIVE PLAN

        We are requesting our stockholders to vote in favor of adopting the Employee Equity Incentive Plan (referred to in this proposal as the "Plan") which was recommended by the Compensation Committee of the DST Board (the "DST Compensation Committee" or the "Committee") and approved by the DST Board on March 2, 2005, subject to stockholder approval. If adopted, the Plan will replace the DST Systems, Inc. 1995 Stock Option and Performance Award Plan ("1995 Plan"). The description of certain major features of the Plan is subject to the specific provisions in the full text of the Plan, which is attached as Exhibit I. If approved, the Plan will take effect on the Annual Meeting date, May 10, 2005. The DST Board, subject to stockholder approval, has adopted a separate equity-based compensation plan for members of the DST Board who are not employed by DST or any DST affiliate ("Non-Employee Directors"). (See Proposal 3.)

Objectives.    Approval of the Plan is intended to allow us to achieve the following objectives:

  •
  Motivate and incentivize employees.    The Plan should generate an increased incentive for our employees and consultants to contribute to our future success, secure for us and our stockholders the benefits inherent in equity ownership by employees, and enhance our ability to attract and retain exceptionally qualified employees on whom, in large measure, our sustained progress, growth and profitability depend.

  •
  Align employee and stockholder interests.    By encouraging stock ownership by employees, we intend to more closely align the interests of our employees, management and stockholders and to motivate employees to enhance the value of DST for the benefit of all stockholders.

  •
  Consolidate the employment anniversary service award plan and the annual incentive award program with the Plan.    The DST Systems, Inc. 1991 Stock Bonus Plan ("1991 Anniversary Plan"), under which employees automatically received modest stock awards every five years on their employment anniversary dates ("Anniversary Service Awards"), has been incorporated into the Plan. In addition, to provide greater transparency to our stockholders, we have incorporated the general terms of our annual incentive award program into the Plan.

  •
  Cover Non-Employee Directors in a separate plan.    By creating a separate plan for Non-Employee Directors, we have reduced the appearance of a potential conflict of interest for such directors in the exercise of their business judgment with respect to employees.

  •
  Retain the ability to use different types of equity incentive awards.    For a number of years, stock options were our primary form of equity-based compensation. In light of the anticipated changes in option accounting, beginning in 2004 the Committee made restricted stock the primary form of equity-based incentive. The Committee intends to continue to use restricted stock as the primary form of equity incentive compensation but may use other forms of compensation as it believes appropriate to attract, retain and motivate employees. To maintain flexibility, the Plan permits awards to be made in the form of the various award types listed in Key Plan Provisions below.

  •
  Maintain the ability to offer stock-based incentive compensation to a key group of employees in accordance with the Committee's compensation principles.    The 1995 plan currently authorizes 30,000,000 shares. We are seeking authorization of a much smaller number of shares under the Employee Equity Incentive Plan (4,000,000 shares; see Key Provisions below). The smaller number of shares results from changes in equity compensation practices, as discussed in the DST Compensation Committee Report on Executive Compensation ("Compensation Report"). Such changes include switching from stock options to restricted stock as the primary form of annual equity compensation for the five-year period of 2005 through 2009. The Compensation Report explains why the Committee believes this approach will benefit DST and its shareholders. As explained in the Compensation Report, an upfront grant of restricted stock for such period has already occurred under the 1995 Plan.

  •
  Implement emerging best practices in compensation and corporate governance.    The Plan prohibits stock option repricing without stockholder approval. It also prohibits reload options and discount prices on stock options (except those granted as substitute awards where needed to preserve economic value). If approved, Non-Employee Directors will no longer be eligible for awards under the same plan as employees. A change in control is triggered by consummation of certain corporate transactions, rather than by stockholder approval of the transactions. These provisions are consistent with implementing emerging best practices in compensation and corporate governance.

Importance of the Proposal.    The 1995 Plan expires August 31, 2005. If stockholders do not approve the Employee Equity Incentive Plan, no replacement Plan will be in place under which the Committee can (i) issue equity awards in connection with potential acquisitions or as part of new hire, promotion, incentive or other equity grants to attract and retain qualified employees, and (ii) further align the interests of employees, management and stockholders by motivating employees, through stock ownership, to enhance the value of DST Common Stock. Approval of the Plan is also important because, without it, performance-based awards, whether paid in cash or equity, would not qualify for the exception to the deductibility limit set forth in Section 162(m) of the Internal Revenue Code, which exception is explained in the Compensation Report.

Key Plan Provisions

Plan term:	May 10, 2005 through May 9, 2015
Eligible participants:	Employees, consultants, and individuals expected to become employees of DST or an affiliate.
Shares authorized:
4,000,000 plus shares remaining under the 1995 Plan (approximately 238,289 as of the Record Date) plus shares forfeited, lapsed, etc. without exercise, plus any shares required to satisfy substitute awards, all subject to adjustment for stock splits, the effects of corporate transactions, and other significant events.
Award Types:	•	Shares
	•	Dividend Equivalents
	•	Annual Incentive Awards
	•	Options (non-qualified and incentive stock options)
	•	Stock Appreciation Rights
	•	Limited Stock Appreciation Rights
	•	Restricted Stock
	•	Performance Units
	•	Restricted Stock Units and Deferred Stock
	•	Anniversary Service Awards
	•	Substitute Awards

Grant price:	The exercise price of options and the strike price for stock appreciation rights will be no less than the average of the high and low trading prices of DST Common Stock on the NYSE on the grant date.
Individual limits:
The maximum number of shares with respect to which an individual may be granted awards in one year is 800,000. The maximum cash award payout for which an individual may be granted an award in any year is 600% of his or her base salary (up to $1,000,000 of base salary). These amounts are higher than we expect awards to be and are included in the Plan to comply with the requirements for deductibility of awards to certain executive officers under Section 162(m) of the Internal Revenue Code.
Vesting:
Determined by the Committee at the time of grant, except that time-based restrictions on restricted stock shall remain in effect at least until the third anniversary of the grant date (subject to acceleration if the Committee allows in the event of death, disability, change in control, constructive termination of employment or termination of employment by DST other than for cause).
Deferrals:	Grantees may elect to or may be required to defer receipt of cash awards or delivery of stock awards on terms and conditions established by the Committee.
Effect of Change in Control:
Unless otherwise provided in an agreement governing an award made under the Plan, all awards other than service awards become fully vested on a change in control. In addition, if there is a change in control, the Committee may provide for the cash-out of any award, adjust the award as appropriate to reflect the change in control, or cause the award to be assumed by the survivor or a substitute award to be granted by the survivor.
Change in Control Definition:	A change in control of DST will occur if any of the following takes place:
• incumbent directors (as defined in the Plan) are less than 75% of the DST Board,
•
consummation of a merger, sale of all or substantially all the assets, or other reorganization transaction unless DST stockholders hold at least 60% of the voting power of the surviving entity immediately after the transaction,
• any person or group (as defined in the Plan) becomes the beneficial owner (as defined in the Plan) of 20% or more of the voting power of DST voting securities, or
• Stockholders approve a plan of complete liquidation of DST, other than in connection with a reorganization transaction.

Administration.    The Committee, which is made up entirely of independent directors, or another committee of the DST Board that meets specified independence criteria, will administer the Plan. The Committee may interpret and administer the Plan, establish, amend, suspend or waive any rules relating to the Plan, and make any other determination and take any other action that may be necessary or advisable for administration of the Plan. Except as otherwise expressly provided in the Plan, all determinations, designations, interpretations, and other decisions of the Committee are final, conclusive and binding. All determinations of the Committee under the Plan shall be made only if there is a quorum for Committee action and by a majority of members present but no less than two members.

Eligibility.    An individual who is eligible for a Plan award is someone other than a Non-Employee Director who is an employee or prospective employee or a consultant to DST or an affiliate. Persons subject to potential liability under Section 16(b) of the Exchange Act ("Section 16 Persons") do not receive any awards (including Anniversary Service Awards) without the Committee specifically selecting them as grantees. Anniversary Service Awards to a person other than a Section 16 Person are granted automatically every fifth anniversary of the employee's hire. As of the Record Date (and excluding employees of EquiServe, which will no longer be a DST subsidiary upon closing of the Computershare Transaction), approximately 9,600 employees were regularly employed more than 20 hours per week and more than five months per year and therefore eligible to receive Anniversary Service Awards and approximately 1,000 employees were at management levels eligible to receive other types of awards under the Plan.

Performance Criteria.    The Compensation Report explains certain Internal Revenue Code deduction limitations under Section 162(m) of the Internal Revenue Code. For awards intended to satisfy the performance-based compensation exception to those limitations, the performance criteria will be selected from among the following, which may be applied to DST as a whole, to an individual recipient, or to a department, unit, division or function within DST or an affiliate, and they may apply on a pre- or post-tax basis, either alone or relative to the performance of other businesses or individuals (including industry or general market indices):

  a.
  Earnings (either in the aggregate or on a per share basis);

  b.
  Growth or rate of growth in earnings (either in the aggregate or on a per share basis);

  c.
  Net income or loss (either in the aggregate or on a per share basis);

  d.
  Cash flow provided by operations, either in the aggregate or on a per share basis;

  e.
  Growth or rate of growth in cash flow, either in the aggregate or on a per share basis;

  f.
  Free cash flow, either in the aggregate or on a per share basis;

  g.
  Reductions in expense levels, determined either on a DST-wide basis or in respect of any one or more business units;

  h.
  Operating and maintenance cost management and employee productivity;

  i.
  Stockholder returns (including return on assets, investments, equity, or gross sales);

  j.
  Return measures (including return on assets, equity, or sales);

  k.
  Growth or rate of growth in return measures (including return on assets, equity, or sales);

  l.
  Share price (including attainment of a specified per share price during the performance period; growth measures and total stockholder return or attainment by the shares of a specified price for a specified period of time);

  m.
  Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; and/or

  n.
  Achievement of business or operational goals such as market share and/or business development.

        The Committee may adjust any award downward in its discretion. In addition, the Committee may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual non-recurring gain or loss. Performance-based awards may be paid in cash, shares, or the equivalent value in any other form of award allowed in the Plan, or any combination thereof, as determined by the Committee.

Awards.    Subject to Plan limits, the Committee determines the size of awards. The Committee may grant shares of DST Common Stock, dividend equivalents and the following types of awards, any or all of which may be made contingent on continued employment and/or achievement of performance-based criteria:

        Annual Incentive Awards.    The Committee must designate individuals eligible for an annual incentive award within the first 90 days of a year, with certain exceptions. The Committee will establish performance goals from among the performance measures listed above and will establish the threshold, target and maximum bonus opportunities for each participant for the attainment of specified levels of performance goals. Performance goals and bonus opportunities may be weighted for different factors and measures. The Committee will certify the degree of attainment of performance goals within 90 days after the end of each year, and annual incentive awards will be paid as soon as administratively practicable after the certification is made.

        Options.    Options may be granted by the Committee and may be either non-qualified options or incentive stock options. In addition, the Committee may permit eligible individuals to elect to receive, in lieu of all or a portion of salary or bonus, options having a market value (determined under the Black-Scholes option pricing method or other method determined by the Committee) equal to the amount of salary or bonus foregone. Options are subject to the terms and conditions, including vesting conditions, set by the Committee (and incentive stock options are subject to further statutory restrictions that are set forth in the Plan). The term of an option will generally be no longer than ten years, although the Committee may set a longer or shorter term. Each option gives the grantee the right to receive a number of shares of DST Common Stock upon exercise of the option and payment of the option price. The option price may be paid by cash (including cash obtained through a broker selling the shares acquired on exercise) or, if approved by the Committee, shares of DST Common Stock or restricted DST Common Stock.

        Stock Appreciation Rights.    A stock appreciation right may be granted either alone or in addition to other awards granted under the Plan and may not relate to a specific option. Subject to the terms of the Plan, a grantee of a stock appreciation right will have the right to receive upon exercise thereof an amount equal to the excess of the fair market value of one share of DST Common Stock on the date of exercise, or (except with respect to an incentive stock option) at any time during a specified period before or after the date of exercise as determined by the Committee, over the strike price of the stock appreciation right, multiplied by the number of shares of DST Common Stock with respect to which the stock appreciation right is being exercised. Payment may be made in cash, DST Common Stock, or other property, in any combination. The Committee may provide that payment with respect to an exercised stock appreciation right may occur on a fixed date which may not be the same as the exercise date, and may provide for additional payment in recognition of the time value of money and the delay between the exercise date and the payment date.

        Limited Stock Appreciation Rights.    Limited stock appreciation rights may be granted only with respect to an option. Subject to the terms of the Plan, the grantee of a limited stock appreciation right will have the right to receive upon exercise an amount equal to the excess of the fair market value of one share of DST Common Stock on the date of exercise (or, if greater, the highest price per share of DST Common Stock paid in connection with any change in control) over the option price of the related option, multiplied by the number of shares as to which the limited stock appreciation right is exercised. Limited stock appreciation rights are exercisable only to the extent the related option is exercisable and only during the three-month period immediately following a change in control.

        Restricted Stock.    Restricted stock is DST Common Stock that is forfeitable until the restrictions lapse. The Committee may impose time-based restrictions or performance-based restrictions or both on restricted stock. Time-based restrictions may lapse over time, but may not lapse entirely prior to the third anniversary of the grant date except for death, disability, change in control, or certain involuntary terminations of employment.

        Performance Units.    Performance units are cash or stock awards that are payable at the end of a performance period established by the Committee, in an amount or number that depends on the extent to which the performance goals established by the Committee are satisfied. The Committee may also grant dividend equivalents with respect to stock-based performance units.

        Restricted Stock Units and Deferred Stock.    A restricted stock unit is the right to receive a share of DST Common Stock upon satisfaction of conditions specified by the Committee, which may be time-based or performance-based. Deferred stock is the right to receive shares of DST Common Stock at the end of a specified deferral period. Restricted stock units and deferred stock may be granted by the Committee on a stand-alone basis or may be granted pursuant to the election of a grantee to defer payment or distribution of the award. Time-based restrictions may lapse over time, but may not lapse entirely prior to the third anniversary of the grant date except for death, disability, change in control, or certain involuntary terminations of employment.

        Anniversary Service Awards.    Anniversary Service Awards consist of shares granted as of the end of a calendar quarter to employees of DST and designated affiliates who have attained a number of years of service in such quarter that is divisible by five. The number of shares is equal to the number of the individual's years of service, e.g., five shares for five years of service, ten shares for ten years of service, etc. The CEO or his delegate administers the Anniversary Service Award program, and grants are automatic except that the Committee administers such program and grants such awards to Section 16 Persons. Such awards are accompanied by a cash payment (a gross-up) intended to be applied toward applicable taxes on the service awards.

        Substitute Awards.    Substitute awards may be granted by the Committee in replacement of stock and stock-based awards held by current and former employees or non-employee directors of, or consultants to, another business that is, or whose stock is, acquired by DST or an affiliate, in order to preserve the economic value of all or a portion of the replaced award, on such terms and conditions (including price) as the Committee determines.

Transferability.    Unless otherwise determined by the Committee, awards granted under the Plan are not transferable except by will or the laws of descent and distribution. The Committee will have sole discretion to permit the transfer of an award to certain family members specified in the Plan.

Amendments.    The DST Board may amend or terminate the Plan, without stockholder approval unless stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which DST Common Stock is traded. However, unless permitted by the Plan or the terms of the award, no amendment or termination may materially adversely affect any outstanding award without the grantee's consent.

Adjustments.    In the event a stock dividend, stock split, reorganization, recapitalization, spin-off, or other similar event affects shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may (among other actions and subject to certain exceptions) adjust the number and type of shares available under the Plan, the number and type of shares subject to outstanding awards and the exercise price of outstanding stock options and other awards.

New Plan Benefits.    DST cannot determine the amounts of awards that will be granted under the Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the Plan, the number of awards to be granted is within the discretion of the Committee.

U.S. Tax Consequences.    This summary is based on U.S. federal income tax laws in effect as of the date hereof. The summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.

        The grant of an option will have no immediate tax consequences for the grantee or DST. Upon exercising a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value on the date of exercise of the stock acquired on exercise and the option exercise price, and DST will be entitled to a deduction in the same amount. In general, if applicable holding period requirements are satisfied, the recipient will have no taxable income upon the exercise of an incentive stock option (except that the alternative minimum tax may apply), and DST will have no deduction. Upon a disposition of shares acquired through the exercise of an option, the difference in the amount received on the disposition over the participant's basis will be taxed as a capital gain or loss, either short-term or long-term, depending on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. Generally, there will be no tax consequences to DST in connection with a disposition of shares acquired on exercise of an option, except that DST may be entitled to a deduction upon disposition of shares acquired on exercise of an incentive stock option before the applicable holding period has been satisfied.

        Under current rulings of the Internal Revenue Service, a recipient who pays the exercise price for an option with DST Common Stock does not recognize gain or loss with respect to the disposition of the stock transferred in payment of the option price. However, the recipient normally will recognize ordinary income upon the exercise of a non-qualified stock option in the manner discussed above. The recipient's basis in a number of acquired shares equal to the number surrendered will be the same as the recipient's basis in the surrendered shares, and the recipient's basis in any additional option shares will be equal to the amount of income the recipient recognizes upon the exercise of the option.

        Generally, no taxes are due when an award of restricted stock is made, but the award becomes taxable when it vests or becomes transferable, unless the recipient elects, under Section 83(b) of the Internal Revenue Code within 30 days of receiving the grant, to be taxed in the year the restricted stock is granted. Income tax is paid on the value of the stock at ordinary rates when the award vests or becomes transferable (or, if a Section 83(b) election is made, at the time of grant), and then at long- or short-term capital gains rates when the shares are sold. DST is entitled to a deduction (subject to the limitations of Section 162(m) of the Internal Revenue Code unless the restricted stock qualifies as "performance based compensation") at the time and in the amount the recipient recognizes as income.

        Generally, no taxes are due when an award of restricted stock units is made, but the award becomes taxable when it vests. In addition, DST is entitled to a deduction at the time and in the amount the recipient recognizes income. In the case of an award of restricted stock units, a recipient may not make a Section 83(b) election. Rules relating to the timing of payment of deferred compensation under Section 409A of the Internal Revenue Code are applicable to restricted stock units and any violation of Section 409A could trigger interest and penalties applicable to the recipient.

        Upon the granting of an Anniversary Service Award, the recipient recognizes ordinary income in an amount equal to the value of the shares delivered in satisfaction of the award. Any additional cash payment accompanying the service award is also ordinary income to the recipient. DST is entitled to a deduction (subject to the limitations of Section 162(m) of the Internal Revenue Code) at the time and in the amount the recipient recognizes as income.

        Awards that are considered to be deferred compensation and which comply with the rules under Internal Revenue Code Section 409A with regard to the timing of payment, acceleration of payment and timing of elections to defer compensation are not taxed until the time the award is paid or distributed. In addition, DST is entitled to a deduction at the time and in the amount the recipient recognizes income. Any violation of Section 409A could trigger a 20% penalty tax to be paid by the grantee plus interest and other penalties applicable to the grantee.

        Awards granted under the Plan may qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code in order to preserve federal income tax deductions by DST with respect to annual compensation required to be taken into account under Section 162(m) that is paid to DST's five most highly compensated executive officers. To so qualify, options, restricted stock, and other awards must be granted under the Plan by a committee consisting solely of two or more "Non-Employee Directors" (as defined under Section 162(m) regulations) and satisfy the Plan's limit on the total number of shares or total dollar amount that may be awarded to any one participant during any year. In addition, for awards other than options to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria described above.

THE DST BOARD RECOMMENDS THAT YOU VOTE "FOR"
THE EMPLOYEE EQUITY INCENTIVE PLAN

PROPOSAL 3
APPROVAL OF THE NON-EMPLOYEE DIRECTOR AWARD PLAN

        We are requesting our stockholders to vote in favor of adopting the Non-Employee Director Award Plan (referred to in this proposal as the "Plan") which was recommended and approved by the full DST Board on March 2, 2005, subject to stockholder approval. If adopted, the Plan will replace the component of the 1995 Plan that provided for equity awards to Non-Employee Directors. The Plan will be the sole plan for providing equity-based compensation for Non-Employee Directors. The DST Board, subject to stockholder approval, has adopted a separate plan for equity-based compensation of our employees. (See Proposal 2.) The description of certain major features of the Plan is subject to the specific provisions in the full text of the Plan, which is attached as Exhibit II. If approved, the Plan will take effect May 10, 2005.

Objectives.    Approval of the Plan is intended to allow us to achieve the following objectives:

  •
  Align Non-Employee Director and stockholder interests.    By encouraging stock ownership by Non-Employee Directors, we intend to more closely align the interests of our Non-Employee Directors and stockholders and to motivate such directors to enhance the value of DST for the benefit of all stockholders.

  •
  Separately cover Non-Employee Directors.    The separate Plan reduces the appearance of potential conflicts of interest for directors in exercising their business judgment with respect to awards of equity compensation to DST employees and management.

  •
  Retain the ability to use different types of equity incentive awards.    Restricted stock is our current form of equity-based compensation for directors. However, the Board may use other forms of compensation as it determines appropriate to attract and retain qualified Non-Employee Directors. To maintain flexibility, the Plan permits awards to be made in the form of the award types listed in Key Plan Provisions below. Additionally, flexibility is maintained in the Plan by not providing for automatic grants within the Plan itself, but instead requiring the full DST Board to review and assess the appropriate forms and amounts of equity-based compensation that should be awarded within the limits of the Plan.

  •
  Implement emerging best practices in compensation and corporate governance.    If approved, Non-Employee Directors will no longer be eligible for awards under the same plan as employees. The Plan prohibits (i) stock option repricing without stockholder approval and (ii) reload options and discount prices on stock options (except those granted as substitute awards where needed to preserve economic value).

Importance of the Proposal.    The 1995 Plan expires August 31, 2005. If stockholders do not approve the Plan, no replacement Plan will be in place under which Non-Employee Directors can receive DST Common Stock. This may compromise DST's ability to attract and retain qualified directors. DST would not have an equity mechanism through which to align the interests of Non-Employee Directors and stockholders through Non-Employee Director ownership of DST Common Stock.

Key Plan Provisions

Plan term:	May 10, 2005 through May 9, 2015
Eligible participants:	Non-Employee Directors
Shares authorized:
300,000 plus shares forfeited, lapsed, etc. without exercise, plus any shares required to satisfy substitute awards, all subject to adjustment for stock splits, the effects of corporate transactions, and other significant events.

Award Types:	• Shares
• Dividend Equivalents
• Options (non-qualified stock options)
• Restricted Stock
• Restricted Stock Units
• Deferred Stock
• Substitute Awards
Grant price:	The exercise price of options will be no less than the average of the high and low trading prices of DST Common Stock on the grant date.
Vesting:
Determined by the full DST Board at the time of grant, except that time-based restrictions on restricted stock shall remain in effect at least until the third anniversary of the grant date with accelerated vesting in certain limited circumstances.
Deferrals:	Grantees may elect to defer receipt of director fees or delivery of stock awards on terms and conditions established by the DST Board.

Administration.    The full DST Board will administer the Plan, provided that any determination under the Plan with respect to a particular Non-Employee Director will be determined by a vote of the majority of the members of the DST Board excluding such Non-Employee Director. The DST Board may interpret and administer the Plan, establish, amend, suspend or waive any rules relating to the Plan, and make any other determination and take any other action that may be necessary or advisable for administration of the Plan. Except as otherwise expressly provided in the Plan, all determinations, designations, interpretations, and other decisions of the DST Board are final, conclusive and binding. All determinations of the DST Board shall be made by a majority of its members, excluding any director with respect to whom the determination is being made.

Eligibility.    Only Non-Employee Directors of DST are eligible for awards under the Plan.

Awards.    Subject to Plan limits, the DST Board determines the size of awards. Non-Employee Directors may receive shares of DST Common Stock, dividend equivalents, and the following types of awards, any or all of which may be made contingent on continued service on the DST Board and/or achievement of performance-based criteria.

        Options.    Non-qualified stock options may be granted by the DST Board. Options are subject to the terms and conditions, including vesting conditions, set by the DST Board. The term of an option will be no longer than 10 years. Each option gives the grantee the right to receive a number of shares of DST Common Stock upon exercise of the option and payment of the option price. The option price may be paid by cash (including cash obtained through a broker selling the shares acquired on exercise) or, if approved by the Committee, shares of DST Common Stock or restricted DST Common Stock.

        Restricted Stock.    Restricted stock is DST Common Stock that is forfeitable until the restrictions lapse. The DST Board may impose time-based restrictions or performance-based restrictions or both on restricted stock. Time-based restrictions must remain in effect, in whole or in part, until at least the third anniversary of the grant date except in the case of death, disability, retirement, certain special terminations of affiliation, or other circumstances set forth in the award agreement for which accelerated vesting may occur.

        Restricted Stock Units.    A restricted stock unit is the right to receive a share of DST Common Stock upon satisfaction of conditions specified by the DST Board, which may be time-based or performance-based. Time-based restrictions must remain in effect, in whole or in part, until at least the third anniversary of the grant date except in the case of death, disability, retirement, certain special terminations of affiliation, or other circumstances set forth in the award agreement for which accelerated vesting may occur.

        Deferred Stock.    Deferred stock is the right to receive shares of DST Common Stock at the end of a specified deferral period. Deferred stock may be granted by the DST Board on a stand-alone basis or may be granted pursuant to the election of a grantee to defer payment of director fees or distribution of the award. Generally, deferred stock is paid upon the earlier of 180 days after service on the DST Board has ended or the Non-Employee Director's death or disability.

        Substitute Awards.    Substitute awards may be granted by the DST Board on such terms and conditions (including price) as the DST Board determines to a current or former employee or non-employee director of, or consultant to, another business ("Acquired Entity") that is, or whose stock is, acquired by DST or an affiliate, if such person holds Acquired Entity stock or stock-based awards and becomes a Non-Employee Director of DST and if the substitute award is to preserve the economic value of all or a portion of the replaced award.

Transferability.    Unless otherwise determined by the DST Board, awards granted under the Plan are not transferable except by will or the laws of descent and distribution. The DST Board will have sole discretion to permit the transfer of an award to certain family members as specified in the Plan.

Amendments.    The DST Board may amend or terminate the Plan, without stockholder approval unless stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which DST Common Stock is traded. However, unless permitted by the Plan or the terms of the award, no amendment or termination may materially adversely affect any outstanding award without the grantee's consent.

Adjustments.    In the event a stock dividend, stock split, reorganization, recapitalization, spin-off, or other similar event affects shares such that the DST Board determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the DST Board may adjust the number and type of shares available under the Plan or subject to outstanding grants, and, subject to various limits set forth in the Plan, the exercise price of outstanding stock options and other awards.

New Plan Benefits.    DST cannot determine the amounts of awards that will be granted under the Plan or the benefits of any awards to the Non-Employee Directors, particularly since Non-Employee Directors, if the DST Board approves, may be able to elect to defer all or a portion of their cash fees under the Plan as deferred stock. Under the terms of the Plan, the number of awards to be granted is within the discretion of the DST Board.

U.S. Tax Consequences.    This summary is based on U.S. federal income tax laws in effect as of the date hereof. The summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.

        The grant of an option will have no immediate tax consequences for the grantee or DST. Upon exercising a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value on the date of exercise of the stock acquired on exercise and the option exercise price, and DST will be entitled to a deduction in the same amount. Upon a disposition of shares acquired through the exercise of an option, the difference in the amount received on the disposition over the participant's basis will be taxed as a capital gain or loss, either short-term or long-term, depending on how long the shares were held. There will be no tax consequences to DST in connection with a disposition of shares acquired on exercise of an option.

        Under current rulings of the Internal Revenue Service, a recipient who pays the exercise price for an option with DST Common Stock does not recognize gain or loss with respect to the disposition of the stock transferred in payment of the option price. However, the recipient normally will recognize ordinary income upon the exercise of a non-qualified stock option in the manner discussed above. The recipient's basis in a number of acquired shares equal to the number surrendered will be the same as the recipient's basis in the surrendered shares, and the recipient's basis in any additional option shares will be equal to the amount of income the recipient recognizes upon the exercise of the option.

        Generally, no taxes are due when an award of restricted stock is made, but the award becomes taxable when it vests or becomes transferable, unless the recipient elects, under Section 83(b) of the Internal Revenue Code within 30 days of receiving the grant, to be taxed in the year the restricted stock is granted. Income tax is paid on the value of the stock at ordinary rates when the award vests or becomes transferable (or, if a Section 83(b) election is made, at the time of grant), and then at long- or short-term capital gains rates when the shares are sold. DST is entitled to a deduction at the time and in the amount the recipient recognizes as income. The DST Board may prohibit any Non-Employee Director from making a Section 83(b) election.

        Generally, no taxes are due when an award of restricted stock units is made, but the award becomes taxable when it vests. In addition, DST is entitled to a deduction at the time and in the amount the recipient recognizes income. In the case of an award of restricted stock units, a recipient may not make a Section 83(b) election. Rules relating to the timing of payment of deferred compensation under Section 409A of the Internal Revenue Code are applicable to restricted stock units and any violation of Section 409A could trigger interest and penalties applicable to the Non-Employee Director.

        Awards that are considered to be deferred compensation and which comply with the rules under Internal Revenue Code Section 409A with regard to the timing of payment, acceleration of payment and timing of elections to defer compensation are not taxed until the time the deferred award is paid or distributed. In addition, DST is entitled to a deduction at the time and in the amount the recipient recognizes income. Any violation of Section 409A could trigger a 20% penalty tax to be paid by the grantee plus interest and other penalties applicable to the grantee.

THE DST BOARD RECOMMENDS THAT YOU VOTE "FOR"
THE NON-EMPLOYEE DIRECTOR AWARD PLAN

PROPOSAL 4
RATIFICATION OF THE DST AUDIT COMMITTEE'S SELECTION
OF PRICEWATERHOUSECOOPERS

        We are requesting our stockholders to ratify the DST Audit Committee's selection of PricewaterhouseCoopers as DST's independent registered public accounting firm for fiscal year 2005. PricewaterhouseCoopers will audit the consolidated financial statements of DST and its subsidiaries for 2005, review certain reports DST will file with the Securities and Exchange Commission ("SEC"), perform a review of management's assessment as of December 31, 2005 of internal control over financial reporting, issue an attestation report on such assessment ("Internal Control Attestation"), provide the DST Board and DST stockholders with certain reports, and provide such other services as the DST Audit Committee and its Chairman from time to time determine.

        PricewaterhouseCoopers served as DST's independent registered public accounting firm for 2004. It performed professional services for DST as described in the Audit Matters section. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions. Although the DST Audit Committee has selected PricewaterhouseCoopers, it nonetheless may, in its discretion, retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of DST and its stockholders.

THE DST BOARD RECOMMENDS THAT YOU VOTE "FOR"
RATIFICATION OF THE DST AUDIT COMMITTEE'S SELECTION
OF PRICEWATERHOUSECOOPERS

THE BOARD OF DIRECTORS

Directors Whose Terms Expire in Future Years.    In addition to the DST Board Nominees, who are identified in Proposal 1, the following individuals are also on the DST Board for a term ending on the date of the annual meeting of stockholders in the year indicated.

  Directors Whose Terms Expire at the Annual Meeting of Stockholders in 2006

        Thomas A. McCullough, age 62, has served as a director of DST since 1990. He has served as Executive Vice President since April 1987 and as COO since May 2001. His responsibilities include full-service mutual fund processing, remote service mutual fund client servicing, Automated Work Distributor products, information systems, securities transfer, product sales and marketing, and DST's Winchester Data Center. From September 2000 through 2003, he served as CEO, and since September 2000 he has served as Chairman, of Boston Financial Data Services, Inc. ("BFDS"), a joint venture of State Street Corporation ("State Street") and DST. BFDS performs shareowner accounting services for mutual fund companies and remittance and proxy processing, teleservicing and class action administration services.

        William C. Nelson, age 67, has served as a director of DST since January 1996. In March 2001, he became Chairman of George K. Baum Asset Management, which provides investment services to individual investors, companies, and charitable organizations. In March 2000, Mr. Nelson retired from his positions as President, Kansas City Region, of Bank of America, N.A. and as Chairman of Bank of America Mid-West. Mr. Nelson had served since June 1988 as an executive officer of banks acquired by Bank of America. He is a director of Great Plains Energy.

        Travis E. Reed, age 70, has served as a director of DST since July 2002. Mr. Reed is founder of Reed Investment Corporation, which acquires equity interests in various businesses, and has served as its President since 1977.

  Directors Whose Terms Expire at the Annual Meeting of Stockholders in 2007

        A. Edward Allinson, age 70, has served as a director of DST from 1977 to November 1990 and from September 1995 to present. He was Executive Vice President of State Street Bank and Trust Company ("State Street Bank") and Executive Vice President of State Street, the parent company of State Street Bank, from March 1990 through December 1999. State Street is a financial services corporation that provides banking, trust, investment management, global custody, administration and securities processing services. From December 1999 through his retirement in October 2000, Mr. Allinson served as CEO and Chairman of the Board of EquiServe Limited Partnership, a stock transfer agent for publicly listed corporations. EquiServe Limited Partnership has become DST's wholly-owned subsidiary EquiServe, Inc., in which DST will no longer have an interest upon consummation of the Computershare Transaction. Mr. Allinson is also a director of Kansas City Southern.

        Michael G. Fitt, age 73, has served as a director of DST since September 1995. He was CEO and Chairman of GE Employers Reinsurance Corporation ("ERC"), a reinsurance company, from 1980 through 1992 and its President from 1979 through October 1991. He retired from ERC in 1992. Mr. Fitt is also a director of Kansas City Southern.

Policy on Director Attendance at Annual Stockholder Meetings.    DST directors shall, whenever reasonably practicable, attend annual stockholders' meetings. Each director attended the 2004 annual stockholders' meeting.

Non-Employee Director Independence.    The Non-Employee Directors constitute a majority of the DST Board, and the DST Board has determined each of them to be independent under NYSE standards. In determining the independence of each Non-Employee Director, the DST Board applied categorical standards of independence contained in the DST Systems, Inc. Corporate Governance Guidelines (the "Guidelines"), available at www.dstsystems.com. The standards assist the DST Board in determining that a Non-Employee Director has no material relationship with DST, either directly or as a partner, shareholder or officer of an organization that has a relationship with DST. Under the standards, the DST Board presumes independence if the director (1) during the preceding three years (a) has not been a DST employee and has no immediate family member (as defined in the Guidelines) who has been employed as a DST executive officer, (b) has not received, and has no immediate family member who has received, more than $100,000 in any twelve month period in direct compensation from DST (other than in his or her capacity as a member of the DST Board or of any DST Board committee)*; (2) is not and has not been within the last three years, and has no immediate family member who is or has been within the last three years, employed as an executive officer by any company on whose compensation committee a present DST executive officer concurrently serves or served; (3) is not a current employee, and has no immediate family member who is a current executive officer, of (a) DST, (b) a company that made payments to, or received payments from, DST for property or services in any of the last three fiscal years in an amount which exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues, as reported in the last completed fiscal year of such company*, or (c) a charitable organization to which DST contributed in any of the last three fiscal years more than 2% of such charitable organization's consolidated gross revenues or $1 million, whichever is greater*; (4) has no immediate family member who is a current employee of a firm that is DST's internal or external auditor and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; (5) is not and has no immediate family member who is a current partner of a firm that is DST's internal or external auditor; (6) was not, and has no immediate family member who was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on DST's audit within that time; and (7) is not a current employee of a firm that is DST's internal or external auditor. In addition to the foregoing, a Non-Employee Director will be considered independent for purposes of serving on the DST Audit Committee only if the director also has not, other than in his or her capacity as a member of the DST Board or of the DST Audit Committee or any other DST Board committee, accepted any consulting, advisory, or other compensatory fee from DST and is not an affiliated person of DST or any DST subsidiary, as defined by SEC rules. In determining independence, the DST Board concluded that each of the Non-Employee Directors has no material relationship with DST under these standards.

*
The Guidelines set forth certain circumstances in which independence can be presumed although these circumstances exist.

DST Board Meetings and Standing Committees

        Meetings.    The DST Board met nine times in 2004. The DST Board has established three standing committees: the DST Audit Committee, the DST Governance Committee and the DST Compensation Committee. During 2004, the DST Audit Committee held five meetings, the DST Governance Committee held three meetings, and the DST Compensation Committee held seven meetings. With the exception of one meeting missed because of travel on urgent DST business by one director, each director attended in 2004 all DST Board meetings and all meetings of DST Board committees on which such director served.

        DST Audit Committee.    The DST Audit Committee is comprised of directors who meet NYSE independence standards. Functions performed by the DST Audit Committee include appointing and approving the fees of the independent auditor, reviewing audited financial statements and certain other public disclosures, and assisting the DST Board in oversight of the internal audit function, legal and regulatory compliance, and integrity of financial statements and certain internal controls. The charter of the DST Audit Committee is available at www.dstsystems.com. Members of the DST Audit Committee are Ms. Strandjord and Messrs. Allinson, Fitt, Nelson and Reed. The DST Board has determined that

Ms. Strandjord is an "audit committee financial expert" as that term is defined in applicable securities laws and regulations, and other members of the DST Audit Committee may also qualify as audit committee financial experts under such laws and regulations. The DST Board appoints the members of the DST Audit Committee to serve staggered three-year terms. The DST Audit Committee Report is set forth herein. No member of the DST Audit Committee serves on more than one other public company board of director audit committees.

        DST Compensation Committee.    Functions of the DST Compensation Committee include making determinations with respect to salaries and bonuses of and other compensation arrangements with DST executive officers and the CEO, performing certain administrative duties under DST compensation and benefit plans, including the 1995 Plan, and recommending to the DST Board fees to be paid Non-Employee Directors. The charter of the DST Compensation Committee is available at www.dstsystems.com. Members of the DST Compensation Committee are Ms. Strandjord and Messrs. Fitt, Nelson and Reed. The DST Board appoints the members of the DST Compensation Committee to serve one-year terms. The DST Compensation Committee Report on Executive Compensation is set forth herein.

        DST Governance Committee.    The DST Governance Committee is comprised of directors who meet NYSE independence standards. Functions performed by the DST Governance Committee include identifying and recommending to the DST Board nominees to serve on the DST Board, evaluating independence and other qualifications of DST Board and DST Board committee members, recommending corporate governance guidelines to the DST Board, overseeing evaluations of the DST Board and of DST management, and reviewing and performing certain administrative duties with respect to DST's Business Ethics and Legal Compliance Policy. The charter of the DST Governance Committee is available at www.dstsystems.com. Members of the DST Governance Committee are Ms. Strandjord and Messrs. Allinson, Fitt, Nelson and Reed. The DST Board appoints the members of the DST Governance Committee to serve one-year terms. The DST Governance Committee will consider nominees for director timely proposed by stockholders in a written proposal notice as described in the Other Matters section of this Proxy Statement.

Compensation of Non-Employee Directors.    Non-Employee Directors are compensated as follows:

			Per Meeting Fees
	Additional Annual Retainer for DST Board Committee Chairperson		DST Board Meetings Attended		DST Board Committee Meetings Attended
Annual Retainer	DST Audit Committee	Other Committees	In Person	By Tele- conference	In Person	By Tele- conference	Equity	Other
$40,000	$10,000	$5,000	$5,000	$1,000	$2,000	$500	Shares of restricted(1) DST Common Stock, granted under the 1995 Plan as of Annual Meeting date, and equal in value to $130,000 as of such date	Payment of less than $10/month in term life insurance premiums

(1)
The restrictions lapse three years from the date of grant, or, if earlier, upon retirement from service as a Non-Employee Director on or after age 59 1/2, disability, or death. The restrictions also lapse prior to the end of the three year period if the Non-Employee Director resigns (a) pursuant to a requirement of the director's employer (provided the director does not control the employer as determined by the DST Board), (b) upon the advice of DST counsel as a result of legal, regulatory, or other requirements that are not a basis of termination of service for cause and are not related to the Non-Employee Director's failure to perform duties to DST or its stockholders, or (c) a failure to be nominated for reelection provided such failure is not due to termination of service for cause or the director declining a nomination.

        Non-Employee Directors may defer their compensation under the Directors' Deferred Fee Plan, a non-qualified deferred compensation plan adopted September 19, 1995. Under the plan, directors who receive fees from DST may make an annual election to defer all or a part of any fees earned during the next calendar year. Each participant's account will be credited with the amount of fees deferred. The account will be adjusted monthly by a rate of return on a hypothetical investment selected by the participant among certain participant-elected investment choices allowed by the plan, or, if investment choices are not elected as to all or a portion of the account, by an interest factor equal to a rate of return selected by the DST Board as provided in the plan. The benefits become distributable after termination of service as a director or in certain other circumstances as approved by the DST Compensation Committee. Fees to some directors previously deferred under an earlier plan, which terminated effective August 31, 1995, continue to be deferred and adjusted and will be distributed in accordance with such earlier plan.

Compensation Committee Interlocks and Insider Participation; Certain Business Relationships.    DST Board member Thomas A. McCullough is a non-executive officer of BFDS, a joint venture of DST and State Street. Although Mr. McCullough and certain other DST officers and directors are members of the BFDS board of directors, there are no Compensation Committee interlocks. BFDS uses DST's mutual fund system and services as a remote services client of DST. Certain subsidiaries of DST provide printing, mailing and other services to BFDS. For 2004, DST and its subsidiaries had revenues of $134,791,487 from BFDS and its subsidiaries.

Stockholder Communication with Directors.    Stockholders may send written communications to the DST Board, any director, or any director group, including all Non-Employee Directors or all members of a DST Board committee, in care of Clarence M. Kelley and Associates, Inc., Attention: Patrick Quinn/DST, 3217 Broadway, 4th Floor, Kansas City, Missouri 64111. Clarence M. Kelley and Associates, Inc. will forward the communication directly to the director or director group to which it is directed by the stockholder. Clarence M. Kelley and Associates, Inc is a third party vendor not affiliated with DST. Non-Employee Directors meet regularly in executive session without management participation. The Presiding Director for such sessions is Michael G. Fitt. Stockholders may communicate directly with the Presiding Director using the procedure set forth in this paragraph.

Non-Employee Director Ownership of DST Common Stock.    The DST Board has adopted a guideline that within a reasonable period of time after a Non-Employee Director's initial appointment or election to the DST Board (which period the DST Board considers to be at least one year), taking into account any personal circumstances applicable to such director, such director is expected to beneficially own DST Common Stock worth at least three times the annual minimum cash retainer for serving as a DST Board member based on the fair market value of the stock and including any restricted DST Common Stock held by the director.

AUDIT MATTERS
DST Audit Committee Report

        The DST Audit Committee reviewed and discussed DST's consolidated financial statements with management and PricewaterhouseCoopers, DST's independent registered public accounting firm. The DST Audit Committee received management's representation and the opinion of PricewaterhouseCoopers that DST's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The DST Audit Committee also discussed with DST's independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

        PricewaterhouseCoopers provided the DST Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the DST Audit Committee discussed with PricewaterhouseCoopers the independence of such firm.

        Based upon such review and discussions, the DST Audit Committee recommended to the DST Board that the audited consolidated financial statements be included in DST's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

THE DST AUDIT COMMITTEE

A. Edward Allinson
Michael G. Fitt
William C. Nelson
Travis E. Reed
M. Jeannine Strandjord

DST's Independent Registered Public Accounting Firm.    PricewaterhouseCoopers served as DST's independent registered public accounting firm as of and for the year ended December 31, 2004. As such, PricewaterhouseCoopers (a) performed professional services in connection with the audit of the consolidated financial statements of DST and the review of reports filed with the SEC, and (b) performed a review of management's assessment of the effectiveness as of December 31, 2004 of internal control over financial reporting and issued an Internal Control Attestation. In addition, PricewaterhouseCoopers reviewed control procedures of DST's mutual fund processing services and provided certain other accounting, auditing and tax services to DST and certain of its subsidiaries.

        PricewaterhouseCoopers fees during 2004 and 2003 were as follows:

        Audit Fees.    Fees for financial statement audits were approximately $3,023,899 during 2004 and $1,968,763 during 2003. Of the 2004 amount, $1,492,737 was related to the Internal Control Attestation. Of the 2003 amount, approximately $796,554 was related to the audit of DST Output Marketing Services, Inc., all the shares of which were transferred to Janus in the Janus Transaction, and to audit work relating to and in connection with the Janus Transaction.

        Audit Related Fees.    Audit related fees were approximately $864,355 during 2004 and $873,207 during 2003. Of the 2004 amount, approximately $680,535 was related to attest services relating to Statement of Auditing Standards No. 70 reports and other controls reviews and approximately $60,000 was for financial statement audits of employee benefit plans. Of the 2003 amount, approximately $667,741 was related to attest services relating to Statement of Auditing Standards No. 70 reports and other controls reviews and approximately $60,614 was for financial statement audits of employee benefit plans. The DST Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers.

        Tax Fees.    Tax fees were approximately $2,133,540 during 2004 and $2,814,315 during 2003. Of the 2004 amount, approximately $565,084 was for tax compliance services, approximately $1,028,286 was related to international consulting, planning and expatriate compliance, and approximately $540,170 was for other tax planning and advice. Of the 2003 amount, approximately $295,607 was for tax compliance services, approximately $845,713 was related to expatriate and other employee tax preparation services, approximately $1,111,026 was for assistance with the structuring of the Janus Transaction and the issuance of a tax opinion in connection with such transaction and approximately $561,969 was for other tax planning and advice. The DST Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers.

        All Other Fees.    There were no fees related to other services during 2004 and 2003.

        The DST Audit Committee has established procedures that prohibit the Committee from engaging an independent auditor to perform any service that the independent auditor is prohibited by the securities laws from providing. Such procedures require the Committee to pre-approve the auditor's annual audit of DST's consolidated financial statements. They allow the Committee or the Committee Chairman to pre-approve or reject any other audit or non-audit services. The Committee has directed that the Chairman, with the assistance of DST's Chief Financial Officer, present and describe at regularly scheduled DST Audit Committee meetings all such pre-approved services. The DST Audit Committee has established maximum periods in advance of the commencement of audit or non-audit services that such services should be presented for pre-approval. The DST Audit Committee regularly examines whether the fees for auditor services exceed estimates. The DST Audit Committee procedures recognize that pre-approval is not required under securities law regulations for certain non-audit services the aggregate amount of which does not exceed certain amounts paid by DST to its independent auditor ("DeMinimis Waiver"), and the procedures require the Chairman or the Committee to approve prior to completion of the audit any services subject to the DeMinimis Waiver. No such waiver has been applied to a non-audit service. The DST Audit Committee pre-approved all services PricewaterhouseCoopers rendered to DST and its subsidiaries for 2004.

DIRECTOR NOMINATION MATTERS

        In making its nominations to the DST Board, the DST Governance Committee identifies candidates who meet the current challenges and needs of the DST Board. The DST Governance Committee uses multiple sources for identifying and evaluating nominees for directors including referrals from members of the DST Board and management, and it may seek input from third party executive search firms. No such firm was used to recommend the DST Board Nominees. The DST Governance Committee will also consider nominees for director timely proposed by stockholders in a written proposal notice as described in the Other Matters section of this Proxy Statement. The DST Governance Committee evaluates stockholder nominees for director in the same method it evaluates other nominees, except that the DST Governance Committee will consider and give such weight as it deems appropriate to input about a nominee that is received by DST management or incumbent DST directors.

        In recommending a director nominee (including the re-election of an incumbent director), the DST Governance Committee considers, among other things, whether the nominee meets the standards and has the qualities and experience to fulfill the responsibilities set forth in the Guidelines, the nominee's reputation and affiliations, the nominee's commitment to prepare for and regularly attend meetings of the DST Board and any DST Board committees on which such nominee may serve, and whether, if applicable, the nominee meets the NYSE independence standards and has qualifications and attributes necessary under NYSE listing standards and applicable laws and regulations for service on DST Board committees. Additionally, in recommending an incumbent director for re-election, the DST Governance Committee considers the nominee's prior service on the DST Board, continued commitment to DST Board service and any changes in employment or other status that are likely to affect such nominee's qualifications to serve. Selection and nomination of directors need not be subject to the processes of the DST Governance Committee if DST is legally required by contract or otherwise to provide third parties with the ability to nominate directors.

EXECUTIVE COMPENSATION MATTERS

DST Compensation Committee Report on Executive Compensation

        Overview.    The Report will explain how for 2004 the DST Compensation Committee (the "Committee") set base salaries and structured performance-based annual bonus compensation for DST executive officers ("Executive Officers"). It will also describe other incentive awards, including equity awards made to cover periods longer than one year and the Committee's philosophy and actions in connection with such awards. The Report closes with an overview of CEO compensation determinations.

        2004 Salary and Bonus Compensation.    In determining target levels of base salary and total cash compensation and the level and types of annual incentive bonus awards to grant to DST Executive Officers for 2004 the Committee considered the recommendations of an independent compensation consultant and analyzed data provided by the consultant. The consultant updated earlier surveys of comparable position and proxy statement executive compensation data. The proxy statement data were from companies the compensation consultant and the Committee believed were comparable in size, scope or complexity to DST or were in industries or businesses in which DST competes for customers or from which it would typically recruit executives. The Committee focused on the information in the surveys about officers with positions and responsibilities similar to each Executive Officer. So that their 2004 base compensation packages were competitive, the Executive Officers also participated in certain benefits generally available to DST employees (such as the Benefit Plans, welfare benefit plans, and an employee stock purchase plan), received minor perquisites, and participated in other benefit plans described in Other Compensation Plans and Arrangements.

Base Salaries.    The Committee determined the base salaries for Executive Officers on the basis that such salaries be fair, reasonable and competitive. With the advice of the independent compensation consultant, the Committee set the target for the base salary of each Executive Officer to be in approximately the 50th percentile of compensation levels for comparable positions shown in the surveys. The Committee increased base salaries of certain Executive Officers whose base salaries fell below the 50th percentile based on the updated survey data. The Committee also examined the responsibilities of individual Executive Officers in relation to the market and to each other and made adjustments where it deemed appropriate, which caused base salaries in some instances to vary from the 50th percentile of survey compensation levels.

Annual Incentive Bonus.    Annual performance-based bonuses for Executive Officers other than Mr. Winn were made under the DST Systems, Inc. Executive Incentive Plan, which the Committee adopted pursuant to, and as an implementation of, the 1995 Plan. Bonus calculations vary among participants based on the DST business for which participants work. Each Executive Officer bonus depended partially on a cumulative goal and partially on an annual goal (collectively, the "Goals") as follows:

Bonus Percentage Dependent on Each Goal Type

Executive Officer's Employer within DST	DST Cumulative EPS Goals(1)	DST 2004 EPS Goals(2)	Business Unit or Segment Pre-Tax Income 2004 Goals
EquiServe	50%	—	50	%(3)
Customer Management Segment Entity	50%	—	50%
Output Solutions Segment Entity	50%	—	50%
DST Systems, Inc.	50%	50%	—

(1)
Three-year cumulative threshold, target or maximum consolidated diluted DST earnings per share ("EPS") goals.

(2)
2004 threshold, target or maximum consolidated diluted DST EPS goals.

(3)
This percentage of the EquiServe bonus is based on a bonus pool the size of which depended on whether EquiServe met a separate threshold, target or maximum pre-tax income goal established for bonus pool purposes.

        The Committee determined the percentage of each Executive Officer's salary (other than Mr. Winn) to be awarded as a bonus for 2004 at each level of Goals met by DST. For 2004, for Executive Officers other than Mr. McDonnell, the range of percentages of base salary which could be awarded if threshold Goals were met was from 40% to 80%, and the range of percentages which could be awarded if maximum Goals were met was 120% to 240%. In establishing the ranges, the Committee set the target for each Executive Officer's combined base salary, incentive cash and equity award compensation, and other 1995 Plan awards ("Compensation Package") to be in approximately the 75th percentile of the updated survey information if DST met target Goals and in approximately the 90th percentile of the updated survey data if DST met maximum Goals ("Selected Compensation Percentiles").

        The Executive Incentive Plan applies to all Executive Officers other than Mr. Winn, who does not participate in such plan. Under such plan, incentive compensation awarded for exceeding the threshold incentive levels is to consist of a combination of cash and an equity award unless the Committee otherwise determines. If the threshold Goal is met but not exceeded, all of the incentive bonus is to be paid in cash; for that portion of the bonus attributable to performance above the threshold Goal, 50% of the bonus is paid in cash and 50% is paid in the form of an equity award which, for 2004, was in the form of restricted DST Common Stock ("Bonus Restricted Stock"). For 2004, EquiServe, the Customer Management Segment, the Output Solutions Segment and DST Systems, Inc. each met the maximum Goals applicable to it. Due to the Computershare Transaction, Mr. Kenney received cash equal to and in lieu of the equity portion of his Executive Incentive Plan award for 2004.

        The number of shares of Bonus Restricted Stock received by the Executive Officers other than Messrs. Kenney and Winn was determined by dividing the dollar amount of the portion of the bonus to be paid in Bonus Restricted Stock by the average of the highest and lowest reported sales of DST Common Stock on the NYSE on the date of the grant. Bonus Restricted Stock is forfeited if the Executive Officer's employment is terminated (for reasons other than retirement, disability, death or termination of employment by DST without cause) prior to the first day of the fourth fiscal year after the plan year for which the incentive award was granted, which is the day the restrictions would otherwise have been released ("Release Date"). The restrictions are released earlier than the Release Date upon retirement on or after age 60, disability, death, termination of employment without cause by

DST or change in control of DST (each as defined in the 1995 Plan or the Executive Incentive Plan). This stock is not transferable during the period of restriction except in the form of a gift to family members or trusts for family members, and the stock remains subject to the restrictions after such permitted transfers.

        The Executive Incentive Plan provides that no participant may receive an incentive award greater than 300% of such participant's base salary as of the beginning of the plan year. Additionally, the aggregate value of all incentive awards for a calendar year under the Executive Incentive Plan may not exceed 10% of DST's pre-tax income for that year.

        Section 162(m) of the Internal Revenue Code contains a limitation ("162(m) Limitation") of DST's deductions for federal income tax purposes of compensation expenses in excess of $1 million paid to the Executive Officers named in the Summary Compensation Table, who are the CEO and the four Executive Officers other than the CEO receiving the highest totals of salary and cash bonus for 2004 ("Named Officers"). Performance-based compensation that meets the requirements of Section 162(m) is excluded from the compensation subject to the 162(m) Limitation. The DST Compensation Committee believes DST has taken the steps required to exclude from calculation of the 162(m) Limitation any performance-based awards granted under the 1995 Plan to the Named Officers.

        As described in the section Other Compensation Plans and Arrangements herein, Mr. Winn received a cash bonus for 2004 based on a percentage of his salary. The amount of the bonus depended 50% on the achievement of three-year cumulative threshold, target or maximum DSTi pre-tax income goals and 50% on the achievement of 2004 threshold, target or maximum DSTi pre-tax income goals. At threshold, target and maximum levels, the bonuses are 50%, 100% and 150% of his salary, respectively. Payment of 30% of the bonus is deferred for one year. The deferred portion may be reduced by 20% if DSTi's pre-tax earnings do not exceed the threshold level for the following year. It may grow by 20% if DSTi's pre-tax earnings meet or exceed the maximum level for the following year. For 2004, DSTi's annual pre-tax income was less than the threshold level and its cumulative pre-tax income was less than the maximum level but the above the target level set by the Committee.

        Other Incentive Awards.    The Committee granted equity awards under the 1995 Plan in addition to the Bonus Restricted Stock. They are: (a) a new hire grant of restricted DST Common Stock and options to purchase DST Common Stock to Mr. Towle in connection with commencement of his DST Output employment, and (b) the following Upfront Awards: (i) a grant on November 1, 2002 of options to purchase DST Common Stock ("Upfront Options"), a portion of which was intended to compensate the Executive Officers for service during 2004, and (ii) a grant as of November 10, 2004 of restricted DST Common Stock ("Upfront Restricted Stock") to cover the period from 2005 through 2009 ("Upfront Restricted Stock Period").

New Hire Equity Compensation Grant.    In connection with Mr. Towle's appointment as President and CEO of DST Output, the Committee granted Mr. Towle (a) 25,000 shares of restricted DST Common Stock, with the restrictions to lapse in one-third increments December 16, 2004, 2005 and 2006, subject to earlier lapse upon retirement, disability, death, termination without cause or change in control, and subject to forfeiture upon voluntary termination of employment or termination of employment for cause (change of control as defined in the 1995 Plan and each other event as defined in the governing award agreement), and (b) options to purchase a total of 114,315 shares of DST Common Stock with one-third of each grant becoming exercisable over each of the three anniversaries of the grant dates. The terms and conditions of the options are described in a footnote to the Option /SAR Grants in Last Fiscal Year Table. The number of shares of restricted DST Common Stock and the number of shares subject to options to purchase DST Common Stock were based on the terms of DST Output's offer of employment to Mr. Towle, and the Committee believes the awards reflect Mr. Towle's level of responsibility.

Upfront Equity Awards.    The Committee believes that equity ownership by officers and key management of DST is an important component of overall compensation and also helps to align the interests of management with those of shareowners. Historically, stock option grants have been used as the primary vehicle for equity compensation, and for key officers, such grants have been multi-year grants with vesting tied to the achievement of a diluted DST EPS goal. The Committee, in evaluating DST's equity compensation practices, particularly in light of changes in the accounting for stock options announced by the Financial Accounting Standards Board prior to the Upfront Restricted Stock Grant date, seeks to achieve the following objectives:

  •
  Establish a program that provides for a fixed and reasonable level of expense over an extended period of time

  •
  Provide a mechanism for long-term retention of officers and key management

  •
  Fix the dilutive effect of equity compensation grants

  •
  Provide grants only to those who have the effective ability to enhance earnings performance

  •
  Use a compensation vehicle that would be easily understood, have a greater perceived value by the grantees and would more likely result in long-term holding of DST stock by management

  •
  Ensure full tax deductibility of equity compensation expense

  •
  Continue to align the interests of management and shareholders in creating long-term sustained earnings growth.

        To achieve these objectives, the Committee revised its approach to equity compensation grants. The primary elements of this revised approach are as follows:

  •
  Established a benchmark that equity compensation should approximate six to seven percent of pre-tax income on an annual basis

  •
  Changed the primary form of equity compensation from stock options to restricted stock

  •
  Made grants of five-year upfront cliff vested restricted stock (in other words, stock on which restrictions generally lapse only at the end of the five year vesting period)

  •
  Incorporated a performance feature for Executive Officers to link pay to DST's diluted EPS growth and ensure tax deductibility.

        As of November 10, 2004, the Committee granted Upfront Restricted Stock to cover the five-year period of 2005 through 2009. In determining grant amounts, the Committee considered the Executive Officers' Compensation Packages and the Selected Compensation Percentiles the packages are designed to meet. Such grants will be the only equity compensation grants for the Upfront Restricted Stock Period other than for new hires or promotions, and, in accordance with past practice, the portion of each annual incentive bonus the Executive Officers are required to take in the form of equity compensation.

        The Committee believes that the use of restricted stock is preferable to stock options. Restricted stock grants are more easily understood by the recipient. DST has incorporated the use of share withholding to satisfy required tax payments upon vesting, which should facilitate retention of the remaining shares and reduce the level of overall outstanding shares as a result of the grant. The five-year cliff vest feature also provides incentive for long-term retention of key management.

        The use of restricted stock as compared to options results in a lower number of shares issued to achieve a specified level of compensation to the recipient, thus reducing the potential number of incremental shares for diluted EPS calculations. The Committee also believes the use of a long-term, cliff-vested restricted stock grant allows for the cost of the grant to be spread evenly over the vesting period and that the level of Upfront Restricted Stock grants should represent approximately six to seven percent of pre-tax profit anticipated over the Upfront Restricted Stock Period. The amount of equity compensation expense as a percentage of pre-tax profits should decrease if DST's earnings increase over the vesting period (or such percentage should increase if earnings decrease). The Committee is not making herein any representation or assurance as to DST's future earnings.

        The Committee, with the help of independent compensation consultants, determined the number of shares of Upfront Restricted Stock to be granted for each Executive Officer by (a) considering such officer's position and level of responsibility; (b) valuing the restricted stock considering the EPS criteria and other terms and conditions of the grant; and (c) evaluating peer group and industry benchmarking data, the historical targets the Committee has set for annual compensation, and the aggregate value of annual equity compensation for the Upfront Restricted Stock Period, including the value of the Upfront Options, which were intended to cover the period of 2003 through 2005 ("Upfront Option Period") and which are already vested.

        The Upfront Restricted Stock Period covers one year of the Upfront Option Period. An independent compensation consultant advised the Committee that the number of restricted shares granted is within competitive practice for the Upfront Restricted Stock Period taking into consideration the one-year overlap. The Committee determined it was necessary and appropriate to make the Upfront Restricted Stock grant for a period that begins prior to the end of the Upfront Option Period to (a) make sure the Company remained competitive in the form of equity compensation provided to Executive Officers in recognition of the general shift towards performance-vested restricted stock by other companies in DST's peer group and general industry, (b) retain Executive Officers through a five-year, performance-based vesting mechanism in recognition of the importance of retention in DST's industry and of the fact that the Upfront Options previously granted to management are fully vested due to DST's achievement of its performance targets, and (c) immediately incent Executive Officers to work towards achievement of a new long-term EPS goal relating to the Upfront Restricted Stock that replaces the old target that was set in connection with the Upfront Options in 2002 and which DST has already met. The Committee also intends to continue DST's practice of requiring the achievement of earnings targets for annual incentive bonus purposes.

        As time-vested restricted stock does not meet the requirements to be excluded from the calculation of the 162(m) Limitation, a performance feature was incorporated into the grants made to Executive Officers. The performance feature requires that DST achieve a targeted level of EPS for any annual fiscal period during the Upfront Restricted Stock Period in order for the restrictions to lapse on the January 31, 2010 vest date unless a change in control (as defined in the 1995 Plan) occurs prior to the vest date. In the event the EPS target is achieved, the participant must still be employed for the full Upfront Restricted Stock Period for the shares to vest. In setting the EPS goal, the Committee considered multiple earnings growth scenarios for the Upfront Restricted Stock Period. The Committee believes the incorporation of this feature aligns the interests of management with the shareholders and ensures the grants are tax deductible under Section 162(m).

        In concluding that the Upfront Restricted Stock grants are in the best interests of DST and its shareholders, the Committee considered without limitation the importance of retaining the key executives, the desire to align the interests of key senior management and shareholders by linking long term equity compensation to newly established EPS goals, the effect on earnings and shareholder dilution and the advice of the independent compensation consultants that the nature, extent, terms and conditions of the Upfront Restricted Stock awards are reasonable in view of the equity compensation practices of companies in DST's peer group and general industry.

        The Upfront Restricted Stock is not transferable during the period of restriction except in the form of gifts to family members or trusts for family members, and the stock remains subject to the restrictions after such permitted transfers. The restrictions lapse: (a) in full earlier than the performance-based January 31, 2010 vest date upon disability, death, or a termination of employment without cause that occurs on the date of and in connection with a business unit divestiture, (b) pro rata earlier than January 31, 2010 in connection with retirement or a termination of employment without cause in connection with a reduction in force, and (c) pro rata in the event of a change in control followed by full lapsing if, within three years after the change in control, the Executive Officer is terminated without cause or resigns for good reason. The stock is forfeited upon a voluntary termination of employment, termination of employment for cause, or DST failing to timely meet the EPS goal. Change in control is defined in the 1995 Plan and other terms used in this paragraph are defined in the governing award agreement. The current change in control definition in the 1995 Plan, which applies to the Upfront Restricted Stock, is the same as the change in control definition set forth in the proposed Employee Equity Incentive Plan (see Exhibit I).

        CEO Compensation.    The DST Compensation Committee determined Mr. McDonnell's base salary of $575,000 in the same manner it determined the salaries of other Executive Officers. Mr. McDonnell's base salary is currently below the 50th percentile of survey compensation levels. The number of Upfront Options Mr. McDonnell received in 2002 and 2003, in part for his 2004 compensation, was determined as described above. The terms of the Upfront Options are the same as those awarded the other Executive Officers.

        Under the Executive Incentive Plan, Mr. McDonnell's threshold, target and maximum incentive awards for 2004 were set at 95%, 190% and 285% of his base salary, respectively, if DST attained its threshold, target or maximum Goals. The number of shares of Bonus Restricted Stock Mr. McDonnell received for the equity portion of his 2004 compensation under the Executive Incentive Plan was determined as described in the Annual Incentive Bonus section above. The number of shares of Upfront Restricted Stock granted to Mr. McDonnell was determined as described in the Upfront Equity Awards section above. The restrictions on the Bonus Restricted Stock and Upfront Restricted Stock are the same as those on restricted DST Common Stock granted to other Executive Officers.

THE DST COMPENSATION COMMITTEE

Michael G. Fitt
William C. Nelson
Travis E. Reed
M. Jeannine Strandjord

Stock Performance Graph

        The following graph shows the changes in value since December 31, 1999 of an assumed investment of $100 in: (i) DST Common Stock; (ii) the stocks that comprise the S&P 400 MidCap index(1); and (iii) the stocks that comprise a peer group of companies ("Peer Group")(2). The table following the graph shows the dollar value of those investments as of December 31, 2004. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends, if any, are reinvested at the end of each quarter in which they are paid.

	December 31, 1999	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003	December 31, 2004
DST Common Stock Value	100.00	175.59	130.65	93.17	109.44	136.60
S&P 400 MidCap Index Value	100.00	117.51	116.80	99.85	135.41	157.73
Current Peer Group Value	100.00	127.48	144.14	104.66	116.29	131.93

(1)
Standard & Poor's Corporation, an independent company, prepares the S&P 400 MidCap Index.

(2)
DST selected this peer group based on information on comparable companies for DST's industry developed by independent compensation consultants with the input of DST's Chief Financial Officer. The companies in the Peer Group are Acxiom Corporation, Affiliated Computer Services, Alliance Data Systems Corporation, Automatic Data Processing, Inc., BISYS Group, Inc., Concord EFS, Inc. (through its acquisition February 26, 2004 by First Data Corporation), CSG Systems Int., First Data Corporation, Fiserv, Inc., NCR Corporation, SEI Investments Co., SunGard Data Systems, Inc., and TeleTech Holdings Inc.

Summary Compensation Table

        The following table sets forth for the calendar years indicated the total compensation paid to or for the account of the Named Officers.

						Long Term Compensation Awards
	Annual Compensation
						Restricted Stock Awards ($)(3)	Number of Securities Underlying Options/SARs
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other annual compensation ($)					All Other Compensation ($)
Thomas A. McDonnell DST President and CEO	2004 2003 2002	575,000 575,000 575,000	1,092,500 941,850 977,500	71,222 51,116 83,283	(2)	10,000,998 428,081 487,164	— 11,925 767,570		123,588 1,892,876 111,151	(5)
Thomas A. McCullough DST Executive Vice President and COO	2004 2003 2002	500,000 475,000 475,000	800,000 648,375 665,000	— — —		6,898,127 294,683 331,427	— — 480,161		94,942 1,075,602 81,368	(5)
Donald J. Kenney EquiServe President and CEO	2004 2003 2002	371,000 371,000 350,000	556,500 253,207 203,220	— — —		— 68,297 28,776	— — 100,000		14,350 296,577 14,126	(5)
Steven J. Towle DST Output President and CEO	2004 2003 2002	360,000 — —	360,000 — —	— — —		4,705,617 — —	14,315 — —	(4)	152,254 — —	(5)
J. Michael Winn(1) DSTi Group Chief Executive	2004 2003 2002	383,620 357,160 289,800	250,556 503,596 460,782	51,641 — —	(2)	3,536,250 — —	— — 150,000		84,845 338,087 64,443	(5)

(1)
Amounts for Mr. Winn are converted from pounds to dollars on December 31 of the applicable year. The bonus amount for 2004 includes the minimum amount of the deferred portion of the 2004 bonus, which is $50,638. The total amount of the deferred bonus, which could grow by $25,319, is based on DSTi's pre-tax earnings for 2005 as explained in the section "Winn Personal Retirement and Bonus Arrangements" herein. The bonus amount for each of 2003 and 2002 includes the portion of the bonus for such year which was deferred and paid based on DSTi's pre-tax earnings in the following year.

(2)
Only Messrs. McDonnell and Winn had perquisites exceeding $50,000. Mr. McDonnell's perquisites included compensation of $62,177 for his 2004 personal use of aircraft in which DST has a fractional interest. The amount shown for Mr. Winn is for car and fuel allowance.

(3)
The Restricted Stock Information section below provides information about the restricted stock awards the date of grant market value of which is shown in this column.

(4)
The two option grants made to Mr. Towle in connection with commencement of his employment as President and CEO of DST Output are described in the Compensation Report.

(5)
All Other Compensation for 2004 for Mr. Winn consists of (a) a $67,973 contribution to qualified retirement plan account, (b) a $15,324 payment for amounts Mr. Winn could not contribute to qualified retirement plan account as a result of statutory limits, and (c) $1,548 in term life insurance premiums. For the other Named Officers, All Other Compensation consists of the following:

Named Officer	DST 401(k) Matching Contribution	DST 401(k) Discretionary Profit Sharing Contribution	DST Systems, Inc. Supplemental Executive Retirement Plan ("Executive Retirement Plan") Contribution	Other
Thomas A. McDonnell	$6,150	$8,200	$107,640	$1,598—the date of grant market value of shares of DST Common Stock awarded under the 1995 Plan for reaching a five-year increment employment anniversary
Thomas A. McCullough	$6,150	$8,200	$80,592	—
Donald J. Kenney	$6,150	$8,200	—	—
Steven J. Towle	$6,150	$8,200	$37,904	$100,000 commencement of employment signing bonus

Restricted Stock Information

        As described in the Compensation Report, (a) Mr. Towle received restricted DST Common Stock in connection with becoming President and CEO of DST Output as of January 1, 2004, (b) the Named Officers other than Mr. Kenney received Upfront Restricted Stock on November 10, 2004 for the five-year Upfront Restricted Stock Period (2005-2009) as described in the Compensation Report, and (c) the Named Officers other than Messrs. Winn and Kenney received Bonus Restricted Stock under the Executive Incentive Plan for a portion of their 2004 award, and the number of shares granted to each of them equals the dollar amount of the portion of his bonus to be paid in Bonus Restricted Stock divided by the average of the highest and lowest reported sale prices of DST Common Stock on the NYSE on the date of grant. Although the Upfront Restricted Stock Grant is for the period 2005 through 2009, it was made as of November 10, 2004, and, therefore, its entire date of grant market value for each Named Officer is included as 2004 Long-Term Compensation in the Summary Compensation Table.

Restricted Stock Held, and Market Value, at 12/31/04

Named Officer	Shares #	Value $
Thomas A. McDonnell	227,783	11,872,050
Thomas A. McCullough	156,440	8,153,653
Donald J. Kenney	2,594	135,199
Steven J. Towle	91,666	4,777,632
J. Michael Winn	75,000	3,909,000

Restricted Stock Reported in Summary Compensation Table
Vesting in Under Three Years from Date of Grant(1)

Named Officer	Shares of Bonus Restricted Stock Granted in 2/03 for 2002 Executive Incentive Plan Compensation; vests 1/1/06	Portion of Towle 12/16/03 Restricted Stock Grant Unvested at 12/31/04(2)	Shares of Bonus Restricted Stock Granted in 2/04 for 2003 Executive Incentive Plan Compensation; vests 1/1/07	Shares of Bonus Restricted Stock Granted in 3/05 for 2004 Executive Incentive Plan Compensation; vests 1/1/08
Thomas A. McDonnell	17,505	—	9,778	11,515
Thomas A. McCullough	11,909	—	6,731	8,432
Donald J. Kenney	1,034	—	1,560	—
Steven J. Towle	—	16,666	—	3,794

(1)
The terms and conditions of the grants and the possibility of forfeiture of the shares are described in the Compensation Report. Holders of restricted DST Common Stock may vote and receive any dividends paid on such shares.

(2)
Restrictions lapse on 50% of the shares on December 16, 2005 and on the remainder on December 16, 2006; restrictions on an additional 8,334 shares of restricted DST Common Stock granted to Mr. Towle on December 16, 2003 lapsed on December 16, 2004.

Option/SAR Grants in Last Fiscal Year

        Options to purchase DST Common Stock were granted to only one Named Officer during 2004. The following table sets forth information about such options.

Name	Number of Securities Underlying Options/SAR's Granted	Percent of Total Options/SARs Granted to Employees in Fiscal Year(1)	Exercise or Base Price ($/Sh)(2)	Expiration Date(2)	Grant Date Present Value ($)(3)
Steven J. Towle	14,315	17	41.8650	2/10/14	292,355

(1)
Options for a total of 84,665 shares of DST Common Stock were granted in 2004.

(2)
The options granted to Mr. Towle become exercisable in one-third increments over each of three anniversaries of the grant date, and one third of the options vested on February 10, 2005. The term of the options is ten years from the grant date. The options terminate early for reasons of termination of employment, disability or death. The exercise price of Mr. Towle's options is equal to the average of the high and low price of DST Common Stock on the NYSE as of the date of the grant, and Mr. Towle may pay the exercise price in cash or, subject to certain restrictions, with DST Common Stock. He may satisfy the minimum statutory tax withholding obligations by authorizing DST to withhold shares of DST Common Stock which would otherwise have been issuable on exercise, and, subject to certain restrictions, he may have additional shares withheld for withholding above the minimum requirement. Change in control of DST is defined in the 1995 Plan, and in such event certain limited rights, also defined in the 1995 Plan, become immediately exercisable. The options are subject to forfeiture upon voluntary termination of employment prior to the vest date and upon termination for cause (each as defined in the award agreement).

(3)
In accordance with SEC rules, the Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the Upfront Options. DST's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. The options were valued based on the assumption that Mr. Towle will hold the option for a period of seven years. Assumption of volatility was 41.12% (based on the historical average weekly fair market value of DST Common Stock since October 1995), and assumption of the risk free rates of return rate was 3.64% (United

  States Government Zero Coupon Bonds on date of grant with a seven year maturity). The determination assumed a dividend yield of 0%. No adjustments were made for non-transferability or risk of forfeiture of the options. The real value of the options depends upon the actual performance of DST Common Stock during the applicable period and upon the date the options are exercised.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

        The following table gives aggregated information about the Named Officers' exercises during 2004 of options to purchase DST Common Stock and shows the number and value of their exercisable and unexercisable options at December 31, 2004, which was DST's fiscal year end.

			Number of Securities Underlying Unexercised Options/SARs At December 31, 2004
					Value of Unexercised In-the-Money Options/SARs At December 31, 2004 ($)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas A. McDonnell	—	—	1,516,172	61,320	14,991,943	261,920
Thomas A. McCullough	275,000	4,191,000	531,151	73,600	5,567,297	306,290
Donald J. Kenney	—	—	250,000	—	2,919,000	—
Steven J. Towle	—	—	53,834	80,981	598,925	1,006,413
J. Michael Winn	—	—	290,000	—	6,557,894	—

Employment Agreements.    The Named Officers with employment agreements are Messrs. McDonnell, McCullough and Winn. An agreement between DST and Mr. McDonnell dated as of January 1, 2001 (the "McDonnell Agreement") and an agreement between DST and Mr. McCullough dated as of January 1, 2001 and amended as of February 26, 2004 (the "McCullough Agreement") each provide for employment at the base salary set by the DST Compensation Committee, subject to upward adjustment, and are effective through December 31, 2005, unless earlier terminated as provided in the agreement.

        The McDonnell Agreement and the McCullough Agreement provide for certain fringe benefits. They also provide for the early lifting of restrictions on certain restricted stock. The McDonnell Agreement provides that Mr. McDonnell shall hold such stock through the term of his agreement and shall not dispose of it except for the purpose of exercising options to purchase DST Common Stock. The agreements set the percentage of the salaries of Messrs. McDonnell and McCullough to be awarded as bonuses at each level of Goals set under the Executive Incentive Plan. Mr. McDonnell's percentages at threshold, target and maximum Goals, respectively, for 2004 were 95%, 190% and 285%, and for 2005 are 100%, 200% and 300%. Mr. McCullough's percentages at threshold, target and maximum Goals, respectively, for 2004 were 80%, 160% and 240%, and for 2005 are 85%, 170% and 255%.

        Under the McDonnell Agreement and the McCullough Agreement, employment may be terminated on at least 30 days' notice to DST and by DST with or without cause. If DST terminates the employment without cause, the agreements provide severance pay equal to 24 months' base salary and 24 months' reimbursement of costs of obtaining comparable life and health insurance benefits unless another employer provides such benefits. Each agreement contains certain non-compete limitations in effect for a three-year period after the executive's termination of employment.

        These agreements provide that the officers are eligible to participate in any DST incentive compensation plan and to receive other benefits DST generally makes available to its executive officers. These agreements also govern the officers' employment after a "change in control"* of DST. If a change in control occurs during the term of these agreements, the officer would be entitled to the following: (a) continuation of the officer's employment, executive capacity, salary, incentive compensation and benefits for a three-year period at levels in effect on the "control change date"*; (b) with respect to unfunded employer obligations under benefit plans, to a discounted cash payment of amounts to which the officer is entitled; (c) if the officer's employment is terminated after the control change date other than "for cause"*, to payment of his base salary through termination plus a discounted cash severance payment based on his salary for the remainder of the three-year period and to continuation of benefits to the end of that period; (d) if the officer resigns after a change in control upon "good reason"* and advance written notice, to receive the same payments and benefits as if his employment had been terminated other than for cause; and (e) the placement in trust of funds to secure the obligations to pay any legal expense of the officer in connection with disputes arising with respect to the agreement. Each of these agreements provide for the relief in certain circumstances if amounts received by the executive constitute "Parachute Payments" under Section 4999 of the Internal Revenue Code.

        Mr. Winn, DSTi Group Chief Executive, is subject to an employment agreement with DSTi dated as of June 23, 1993. DSTi may terminate the agreement without notice "for cause"*, and either DSTi or Mr. Winn may terminate the agreement for any other reason by giving notice of not less than twelve months. The agreement permits DSTi to place Mr. Winn in an executive capacity other than DSTi Group Chief Executive. It provides that Mr. Winn shall receive pension contributions, medical insurance, and certain fringe benefits and that Mr. Winn's base salary shall be reviewed annually and is subject to increase by the board of directors of DSTi. The agreement contains certain non-compete limitations in effect for one year after Mr. Winn's termination of employment. Mr. Winn's bonus arrangements are discussed in the section Winn Personal Retirement and Bonus Arrangements herein.

*
Each of the employment agreements define these terms.

Other Compensation Plans and Arrangements.    In addition to certain compensatory plans and arrangements generally available to employees, the Named Officers participate as indicated in the following plans and arrangements:

        1995 Plan.    The 1995 Plan allows the granting of restricted stock, stock options, cash bonuses and other forms of incentive compensation. All of the Named Officers have received awards under the 1995 Plan. Stockholders from time to time have approved the plan and certain amendments to it and have approved and reapproved the performance-based criteria described in the plan as required for certain exclusions from the 162(m) Limitation. The 1995 Plan provides for the automatic, periodic grant of stock options to Non-Employee Directors and gives the DST Compensation Committee the discretion to award incentives to selected DST employees and Non-Employee Directors in the form of options, reload options, restricted stock, stock appreciation rights, limited rights, performance shares, performance units (including performance-based cash awards), dividend equivalents, stock, or any other right, interest or option relating to shares of DST Common Stock granted pursuant to the 1995 Plan.

        Unless otherwise provided in an award agreement, in the event of a change in control of DST (as defined in the 1995 Plan), vesting of awards will be automatically accelerated and all conditions on awards shall be deemed satisfactorily completed without any action required by the DST Compensation Committee so that such award may be exercised or realized in full on or before a date fixed by the DST Compensation Committee. Subject to the terms of the 1995 Plan, the DST Compensation Committee has discretion with respect to the terms of any agreements documenting such awards.

        DST Systems, Inc. Executive Plan ("Excess ERISA Plan").    Messrs. McDonnell and McCullough participated in the Excess ERISA Plan, a non-qualified deferred compensation plan terminated effective December 31, 1995. Account balances for each participant remain subject to the terms of the Excess ERISA Plan. Prior to termination of the Excess ERISA Plan, DST credited each participant's account with the value of contributions DST would have made to the various qualified plans maintained by DST without regard to statutory contribution limits and eligibility requirements, less the amount actually contributed to such qualified plans on the participant's behalf. The accounts, which became fully vested upon termination of the Excess ERISA Plan, become distributable after termination of employment or in certain instances as approved by the DST Compensation Committee.

        Executive Retirement Plan.    Credits have been made to the accounts of Messrs. McDonnell, McCullough, and Towle under an Executive Retirement Plan adopted by the DST Compensation Committee. The credits equal the value of contributions DST would have made to various qualified plans maintained by DST and of forfeiture amounts that would have been credited to such accounts but for the application of certain statutory contribution limits. The accounts are adjusted annually by a rate of return on a hypothetical investment selected by the participant among certain participant-elected investment choices allowed by the plan, or, if investment choices are not elected as to all or a portion of the account, by an interest factor equal to a rate of return selected by DST as provided in the plan. The accounts vest based on years of service or upon a change in control, as defined in the plan.

        Executive Incentive Plan.    The Named Officers, other than Mr. Winn, have received awards under the Executive Incentive Plan, which was adopted pursuant to and as implementation of the 1995 Plan. Incentive awards issued under the Executive Incentive Plan are subject to restrictions and limitations imposed under the terms of the 1995 Plan. Participants in the Executive Incentive Plan are all DST officers, DST employees holding the managerial title of director and such employees of more than 50% owned subsidiaries or at least 50% owned affiliates as hold officer or managerial director positions and have been designated as participants by the DST Compensation Committee. If for a given plan year DST achieves targeted diluted earnings per share, segment pre-tax earnings or other goals set by the DST Compensation Committee, participants may receive awards based on percentages of annual base salaries. Under the Executive Incentive Plan, equity awards which may be granted as part of compensation, if goals set by the DST Compensation Committee are met, consist of either options to purchase DST Common Stock ("Equity Award Options") or Bonus Restricted Stock, at the discretion of the DST Compensation Committee.

        Bonus Restricted Stock is described in the Compensation Report. Equity Award Options are non-transferable and become exercisable on the last day of the third calendar year following the calendar year for which the bonus allocated to the option was earned, subject to becoming exercisable earlier on retirement, death, disability, termination of employment without cause by DST, or change of control of DST (each as defined in the 1995 Plan or the Executive Incentive Plan). The options terminate early upon voluntary termination of employment by the Executive Officer or termination of employment with cause by DST (each as defined in the governing award agreement).

        EquiServe, Inc. Deferred Compensation Plan ("Deferred Compensation Plan").    Mr. Kenney participates in this plan. Within the parameters of the plan, participants can elect to defer participant-designated percentages of base salary and bonus. Prior to 2002, the plan also provided for matching contributions and/or discretionary contributions to be made at the sole discretion of EquiServe. Participant accounts are credited with earnings based on hypothetical investments in certain mutual funds designated by the participant. Participants are fully vested in salary deferral contributions and vest in employer contributions based on years of service or upon death, disability, retirement or a change in control, as defined in the plan. The account balance can be withdrawn upon termination of employment, death, or disability, at a fixed date pre-selected by the participant, or for healthcare or educational needs.

        Officer Trusts.    DST has established trusts that are intended to secure the rights of its officers, directors, employees, and former employees under the employment continuation commitments of certain employment agreements, the Directors' Deferred Fee Plan, the Executive Incentive Plan, the Excess ERISA Plan and the Executive Retirement Plan. The function of each trust is to receive contributions by DST and, in the event of a change in control of DST where DST fails to honor covered obligations to a beneficiary, the trust shall distribute to the beneficiary amounts sufficient to discharge DST's obligation to such beneficiary. The trusts require DST to be solvent as a condition of making distributions. The trusts are revocable until a change in control of DST (as defined in the trusts) and terminate automatically if no such change in control occurs prior to December 31, 2007, unless the trusts are extended prior to such date. EquiServe has established a similar trust to secure the rights of its eligible employees under its Deferred Compensation Plan. The function of the trust is to receive contributions by EquiServe and to honor covered obligations to beneficiaries. The trust requires EquiServe to be solvent as a condition of making distributions. The trust securing the Deferred Compensation Plan is irrevocable unless amended by EquiServe and the trustee pursuant to the terms of the trust.

        Winn Personal Retirement and Bonus Arrangement.    Under a qualified retirement plan available to all DSTi employees, DSTi makes a contribution up to a statutory limit to Mr. Winn's personal retirement account. DSTi makes a supplemental payment to Mr. Winn of 20% of his annual salary less the amount contributed to the qualified plan account. Mr. Winn's bonus arrangements are described in the Compensation Report.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2004 about DST Common Stock that may be issued upon the exercise of options, warrants and rights, as well as shares of restricted stock and other shares of the DST Common Stock issued under all DST equity compensation plans existing as of December 31, 2004, and the number of securities remaining available for issuance under those equity compensation plans which have a specified number of shares available for issuance.

	A	B	C
Plan Category	Number of securities to be issued upon exercise of options, warrants and rights outstanding as of December 31, 2004	Weighted average exercise price of outstanding options, warrants and rights shown in column A	Number of securities remaining available for issuance as of December 31, 2004 under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by shareholders	14,334,625(1)	$38.4517(1)(2)	365,474(3)
DST Systems, Inc. 2000 Employee Stock Purchase Plan ("ESPP")	See Note 4	See Note 4	759,926(5)
Equity compensation plans not approved by shareholders(6)	None	None	None

(1)
The number shown does not include:

•
Options to purchase DST Common Stock outstanding as a result of options assumed by DST issued under several option plans of USCS International, Inc. ("USCS"), which is currently named DST Systems of California, LLC. DST acquired DST Systems of California, LLC on December 21, 1998. The number of securities that could be issued upon the exercise of USCS assumed options outstanding as of December 31, 2004 was 123,296, and the weighted average exercise price of such options is $13.4483. As DST assumed only USCS options, not the USCS option plans, no securities remained available for issuance under such plans after December 21, 1998.

  •
  Restricted DST Common Stock issued under the 1995 Plan. The number of shares of restricted stock that have issued under the 1995 Plan as of December 31, 2004 is 3,438,771.

  •
  Securities to be issued under the DST Systems, Inc. 2000 Employee Stock Purchase Plan ("ESPP"). Information on the ESPP, which was approved by stockholders, is shown separately in Note 4.

(2)
Column A includes securities to be issued at a future date pursuant to Adjustment Awards made in connection with the elimination of the reload feature of stock options, as described in Note 1 in the Principal Stockholders and Stockholdings of Management section. Although the shares have not yet issued, this number includes the fair market value of such shares as of December 16, 2003, which is the date the deferred compensation was determined.

(3)
These are the shares available for issuance in connection with the granting of options (incentive stock options and non-qualified stock options), stock appreciation rights, limited rights, performance shares, performance units, dividend equivalents, restricted stock, common stock, or any other right, interest or option relating to shares of DST Common Stock granted pursuant to the provisions of the 1995 Plan.

(4)
December 31, 2004 was the purchase date of stock for ESPP plan year 2004; therefore, as of such date, no options were outstanding. The purchase price for the 2004 plan year was $35.63, and the total number of shares purchased on December 31, 2004 was 266,168.

(5)
The number shown is the number available for issuance subsequent to the December 31, 2004 ESPP purchase date.

(6)
The references in this row are to the 1991 Anniversary Plan which does not contain a maximum number of available shares and under which Anniversary Service Awards (as described in Proposal 2) were awarded. As a result of modifications to NYSE listing standards, (a) the 1991 Anniversary Plan was suspended on May 11, 2004 and prior to suspension 3,535 shares were issued during 2004 at a grant price of $45.35, and (b) Anniversary Service Awards are currently issued under the 1995 Plan, which, as shown in column C has a limited number of securities available for issuance.

OTHER MATTERS

General Information.    DST will bear the cost of the Annual Meeting, including the cost of mailing the proxy materials. Proxies may also be solicited by telephone, in person or otherwise by directors, officers and employees not specifically engaged or compensated for that purpose. DST has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost not expected to exceed $10,000 plus expenses. In addition, DST may reimburse brokerage firms and other persons representing beneficial owners of DST Common Stock for their expenses in forwarding this Proxy Statement, the Annual Report and other DST soliciting materials to the beneficial owners.

Stockholder Proposals.    Stockholders may as described below submit proposals for consideration at a stockholders' meeting. No stockholder proposals are being considered at the Annual Meeting.

        Inclusion of Stockholder Proposals in the 2006 Annual Meeting Proxy Statement.    If a stockholder desires to have a proposal included in DST's proxy statement for the annual meeting of stockholders to be held in 2006, the Corporate Secretary of DST must receive such proposal on or before December 1, 2005, and the proposal must comply with the applicable SEC laws and rules and must be allowed by, and comply with, the procedures set forth in, the DST By-laws. DST will require any proposed nominee for election as a director or stockholder proposing a nominee to furnish a consent of the nominee and may reasonably require other information to determine the eligibility of a proposed nominee to serve as a director or to properly complete any proxy or information statement used for the solicitation of proxies.

        Timely Notice to DST of Nominations for Director and Other Stockholder Proposals.    The DST By-laws provide that a stockholder proposal (other than a proposal requested to be set forth in the proxy statement, as noted above) may not be made at an annual meeting unless the proposal has been timely delivered to the DST Governance Committee (for proposals to nominate directors) or to the Corporate Secretary (for other proposals). Only a stockholder who owns beneficially at least one percent of outstanding DST Common Stock may propose to nominate a director. A proposal is timely if delivered not less than 90 days nor more than 120 days prior to the anniversary of the last DST annual meeting; provided, however, that in the event that the DST Board designates the annual meeting to be held at a date other than the second Tuesday in May and publicly announces the date of the meeting less than 60 days prior to its occurrence, the stockholder must deliver a written proposal not later than 15 days following the date of such public announcement and not more than 120 days prior to the annual meeting. Public announcement is disclosure in any press release issued by DST, published on the DST website, or included in a document publicly filed by DST with the SEC. Proposals (other than proposals submitted for inclusion in the proxy statement) to be timely for the 2006 annual meeting if it occurs on May 9, 2006 must be delivered no earlier than January 10, 2006 and no later than February 9, 2006.

        Contents of Notice of Proposal.    A stockholder proposal must be in the form of a written notice of proposal. The required contents of the notice depend on whether the proposal pertains to nominating a director or to other business. A stockholder's notice pertaining to the nomination of a director shall set forth: (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of DST that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominee; (b) as to the stockholder giving the notice, (i) the name and address of the stockholder, and (ii) the class and number of shares of capital stock of DST that are beneficially owned by the stockholder and the name and address of record under which such stock is held; and (c) the signed consent of the nominee to serve as a director if elected.

        A stockholder's notice concerning business other than nominating a director shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the class and number of shares of capital stock of DST that are beneficially owned by the stockholder and the name and address of record under which such stock is held, and (d) any material interest of the stockholder in such business. The Chairman of a DST annual meeting has the power to determine whether the proposed business is an appropriate subject for and was properly brought before the meeting.

Section 16(a) Beneficial Ownership Reporting Compliance.    Section 16(a) of the Exchange Act requires DST's directors and certain of its officers, and each person, legal or natural, who owns more than 10% of DST Common Stock (each, a "Reporting Person"), to file reports of such ownership with the SEC, the NYSE, and DST. Based solely on review of the copies of such reports furnished to DST, and written representations relative to the filing of certain forms, no person other than Robert L. Tritt, Group Vice President, was late in filing such a report for fiscal year 2004. On January 7, 2004, Mr. Tritt had shares withheld for taxes upon vesting of Bonus Restricted Stock and such withholding was not reported until March 5, 2004.

Availability of Annual Report.    The Annual Report includes the Form 10-K for the year ended December 31, 2004 (without exhibits) as filed with the SEC. DST will furnish without charge upon written request a copy of the Form 10-K. The Form 10-K includes a list of all exhibits thereto. DST will furnish copies of exhibits listed in the Form 10-K upon written request to the DST Corporate Secretary, 333 W. 11th Street, Kansas City, Missouri, 64105. The requestor must pay DST's reasonable expenses in furnishing such exhibits. Each such request for the Form 10-K or exhibits must identify the person making such request as a beneficial owner of DST Common Stock entitled to vote at the Annual Meeting. The Form 10-K including exhibits filed therewith are available at www.dstsystems.com and www.sec.gov.

Householding for Broker Customers.    Pursuant to the rules of the SEC, services that deliver DST's communications to Broker Customers may deliver to multiple stockholders sharing the same address a single copy of DST's Annual Report and Proxy Statement. DST will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any stockholder at a shared address to which a single copy of the documents was delivered. Written requests may be made to the DST Corporate Secretary, 333 West 11th Street, Kansas City, Missouri 64105, and oral requests may be made by calling the DST Corporate Secretary's Office at (816) 435-4636. To receive separate copies of the Proxy Statement or Annual Report in the future, or to receive only one copy per household, Broker Customers should contact their bank, broker or other nominee holder of record.

By Order of the DST Board,
Randall D. Young Vice President, General Counsel and Secretary
Kansas City, Missouri March 31, 2005

EXHIBIT I

DST SYSTEMS, INC. 2005 Equity Incentive Plan
(formerly the "1995 Stock Option and Performance Award Plan")

Section 1.
Effective Date, Purpose and Duration

        1.1    Effective Date of the Plan.

        DST Systems, Inc., a Delaware corporation (the "Company"), hereby amends and restates the DST Systems, Inc. 1995 Stock Option and Performance Award Plan ("1995 Plan"), and renames it the DST Systems, Inc. 2005 Equity Incentive Plan (the "Plan"). The Plan also amends and incorporates the DST Systems, Inc. Executive Incentive Plan, which was most recently amended and restated as of March 2, 2005, and the DST Systems, Inc. 1991 Stock Bonus Plan, which was most recently amended and restated as of October 7, 2003. The Plan was approved by the Board on March 2, 2005, and is effective May 10, 2005 (the "Effective Date"), subject to approval by the Company's stockholders.

        1.2    Purposes of the Plan.

        The Plan is intended to generate an increased incentive for employees and consultants of the Company, its subsidiaries and joint ventures to contribute to the Company's future success, to secure for the Company and its stockholders the benefits inherent in equity ownership by employees of the Company, its subsidiaries and joint ventures, and to enhance the ability of the Company, and its affiliates and joint ventures to attract and retain exceptionally qualified employees upon whom, in large measure, the sustained progress, growth and profitability of the Company depend. By encouraging employees of the Company, and its affiliates to acquire a proprietary interest in the Company's growth and performance through both cash and stock Awards, the Company intends to more closely align the interests of the Company's employees, management and stockholders and motivate employees to enhance the value of the Company for the benefit of all stockholders.

        1.3    Duration of the Plan.

        The Plan, as amended and restated herein, shall apply as of the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time, until the earlier of May 9, 2015 or the date all Shares subject to the Plan shall have been delivered and the restrictions on all Restricted Stock granted under the Plan shall have lapsed, according to the Plan's provisions. The amendment and restatement of the Plan shall not, unless otherwise expressly provided, adversely affect any Awards outstanding on the Effective Date. The termination of the Plan shall not adversely affect any Awards outstanding on the date of termination.

Section 2.
Definitions

        As used in the Plan, the following terms shall have the meanings set forth below:

        2.1   "Affiliate" means any Person that directly, or through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

        2.2   "Annual Incentive Award" means a performance bonus determined under Section 13.

        2.3   "Award" means any Option (including Non-Qualified Stock Options and Incentive Stock Options), Stock Appreciation Right, Limited Stock Appreciation Right, Performance Unit, Restricted Stock, Shares, Restricted Stock Unit, Deferred Stock, Annual Incentive Award, Service Award, Substitute Award, or Dividend Equivalent.

        2.4   "Award Agreement" means the written agreement by which an Award shall be evidenced.

        2.5   "Beneficiary" or "Beneficiaries" means the person designated to receive Plan benefits, if any, following the Grantee's death in accordance with Section 18.

        2.6   "Board" means the Board of Directors of the Company.

        2.7   "Bonus Opportunity" means the threshold, target and maximum bonus opportunity for an Annual Incentive Award for an individual for a Year, based on threshold, target and maximum bonus levels either (a) specified in the individual's employment agreement with the Company for such Year, and based on the individual's base salary in effect on the first day of such Year, or (b) if the individual does not have an employment agreement as of the first day of such Year or if the individual's employment agreement does not specify such bonus levels, then specified as a percentage of such individual's base salary in effect on the first day of such Year (or such later date as such person is designated as an eligible Grantee) as determined by the Committee.

        2.8   "Change in Control" has the meaning set forth in Section 15.

        2.9   "Code" means the Internal Revenue Code of 1986 (and any successor Internal Revenue Code), as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

        2.10 "Committee" has the meaning set forth in Section 3.1(a).

        2.11 "Common Stock" means common stock, one cent ($.01) par value per share, of the Company.

        2.12 "Company" means DST Systems, Inc., a Delaware corporation.

        2.13 "Consultant" means a non-employee consultant or advisor to the Company, a Subsidiary or a Joint Venture who is a natural person (other than a non-employee director) providing bona fide services that are not in connection with an offer or sale of Company equity securities in a capital raising transaction; provided the individual does not directly or indirectly maintain or promote a market in Company securities.

        2.14 "Covered Employee" means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable in income for federal income tax purposes, is one of the groups of "covered employees," within the meaning of Code Section 162(m), with respect to the Company.

        2.15 "Deferred Stock" means a right, granted as an Award (under Section 11), to receive payment in the form of Shares (or measured by the value of Shares) at the end of a specified deferral period.

        2.16 "Dividend Equivalent" means any right to receive payments equal to dividends or property, if and when paid or distributed, on Shares or Restricted Stock Units.

        2.17 "Effective Date" has the meaning set forth in Section 1.1.

        2.18 "Eligible Person" means any employee of an Employer, any individual expected to become an employee of an Employer, and any Consultant. A former employee of Employer shall also be treated as an Eligible Person if and to the extent such former employee is entitled to be granted any Award under the Plan pursuant to the terms of an employment agreement or similar contract between the former employee and the Employer that was entered into prior to such former employee's Termination of Affiliation. Solely for purposes of Section 2.50, the term Eligible Person includes any current or former employee or non-employee director of, or consultant to, an Acquired Entity (as defined in Section 2.50) who holds Acquired Entity Awards (as defined in Section 2.50) immediately prior to the Acquisition Date (as defined in Section 2.50).

        2.19 "Employer" means, with respect to any Eligible Person, the Company, the Subsidiary or the Joint Venture (as the case may be) by whom he or she is employed.

        2.20 "Exchange Act" means the Securities and Exchange Act of 1934, as amended, or any successors thereto, and the rules and regulations promulgated thereunder, all as shall be amended from time to time.

        2.21 "Exercise Date" means the date the holder of an Award that is subject to exercise delivers notice of such exercise to the Company, accompanied by such payment, attestations, representations or other documentation as the Committee may specify; provided that if such notice is delivered after 11:00 a.m. Central Time (or such other time as the Committee may specify), the Exercise Date shall be the following day.

        2.22 "Fair Market Value" means

          (a)   with respect to a Share or other securities, (i) the average of the highest and lowest reported sales prices reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table); (ii) if the Shares or other securities are not listed on the New York Stock Exchange, the closing sales price of the Shares or other securities on such other national exchange on which the Shares are principally traded, or as reported by the National Market System, or similar organization, as reported in the appropriate table or listing contained in The Wall Street Journal, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares or other securities, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee. Except as provided in the following sentence, the valuation of a Share or other securities on any date shall be determined as of that date (or, if no sale of Shares or such other securities was reported for such date, on the most recent trading day prior to such date on which a sale of Shares or such other securities was reported). On the Exercise Date of an Award, the valuation of Shares shall be determined as of the last trading day preceding the exercise of the Award;

          (b)   with respect to any property other than cash or securities, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; and

          (c)   with respect to cash, the value of such cash in United States dollars.

        2.23 "Grant Date" means the date on which an Award is granted or such later date as specified in advance by the Committee. With respect to Annual Incentive Awards payable in Shares, Options, Restricted Stock, or Restricted Stock Units, the Grant Date shall be the date on which the Committee certifies the attainment of the performance goals as provided in Section 13.2(c).

        2.24 "Grantee" means an Eligible Person who has been granted an Award.

        2.25 "Incentive Stock Option" means an Option granted as an Award under the Plan that is intended to meet the requirements of Section 422 of the Code.

        2.26 "Including" or "includes" means "including, without limitation," or "includes, without limitation," respectively.

        2.27 "Joint Venture" means any Person in which the Company has an ownership interest equal to at least fifty percent (50%) of the common stock, voting rights or profits.

        2.28 "Limited Stock Appreciation Right" or "LSAR" means an Award under the Plan consisting of the right to receive, as of a specified date following a Change in Control, an amount equal to the number of Shares with respect to which the LSAR is exercised, multiplied by the excess of (a) the Fair Market Value of one Share on the Exercise Date or, if the Committee shall so determine in the case of any LSAR other than one related to any Incentive Stock Option, at any time during a specified period before the Exercise Date, over (b) the Strike Price of the LSAR.

        2.29 "Non-Qualified Stock Option" means an Option granted as an Award under the Plan that is not intended to be an Incentive Stock Option.

        2.30 "Option" means an Incentive Stock Option or Non-Qualified Stock Option.

        2.31 "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

        2.32 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provision for options thereunder).

        2.33 "Performance Measures" has the meaning set forth in Section 4.4.

        2.34 "Performance Goals" means the objective or subjective criteria determined by the Committee, the degree of attainment of which will affect (a) in the case of an Award other than the Annual Incentive Award, the amount of the Award the Grantee is entitled to receive or retain, and (b) in the case of an Annual Incentive Award, the portion of the individual's Bonus Opportunity potentially payable as an Annual Incentive Award. Performance Goals may contain threshold, target, and maximum levels of achievement and, to the extent the Committee intends an Award (including the Annual Incentive Award) to comply with the Performance-Based Exception, the Performance Goals shall be chosen from among the Performance Measures set forth in Section 4.4.

        2.35 "Performance Period" means that period established by the Committee at the time any Performance Unit is granted or at any time thereafter during which the attainment of performance goals specified by the Committee with respect to such Award are to be measured. Except as provided in Section 9.2, a Performance Period may be a year or a longer or shorter period.

        2.36 "Performance Unit" means an Award under the Plan that is (a) a bonus consisting of cash or other property the amount or value of which, and/or the entitlement to which, is conditioned upon the attainment of Performance Goals, or (b) a unit valued by reference to a designated amount of cash or property other than Shares.

        2.37 "Person" means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

        2.38 "Plan" has the meaning set forth in Section 1.1. If the Plan is amended, the term "Plan" shall mean the Plan as so amended.

        2.39 "Restricted Stock" means any Share issued as an Award under the Plan that is subject to Restrictions.

        2.40 "Restricted Stock Unit" means the right granted as an Award under the Plan to receive a Share, conditioned on the satisfaction of Restrictions imposed by the Committee, which Restrictions may be time-based or performance-based.

        2.41 "Restriction" means any restriction on a Grantee's free enjoyment of the Shares or other rights underlying Awards, including (a) that the Grantee or other holder may not sell, transfer, pledge, or assign a Share or right, and (b) such other restrictions as the Committee may impose in the Award Agreement (including, without limitation, any restriction on the right to vote such Share, and the right to receive any dividends). Restrictions may be based on the passage of time or the satisfaction of performance criteria or the occurrence of one or more events or conditions, and shall lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Committee shall specify. Awards subject to a Restriction shall be forfeited if the Restriction does not lapse prior to such date or the occurrence of such event or the satisfaction of such other criteria as the Committee shall determine.

        2.42 "Retirement" means a Termination of Affiliation other than for cause on or after reaching age fifty-nine and one-half (59 1/2).

        2.43 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

        2.44 "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

        2.45 "Section 16 Person" means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

        2.46 "Service Award" means an Award of Shares delivered automatically to an individual pursuant to Section 14 in recognition of his or her service.

        2.47 "Share" means a share of the Common Stock of the Company.

        2.48 "Stock Appreciation Right" or "SAR" means a right granted as an Award under the Plan to receive, as of the date specified in the Award Agreement, an amount equal to the number of Shares with respect to which the SAR is exercised, multiplied by the excess of (a) the Fair Market Value of one Share on the Exercise Date or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, the Fair Market Value at any time during a specified period before the Exercise Date, over (b) the Strike Price.

        2.49 "Strike Price" means the per-Share price used as the baseline measure for the value of an SAR or LSAR, as specified in the Award Agreement.

        2.50 "Subsidiary" means an Affiliate controlled by the Company directly, or indirectly, through one or more intermediaries.

        2.51 "Substitute Award" means an Award granted under the Plan in substitution for stock and stock-based awards ("Acquired Entity Awards") held by current and former employees or former non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the "Acquired Entity") with the Company, a Subsidiary or a Joint Venture or the acquisition by the Company, an Affiliate or a Joint Venture of property or stock of, or other ownership interest in, the Acquired Entity immediately prior to such merger, consolidation or acquisition ("Acquisition Date") in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price and with such other terms as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants, and the limitations under Sections 6.3 and 7.3 with respect to Option Prices and Strike Prices shall not apply to Substitute Awards.

        2.52 "Term" means the period beginning on the Grant Date of an Option, SAR or LSAR and ending on the date such Option, SAR or LSAR expires, terminates or is cancelled.

        2.53 "Termination of Affiliation" occurs on the first day on which an individual is for any reason no longer providing services to an Employer in the capacity of an employee or consultant or, with respect to an individual who is an employee of or a consultant to a Subsidiary or a Joint Venture, the first day on which such entity ceases to be a Subsidiary or a Joint Venture of the Company as applicable.

        2.54 "Year" means the fiscal year of the Company. As of the Effective Date, the Company's fiscal year is the calendar year.

Section 3.
Administration

        3.1    Committee.

          (a)   Subject to Section 3.2, the Plan shall be administered by a committee (the "Committee"), the members of which shall be appointed by the Board from time to time and may be removed by the Board from time to time. Unless the Board otherwise specifies, the Compensation Committee of the Board shall be the Committee. To the extent the Board considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as "non-employee directors" within the meaning of Code Section 162(m) and "outside directors" under Rule 16b-3. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to qualify for an exemption from Section 16(b) of the Exchange Act.

          (b)   The Committee may delegate to the Chief Executive Officer or Chief Financial Officer of the Company any or all of the authority of the Committee with respect to Awards to Grantees, other than Grantees for whom the Committee desires the Award to qualify for an exemption from Section 16(b) of the Exchange Act as in effect at the time any such delegated authority is exercised.

        3.2    Powers of the Committee.

        Subject to and consistent with the provisions of the Plan, the Committee shall have full power and authority and sole discretion as follows:

          (a)   to determine when, to whom and in what types and amounts Awards (including Substitute Awards) should be granted;

          (b)   to grant Awards to Eligible Persons in any number, and to determine the terms and conditions applicable to each Award (including conditions intended to comply with Code Section 409A, the number of Shares or the amount of cash or other property to which an Award will relate, the term of the Award, any exercise price, Option Price, Strike Price, any limitation or Restriction, any schedule for, or performance conditions relating to, the earning of the Award or the lapse of Restrictions, forfeiture Restrictions, Restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or a Joint Venture and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

          (c)   to determine as to all or part of any Award as to any Grantee, at the time the Award is granted or thereafter, that an Award shall become exercisable or vested upon a Termination of Affiliation, or other event, to determine that Awards shall continue to become exercisable or vested in full or in installments after Termination of Affiliation, to extend the period for exercise of Options, SARs or LSARs following Termination of Affiliation (but not beyond ten (10) years from the Grant Date of the Option, SAR or LSAR) or to provide that any Restricted Stock Award, Restricted Stock Unit Award, Performance Unit Award or Service Award shall in whole or in part not be forfeited upon such Termination of Affiliation, provided the Committee shall consider potential tax consequences in making any such determinations or taking any such actions;

          (d)   to determine the benefit payable under any Performance Unit or Dividend Equivalent, and to determine whether any performance or vesting conditions have been satisfied;

          (e)   to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

          (f)    to determine, with respect to Restricted Stock, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, and whether Restricted Stock (including Restricted Stock acquired upon the exercise of an Option) shall be held in escrow or other custodial arrangement;

          (g)   to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time or to extend the period subsequent to the Termination of Affiliation within which an Award may be exercised;

          (h)   to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee, or, if and to the extent specified in the Award Agreement, automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise), and to provide for the payment of interest or other rate of return determined with reference to a predetermined actual investment or independently set interest rate, or with respect to other bases permitted under Code Sections 162(m), 409A or otherwise, for the period between the Exercise Date, the date Restrictions Lapse, or the maturity of an Award, as applicable, and the date of payment or settlement of the Award;

            (i)  to grant Awards in replacement of Awards previously granted under this Plan or any other compensation plan of an Employer, provided that any such replacement grant that would be considered a repricing shall be subject to shareholder approval;

            (j)  to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

           (k)  to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

            (l)  with the consent of the Grantee, to amend any Award Agreement at any time; provided that the consent of the Grantee shall not be required for any amendment (i) that, in the Committee's determination, does not materially adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

          (m)  to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the amount or percentage of Awards which may from time to time be exercised by a Grantee, and including requiring the Grantee to enter into restrictive covenants;

           (n)  without the consent of the Grantee, to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting an Employer or the financial statements of an Employer, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

           (o)  to make such adjustments or modifications to Awards or to adopt such sub-plans for Eligible Persons working outside of the United States as are advisable to fulfill the purposes of the Plan;

           (p)  to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan, and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

           (q)  to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

           (r)  in addition to the delegation authority in Section 3.1(b), to delegate to officers or managers of the Company, any Affiliate or any Joint Venture the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Section 4.3); provided that actions required to permit Awards to Section 16 Persons to qualify for an exemption from Section 16(b) of the Exchange Act shall not be delegated and provided further that actions required to be taken by the Committee to permit an Award to qualify for the Performance-Based Exception shall not be delegated.

        Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, its Affiliates, any Joint Venture, any Grantee, any Eligible Person, any Person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

        Unless otherwise expressly provided in the Plan, all determinations, designations, interpretations, and other decisions of the Committee shall be final, conclusive and binding upon all Persons, including the Company, any Grantee, any Eligible Person, any stockholder, and any employee of the Company, of any Affiliate or any Joint Venture. All determinations of the Committee shall be made only if there is a quorum for Committee action and by a majority of Committee members present but no less than two members; provided that any determination affecting any Awards made or to be made to a member of the Committee may, at the Board's election, be made by the Board.

Section 4.
Shares Subject to the Plan, Maximum Awards and 162(m) Compliance

        4.1    Number of Shares Available for Grants.

        Subject to adjustment as provided in Section 4.2, the number of Shares reserved for delivery under the Plan shall be the sum of (a) four million (4,000,000), plus (b) the number of remaining Shares under the 1995 Plan (not subject to outstanding Awards under the 1995 Plan and not delivered out of the Shares reserved thereunder) as of the date of the initial stockholder approval of this Plan, plus (c) the number of Shares that became available under the 1995 Plan after the date of the initial stockholder approval of this Plan pursuant to forfeiture, termination, lapse or satisfaction of an Award in cash or property other than Shares, application as payment for an Award, or, except with respect to Restricted Stock, to satisfy tax withholding, plus (d) any Shares required to satisfy Substitute Awards.

        If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates or lapses without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture, termination, or lapse shall again be available for grant under the Plan. If an SAR is settled in Shares, only the number of Shares delivered in settlement of an SAR shall cease to be available for grant under the Plan, regardless of the number of Shares with respect to which the SAR was exercised. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (including the withholding of Shares on the exercise of an SAR that is settled in Shares) or, except with respect to Shares of Restricted Stock, the withholding or payment of taxes related thereto, such Shares shall again be available for grant under the Plan.

        The Committee shall from time to time determine the appropriate methodology for calculating the number of Shares that have been delivered pursuant to the Plan.

        Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

        4.2    Adjustments in Authorized Shares and Awards.

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), forward or reverse stock split, merger, reorganization, subdivision, consolidation or reduction of capital, recapitalization, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (d) the number and kind of Shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which Shares are subject, and (e) the number of Shares with respect to which Awards maybe granted to a Grantee, as set forth in Section 4.3; provided, in each case, that with respect to Awards of Incentive Stock Options intended to continue to qualify as Incentive Stock Options after such adjustment, no such adjustment shall be authorized to the extent that such adjustment would cause the Incentive Stock Option to violate Section 424(a) of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

        4.3    Compliance With Code Section 162(m).

          (a)    Section 162(m) Compliance.    To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award (including Annual Incentive Awards under Article 13), this section 4.3(a) shall apply. In the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

          (b)    Annual Individual Limitations.    No Grantee may be granted Awards of Options, SARs, LSARs, Restricted Stock, Restricted Stock Units or Performance Units (or any other Award which is denominated in Shares) with respect to a number of Shares in any one calendar year which, when added to the Shares subject to any other Award denominated in Shares granted to such Grantee in the same calendar year shall exceed Eight Hundred Thousand (800,000) Shares. If an

  Award denominated in Shares is cancelled, the cancelled Award continues to count against the maximum number of Shares for which an Award denominated in Shares may be granted to a Grantee in any calendar year. The Share limit shall be adjusted to the extent necessary to reflect adjustments to Shares required by Section 4.2. No Grantee may be granted cash Annual Incentive Awards or other cash Awards in any one calendar year the maximum payout for which, when added to the maximum payout for all other cash Awards granted to such Grantee in the same calendar year, shall exceed 600% of the Grantee's annual base salary (up to a maximum of $1,000,000 of base salary) as of the first day of such calendar year (or, if later, as of the date on which the Grantee becomes an employee of the Company, a Subsidiary or a Joint Venture); provided, however, that if the Performance Period applicable to a Performance Unit exceeds twelve months, the 600% limit shall apply to each 12-month period in the Performance Period.

        4.4    Performance-Based Exception Under Section 162(m).

          (a)    Performance Measures.    Unless and until the Company's stockholders approve a change in the general Performance Measures set forth in this Section 4.4, for Awards (other than Options) designed to qualify for the Performance-Based Exception, objective performance criteria shall be one or more of the following (each a "Performance Measure"):

    (i)
    Earnings (either in the aggregate or on a per-Share basis);

    (ii)
    Growth or rate of growth in earnings (either in the aggregate or on a per-Share basis);

    (iii)
    Net income or loss (either in the aggregate or on a per-Share basis);

    (iv)
    Cash flow provided by operations, either in the aggregate or on a per-Share basis;

    (v)
    Growth or rate of growth in cash flow (either in the aggregate or on a per-Share basis);

    (vi)
    Free cash flow (either in the aggregate on a per-Share basis);

    (vii)
    Reductions in expense levels, determined either on a Company-wide basis or in respect of any one or more business units;

    (viii)
    Operating and maintenance cost management and employee productivity;

    (ix)
    Stockholder returns (including return on assets, investments, equity, or gross sales);

    (x)
    Return measures (including return on assets, equity, or sales);

    (xi)
    Growth or rate of growth in return measures (including return on assets, equity, or sales);

    (xii)
    Share price (including attainment of a specified per-Share price during the Performance Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

    (xiii)
    Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; and/or

    (xiv)
    Achievement of business or operational goals such as market share and/or business development;

provided that applicable Performance Measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

          (b)    Flexibility as to Timing, Weighting, Applicable Business Unit.    For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Goals within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to a Grantee, to the Company as a whole, to one or more Affiliates or to a department, unit, division or function within the Company, within any one or more Affiliates or any one or more Joint Ventures, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

          (c)    Discretion to Adjust.    The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception) be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward. The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be certified in writing prior to payment of the Award.

          (d)    Alteration of Performance Measures.    In the event that applicable laws allow an Award to qualify for the Performance-Based Exception even if the Committee alters the governing Performance Measures without obtaining stockholder approval, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Section 5.
Eligibility and General Conditions of Awards

        5.1    Eligibility.

        The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, eligibility to receive Annual Incentive Awards shall be in accordance with Section 13 and eligibility to receive Service Awards shall be in accordance with Section 14.

        5.2    Award Agreement.

        To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

        5.3    General Terms and Termination of Affiliation.

        Except as provided in an Award Agreement or as otherwise determined by the Committee, all Options, SARs or LSARs that have not been exercised, or any other Awards that remain subject to a Restriction or that have outstanding Performance Periods, or (in the case of Service Awards) that have not been granted, shall be cancelled and forfeited to the Company upon a Termination of Affiliation. If Dividend Equivalents have been credited with respect to any Award and such Award (in whole or in part) is forfeited, all Dividend Equivalents credited in connection with such forfeited Award (or portion of an Award) shall also be forfeited to the Company.

        5.4    Nontransferability of Awards.

          (a)   Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative.

          (b)   No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock, to the Company), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company, any Affiliate or any Joint Venture; provided that the designation of a Beneficiary to receive benefits in the event of the Grantee's death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (c)   Notwithstanding subsections (a) and (b) above, to the extent allowed by the Committee as provided in the Award Agreement or otherwise, Nonqualified Stock Options may be transferred, without consideration, to a Permitted Transferee. For this purpose, a "Permitted Transferee" in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the "Immediate Family" of a Grantee includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests. Such Award may be exercised by such transferee in accordance with the terms of such Award. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a Beneficiary or Beneficiaries to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, Beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to any restrictions or limitations in the Plan or in any applicable Award Agreement, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

          (d)   Nothing herein shall be construed as requiring the Committee to honor the order of a domestic relations court regarding an Award, except to the extent required under applicable law.

        5.5    Cancellation and Rescission of Awards.

        Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan, is in violation of any restrictive covenant or other agreement with the Company, an Affiliate or a Joint Venture, or has a Termination of Affiliation.

        5.6    Stand-Alone, Tandem and Substitute Awards.

        Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award or benefit granted by an Employer under any other plan, program, arrangement, contract or agreement (a "Non-Plan Award"); provided that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. If an Award is granted in substitution for another Award or any Non-Plan Award, the Committee shall require the surrender of such other Award or Non-Plan Award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or Non-Plan Awards may be granted either at the same time as or at a different time from the grant of such other Awards or Non-Plan Awards.

        The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Substitute Awards under the Plan.

        5.7    Deferral of Award Payouts.

        The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option, SAR or LSAR, the lapse or waiver of Restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures governing such deferrals that are in accordance with the Plan and Code Section 409A. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee's deferral election.

        5.8    Exercise by Non-Grantee.

        If any Award is exercised as permitted by the Plan by any Person other than the Grantee, the exercise notice shall be accompanied by documentation as may reasonably be required by the Committee, including without limitation, evidence of authority of such Person or Persons to exercise the Award and, if the Committee so specifies, evidence satisfactory to the Company that any death taxes payable with respect to such Shares have been paid or provided for.

        5.9    No Cash Consideration for Awards.

        Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

        5.10    No Fractional Shares.

        No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

        5.11    Tax Obligations.

        No Award shall be settled, whether in cash or Shares, unless the applicable tax withholding requirements have been met to the satisfaction of the Committee.

Section 6.
Stock Options

        6.1    Grant of Options.

          (a)    Committee Grant.    Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

          (b)    Option Election.    In addition, if and to the extent permitted by the Committee, an Eligible Person may elect (an "Option Election") at such times and in accordance with such rules and procedures adopted by the Committee, to receive all or any portion of his salary and/or bonus (including any cash Award payable under this Plan) in the form of an Award of Options (which the Committee shall duly grant) having a fair market value (as determined by the Committee using a Black-Scholes option pricing model or similar option pricing model, applied on the basis of such risk-free interest rate, expected option life, volatility, average stock price, and other applicable parameters, or formula therefor, as the Committee in its sole discretion deems appropriate) equal to the amount of salary and/or bonus subject to such Option Election.

        6.2    Award Agreement.

        Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term (ten (10) years from its Grant Date unless a longer or shorter term is specified in the Award Agreement), the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

        6.3    Option Price.

        The Option Price shall be determined by the Committee; provided, however, that except with respect to Substitute Options, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided that if the Committee so determines, in the case of any Option retroactively granted in tandem with or in substitution for another Award or any outstanding Award granted under any other plan of the Company, the purchase price per Share shall not be less than the purchase price on the Grant Date of such other Award or award under another Company plan.

        6.4    Repriced Options Subject to Stockholder Approval.

        The Committee may grant Options in replacement of Options previously granted under this Plan or any other compensation plan of an Employer, for such purposes and on such terms (including Option Price) as it deems appropriate, subject to stockholder approval if such grant would be deemed to be a repricing under the rules of the New York Stock Exchange.

        6.5    Grant of Incentive Stock Options.

        At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

          (a)   shall not be granted more than ten (10) years after the Effective Date;

          (b)   shall be granted only to an employee of the Company or a Subsidiary Corporation (as defined below);

          (c)   shall have an Option Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a "10% Owner"), have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

          (d)   shall have an Option Term of not more than ten (10) years (five years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

          (e)   shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee's employer or any parent or Subsidiary Corporation ("Other Plans")) are exercisable for the first time by such Grantee during any calendar year ("Current Grant"), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

          (f)    shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

          (g)   shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) ("Disqualifying Disposition"), within 10 days of such a Disqualifying Disposition;

          (h)   shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a Beneficiary to exercise his or her Incentive Stock Option after the Grantee's death; and

          (i)    shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

        For purposes of this Section 6.5, "Subsidiary Corporation" means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

        6.6    Method of Option Exercise.

          (a)   Except as may otherwise be provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment (including any applicable tax withholding) for the Shares made by any one or more of the following means on the Exercise Date (or such other date as may be permitted in writing by the Secretary of the Company):

              (i)  cash, personal check or wire transfer;

             (ii)  with the approval of the Committee, Shares or Shares of Restricted Stock valued at their Fair Market Value on the Exercise Date; or

            (iii)  subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes-Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

          (b)   The Committee may in its discretion specify that, if any Shares of Restricted Stock ("Tendered Restricted Shares") are used to pay the Option Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the Exercise Date, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the Exercise Date.

          (c)   At the discretion of the Committee and subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes-Oxley Act of 2002), the Company may loan a Grantee all or any portion of the amount payable by the Grantee to the Company upon exercise of the Option.

Section 7.
Stock Appreciation and Limited Stock Appreciation Rights

        7.1    Grant of SARs.

        Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. SARs may, but need not, be granted in connection with a specific Option. Any SAR related to a Non-Qualified Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any SAR related to an Incentive Stock Option must be granted at the same time such Option is granted. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

        7.2    Award Agreements.

        Each SAR shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall contain such terms and conditions not inconsistent with the provisions of the Plan as shall be determined from time to time by the Committee. Unless otherwise provided in the Award Agreement, (a) no SAR grant shall have a Term of more than ten (10) years from the date of grant of the SAR, and (b) SARs granted in tandem with Options shall vest at the same time and in the same proportions as the underlying Options.

        7.3    Strike Price.

        The Strike Price of an SAR shall be determined by the Committee in its sole discretion; provided that the Strike Price shall not be less than the lesser of 100% of the Fair Market Value of a Share on the Grant Date of the SAR or the Option Price under the Non-Qualified Option to which the SAR relates.

        7.4    Exercise and Payment.

        Except as may otherwise be provided by the Committee in an Award Agreement, SARs shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the SAR is to be exercised. The Committee may provide that payment with respect to an exercised SAR may occur on a fixed date which may not be the same as the exercise date, and may provide for additional payment in recognition of the time value of money and any delay between the exercise date and the payment date. No payment of an SAR shall be made unless applicable tax withholding requirements have been satisfied in accordance with Section 17.1(a) or otherwise. Any payment by the Company in respect of an SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

        7.5    Grant Limitations.

        The Committee may at any time impose any other limitations upon the exercise of SARs which it deems necessary or desirable in order for the Grant to qualify for an exemption from Section 16(b) of the Exchange Act or to achieve desirable tax results for the Grantee or the Company.

        7.6    Grant of LSARs.

          (a)   Subject to and consistent with the provisions of the Plan, the Committee may grant LSARs upon or after the grant of any Option under the Plan. Each LSAR shall be identified with a Share subject to an Option of the Grantee, and shall have a Term ending no later than the last day of the Term of the underlying Option. The number of LSARs awarded to a Grantee shall equal the number of Shares subject to the Option with which such LSARs are identified. Upon the lapse, expiration, termination, forfeiture or cancellation of a Grantee's Option, the Grantee's associated LSARs shall terminate. The Committee may impose such additional conditions or restrictions on the exercise of any LSAR as it shall deem appropriate.

          (b)   LSARs shall become exercisable for a period of ninety (90) days commencing upon a Change in Control. LSARs shall be exercised by delivery to the Company of written notice of intent to exercise specific LSARs. The exercise of LSARs shall result in cancellation of the Option with which such LSARs are identified, to the extent of such exercise.

          (c)   The Company shall notify all Grantees holding LSARs of a Change in Control promptly after its occurrence, but any failure of the Company to so notify shall not deprive any Grantee of any rights that accrued as a result of the Change in Control. Any such failure of the Company shall, if a Grantee does not otherwise know of the Change in Control, automatically extend the 90-day period specified above until 90 days after the Company notifies such Grantee or such Grantee otherwise knows of the Change in Control, whichever first occurs, but in no event shall such period be beyond the end of the Option Term specified in the applicable Award Agreement.

          (d)   Subject to the terms of the Plan and any applicable Award Agreement, within five (5) business days after the date specified in the Award Agreement for payment of any exercised LSAR, the Company shall pay to the Grantee, in cash an amount equal to the excess of (i) the Fair Market Value of one (1) Share on the Exercise Date or if greater and only with respect to any LSAR related to an Option other than an Incentive Stock Option, the highest price per Share paid in connection with the Change in Control of the Company, over (ii) the Option Price of the related Option, multiplied by the number of Shares as to which the holder is exercising the LSAR.

Section 8.
Performance Units

        8.1    Grant of Performance Units.

        Subject to and consistent with the provisions of the Plan, Performance Units may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Performance Units shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall contain such terms and conditions not inconsistent with the provisions of the Plan as shall be determined from time to time by the Committee.

        8.2    Value/Performance Goals.

        The Committee shall set Performance Goals which, depending on the extent to which they are met during a Performance Period, will determine the number or value of Performance Units that will be paid to the Grantee at the end of the Performance Period. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Performance Goals for Awards of Performance Units shall be set by the Committee at threshold, target and maximum performance levels, with the number or value of the Performance Units payable tied to the degree of attainment of the various performance levels during the Performance Period. No payment shall be made with respect to a Performance Unit if the threshold performance level is not attained. If Performance Goals are attained between performance levels (i.e., either between the threshold and target performance levels or between the target and maximum performance levels) the number or value of the Performance Unit at the end of the Performance Period shall be determined by linear interpolation, unless otherwise provided by the Committee at the time of grant. To the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all Performance Goals shall be objective, and shall be based on Performance Measures.

        8.3    Earning of Performance Units.

        Except as provided in Section 15, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to payment based on the performance level attained with respect to Performance Goals set by the Committee and as described in Section 8.2. If the Performance Unit Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of attainment of the Performance Goals in writing before the Award is settled. At the discretion of the Committee, the Award Agreement may specify that an Award of Performance Units is payable in cash, Shares, Restricted Stock, or Restricted Stock Units.

        8.4    Adjustment on Change of Position.

        If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, (taking into account the desirability of satisfying the Performance Based Exception) the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

        8.5    Dividend Equivalents.

        At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units which have been earned, but not yet delivered to the Grantee.

Section 9.
Restricted Stock

        9.1    Grant of Restricted Stock.

        Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Eligible Person in such amounts as the Committee shall determine.

        9.2    Award Agreement.

        Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Award, and such other provisions as the Committee shall determine. The Committee may impose such Restrictions on any Restricted Stock, including time-based Restrictions, Restrictions based upon the achievement of specific performance goals, time-based Restrictions following the achievement of specific performance goals, and/or restrictions under applicable securities laws; provided that time-based Restrictions (other than time-based Restrictions following the achievement of specific performance goals) shall remain in effect (in whole or in part) at least until the third anniversary of the Grant Date, except as provided in the Award Agreement in the event of death, disability, Change in Control, constructive Termination of Affiliation, or Termination of Affiliation by the Employer other than for cause. In the case of Restricted Stock awarded based on performance in a Performance Period, the Performance Period will be no less than one year.

        9.3    Consideration for Restricted Stock.

        The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Stock.

        9.4    Effect of Forfeiture.

        If Restricted Stock is forfeited, and if the Grantee paid for such Restricted Stock or acquired such Restricted Stock upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Stock to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Stock or the exercise price of the Option, as applicable, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Stock.

        9.5    Escrow; Legends.

        The Committee may provide that the evidence of ownership of Shares of Restricted Stock (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow or other custodial arrangement by the Secretary of the Company until such Restricted Stock becomes nonforfeitable or is forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Stock under the Plan. If any Restricted Stock becomes nonforfeitable, the Company shall cause certificates (or other evidence of ownership) for such Shares to be delivered without such legend or shall cause a release of restrictions on a book entry account maintained by the Company's transfer agent.

        9.6    Stockholder Rights in Restricted Stock.

        Restricted Stock, whether held by a Grantee or in escrow or other custodial arrangement by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Stock, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Shares of Restricted Stock. Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be subject to the same restrictions and other terms as apply to the Shares of Restricted Stock with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

Section 10.
Restricted Stock Units

        10.1    Grant of Restricted Stock Units.

        Subject to and consistent with the provisions of the Plan and Code Sections 409A(a)(2), (3) and (4), the Committee, at any time and from time to time, may grant Restricted Stock Units to any

Eligible Person, in such amount and upon such terms as the Committee shall determine. A Grantee shall have no voting rights in Restricted Stock Units.

        10.2    Award Agreement.

        Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan and Code Section 409A. The Committee may impose such Restrictions on Restricted Stock Units, including time-based Restrictions, Restrictions based on the achievement of specific performance goals, time-based Restrictions following the achievement of specific performance goals, Restrictions based on the occurrence of a specified event, and/or restrictions under applicable securities laws; provided that time-based restrictions shall remain in effect (in whole or in part) at least until the third anniversary of the Grant Date, except as provided in the Award Agreement in the event of death, disability, Change in Control, constructive Termination of Affiliation, or Termination of Affiliation by the Employer other than for cause.

        10.3    Crediting Restricted Stock Units.

        The Company shall establish an account ("RSU Account") on its books for each Eligible Person who receives a grant of Restricted Stock Units. Restricted Stock Units shall be credited to the Grantee's RSU Account as of the Grant Date of such Restricted Stock Units. RSU Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to RSU Accounts. The obligation to make distributions of securities or other amounts credited to RSU Accounts shall be an unfunded, unsecured obligation of the Company.

          (a)    Crediting of Dividend Equivalents.    Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to RSU Accounts on all Restricted Stock Units credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the RSU Account in the form of additional Restricted Stock Units in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution.

          (b)    Settlement of RSU Accounts.    The Company shall settle an RSU Account by delivering to the holder thereof (which may be the Grantee or his or her Beneficiary, as applicable) a number of Shares equal to the whole number of Shares underlying the Restricted Stock Units then credited to the Grantee's RSU Account (or a specified portion in the event of any partial settlement); provided that any fractional Shares underlying Restricted Stock Units remaining in the RSU Account on the Settlement Date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Restricted Stock Unit. The "Settlement Date" for all Restricted Stock Units credited to a Grantee's RSU Account shall be the earlier of (i) when Restrictions applicable to an Award of Restricted Stock Units have lapsed, or (ii) as soon as administratively practical following the Grantee's death, disability (as defined in Code Section 409A(a)(2)(C)(i)), Retirement or Termination of Affiliation, provided, that such disability, Retirement or Termination of Affiliation (as applicable) constitutes a "separation from service" (as provided in Code Section 409A(a)(2)(A)(i)).

Section 11.
Deferred Stock

        11.1    Grant of Deferred Stock.

        Subject to and consistent with the provisions of the Plan and Code Sections 409A(a)(2), (3), and (4), the Committee, at any time and from time to time, may grant Deferred Stock to any Eligible Person in such number, and upon such terms, as the Committee, at any time and from time to time, shall determine, including grants at the election of a Grantee to convert Shares to be acquired upon lapse of restrictions on Restricted Stock or Restricted Stock Units into such Deferred Stock. A Grantee shall have no voting rights in Deferred Stock.

        11.2    Award Agreement.

        Each grant of Deferred Stock shall be evidenced by an Award Agreement that shall specify the number of Shares underlying the Deferred Stock subject to an Award, the date such Shares of Deferred Stock shall be settled and such other provisions as the Board shall determine that are in accordance with the Plan and Code Section 409A.

        11.3    Deferred Stock Elections.

          (a)    Making of Deferral Elections.    If and to the extent permitted by the Committee, an Eligible Person may elect (a "Deferral Election") at such times and in accordance with rules and procedures adopted by the Committee (which shall comport with Code Section 409A), to receive all or any portion of his salary and/or bonus (including any cash or Share Award payable under this Plan) in the form of a number of shares of Deferred Stock equal to the quotient of the amount of salary and/or cash bonus or other Award to be paid in the form of Deferred Stock divided by the Fair Market Value of a Share on the date such salary or bonus or other Award would otherwise be paid in cash. The Grant Date for an Award of Deferred Stock made pursuant to a Deferral Election shall be the date the Deferrable Amount subject to a Deferral Election would otherwise have been paid to the Grantee in cash or Shares.

          (b)    Timing of Deferral Elections.    An initial Deferral Election must be filed with the Controller of the Company no later than December 31 of the year preceding the calendar year in which the amounts subject to the Deferral Election would otherwise be earned, subject to such restrictions and advance filing requirements as the Company may impose. A Deferral Election shall be irrevocable as of the filing deadline. Each Deferral Election shall remain in effect with respect to subsequently earned amounts unless the Eligible Person revokes or changes such Deferral Election. Any such revocation or change shall have prospective application only.

        11.4    Deferral Account.

          (a)    Establishment of Deferral Accounts.    The Company shall establish an account ("Deferral Account") on its books for each Eligible Person who receives a grant of Deferred Stock or makes a Deferral Election. Deferred Stock shall be credited to the Grantee's Deferral Account as of the Grant Date of such Deferred Stock. Deferral Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded, unsecured obligation of the Company.

          (b)    Crediting of Dividend Equivalents.    Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to Deferral Accounts on all Deferred Stock credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the Deferral Account in the form of additional Deferred Stock in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution.

          (c)    Settlement of Deferral Accounts.    The Company shall settle a Deferral Account by delivering to the holder thereof (which may be the Grantee or his or her Beneficiary or estate, as applicable) a number of Shares equal to the whole number of Shares of Deferred Stock then credited to the Grantee's Deferral Account (or a specified portion in the event of any partial settlement); provided that any fractional Shares of Deferred Stock remaining in the Deferral Account on the Settlement Date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Share. The "Settlement Date" for all Deferred Stock credited to a Grantee's Deferral Account shall be determined in accordance with Code Section 409A.

Section 12.
Dividend Equivalents

        The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards, on such terms and conditions as the Committee shall determine. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

Section 13.
Annual Incentive Awards

        13.1    Annual Incentive Awards.

        Subject to and consistent with the provisions of the Plan, Annual Incentive Awards may be granted to any Eligible Person in accordance with this Section 13. The Committee shall designate the individuals eligible to be granted an Annual Incentive Award for a Year within the first ninety (90) days of such Year provided that for a hiring or promotion after such period which makes any individual who is not a "covered person" within the meaning of Code Section 162(m) eligible to be granted an Annual Incentive Award, the designation shall not be later than the elapse of 25% of the remainder of such Year after such hiring or promotion. The Committee may designate an Eligible Person as eligible for a full Year or for a period of less than a full Year. The opportunity to be granted an Annual Incentive Award shall be evidenced by an Award Agreement, which shall specify the individual's Bonus Opportunity, the Performance Goals, and such other terms not inconsistent with the Plan as the Committee shall determine.

        13.2    Determination of Amount of Annual Incentive Awards.

          (a)    Aggregate Maximum.    The Committee may establish guidelines as to the maximum aggregate amount of Annual Incentive Awards payable for any year.

          (b)    Establishment of Performance Goals and Bonus Opportunities.    Within the first ninety (90) days of each Year, the Committee shall establish Performance Goals for the Year (which may be the same or different for some or all Eligible Persons) and shall establish the threshold, target and maximum Bonus Opportunity for each Participant for the attainment of specified threshold, target and maximum Performance Goals. Performance Goals and Bonus Opportunities may be weighted for different factors and measures as the Committee shall determine.

          (c)    Committee Certification and Determination of Amount of Annual Incentive Award.    The Committee shall determine and certify in writing the degree of attainment of Performance Goals as soon as administratively practicable after the end of each Year but not later than ninety (90) days after the end of such Year. The Committee shall determine an individual's maximum Annual Incentive Award based on the level of attainment of the Performance Goals (as certified by the Committee) and the individual's Bonus Opportunity. The Committee reserves the discretion to reduce (but not below zero) the amount of an individual's Annual Incentive Award below the maximum Annual Incentive Award. The determination of the Committee to reduce (or not pay) an individual's Annual Incentive Award for a Year shall not affect the maximum Annual Incentive Award payable to any other individual. No Annual Incentive Award shall be payable to an individual unless at least the threshold Performance Goal is attained.

          (d)    Termination of Affiliation.    If an individual has a Termination of Affiliation during the Year, the Committee may authorize the payment of an Annual Incentive Award to such individual, and in the absence of such authorization, the individual shall receive no Annual Incentive Award for such Year.

        13.3    Time of Payment of Annual Incentive Awards.

        Annual Incentive Awards shall be paid as soon as administratively practicable after the Committee determines the amount of the Annual Incentive Award, but not later than ninety (90) days after the Committee certifies the degree of attainment of Performance Goals.

        13.4    Form of Payment of Annual Incentive Awards.

        An individual's Annual Incentive Award for a Year shall be paid in cash, Shares, Restricted Stock, Options, or any other form of Award or any combination thereof as is provided in the Award Agreement. The Committee may provide in an Award Agreement that payment of an Annual Incentive Award may be deferred in accordance with any rules or procedures that may be established by the Committee from time to time, either before or after the decision or election to defer is made.

Section 14.
Service Awards

        14.1    Service Awards.

        Subject to and consistent with the provisions of the Plan, Service Awards shall be granted in accordance with this Section 14.

        14.2    Definitions.

        For purposes of this Section 14, the following terms have the meaning set forth below:

          (a)   "Anniversary Date" means the 12-month anniversary of an individual's Hire Date.

          (b)   "Five-Year Anniversary Date" means each Anniversary Date as of which an individual's number of years of service is a whole number that is a multiple of five.

          (c)   "Hire Date" means the date an individual first performed services as an employee for the Company, for an entity that is a Designated Subsidiary (as defined in Section 14.6), or (except as provided in Section 14.4(d)) for Kansas City Southern Industries, Inc. or its successor ("KCSI"); provided, however, that the Chief Executive Officer of the Company (or the Committee with respect to Section 16 Persons) can determine that the Hire Date shall be the date an individual first performs service for an entity that later becomes a Designated Subsidiary.

          (d)   "Quarter End" means the last day of the calendar quarter in which (or on which) occurs a Five-Year Anniversary with respect to an Eligible Person.

        14.3    Granting of Service Awards.

        Each Eligible Person who is an employee of the Company or a Designated Subsidiary shall (subject to Committee approval in the case of a Section 16 Person) be granted a Service Award on each Five-Year Anniversary Date. The number of Shares to be delivered in satisfaction of the Service Award shall be determined under the following table:

Years of Service	Shares to Be Awarded
5	5
10	10
15	15
20	20
25	25
30	30
35	35
40	40
45	45
50	50

        For five year increment anniversaries above fifty years of service, the number of Shares awarded shall, as shown above, equal the number of years of service.

        14.4    Determination of Years of Service.

        An employee of the Company or a Designated Subsidiary shall be credited with one year of service for each 12-month period of continuous full time employment (regularly employed more than 20 hours per week and more than 5 months per 12-month period) with the Company or a Designated Subsidiary or, except as provided in Section 14.4(d), with KCSI, measured from the individual's Hire Date and anniversaries of the Hire Date, subject to the special rules set forth below:

          (a)   If an Employee has a Termination of Affiliation and then becomes reemployed with the Company or a Designated Subsidiary within a period not to exceed five (5) years, the Years of Service earned prior to such Termination of Affiliation shall continue to count towards the individual's Years of Service. No credit shall be given for any partial or complete Years of Service which occurred prior to a five (5) year break in employment with the Company or a Designated Subsidiary.

          (b)   An individual's service shall be deemed continuous throughout an approved leave of absence not exceeding one year, provided the individual returns to employment with the Company or a Designated Subsidiary for at least 30 days upon the conclusion of the approved leave of absence. If the individual does not so return, the individual shall be deemed to have had a Termination of Affiliation at the commencement of the approved leave of absence. Thus, any Service Award that would be delivered to an individual during an approved leave of absence shall not be delivered until the individual has completed at least 30 days of employment following the conclusion of the approved leave of absence.

          (c)   If an individual who is employed by the Company or a Designated Subsidiary has a Termination of Affiliation and returns to employment with the Company or a Designated Subsidiary within five years of the Termination of Affiliation, the individual's full years of service prior to the Termination of Affiliation but not partial years of service shall be added to the individual's years of service after he or she returns to employment. The individual's Hire Date shall be deemed to be the date the individual returns to employment with the Company or a Designated Subsidiary.

          (d)   With respect to any individual who became an employee of the Company or a Designated Subsidiary on or after October 7, 2002, service with KCSI after June 28, 2000 shall be disregarded.

        The Committee shall establish rules for determining the years of service in cases not covered by the foregoing.

        14.5    Delivery of Service Awards.

          (a)   Service Awards shall be delivered as soon as administratively practical following the applicable Quarter End, provided the individual (i) is an Eligible Person on such Quarter End, or (ii) died or had a Termination of Affiliation on account of disability (as defined by the Committee, or if not so defined, as defined in Code Section 409A(a)(2)(C)(i)) or Retirement on or after the individual's relevant Five-Year Anniversary and prior to applicable Quarter End. Service Awards may be accompanied by such cash payments as the Committee determines to be appropriate to reduce or eliminate the tax effect of the receipt of a Service Award by an individual.

          (b)   All Shares issued in connection with a Service Award shall be subject to the other provisions of the Plan.

        14.6    Designation of Subsidiaries.

        The Committee shall designate those Subsidiaries and Joint Ventures whose employees shall be eligible for Service Awards. Such Subsidiaries and Joint Ventures shall be "Designated Subsidiaries" for purposes of this Section 14. The Committee shall keep records of Designated Subsidiaries, together with any special terms and conditions applicable to participation by employees of a Designated Subsidiary.

        14.7    Committee Delegation.

        The Committee hereby delegates its authority under Section 3 with respect to this Section 14 to the Chief Executive Officer of the Company; provided that the Committee's authority with respect to Section 16 Persons is not delegated. The Committee reserves the right to revoke this delegation in whole or in part at any time.

Section 15.
Change in Control

        15.1    Special Treatment in the Event of a Change in Control.

          (a)   In order to maintain the Grantee's rights in the event of any Change in Control of the Company, as hereinafter defined, the Committee, as constituted before such Change in Control, may, in its sole discretion, as to any Award, either at the time an Award is made hereunder or any time thereafter, take any one (1) or more of the following actions: (i) provide for the purchase by the Company of any such Award, upon the Grantee's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Grantee's rights had such Award been currently exercisable or payable; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control.

          (b)   In the event of a Change of Control, unless otherwise provided in an Award Agreement, there shall be an automatic acceleration of any time periods relating to the exercise or realization of any such Award (other than Service Awards) and all performance goals relating to Performance Units and/or Annual Incentive Awards shall be deemed satisfactorily completed without any action required by the Committee so that such Award may be exercised or realized in full on or before a date fixed by the Committee. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem in the best interests of the Company.

        15.2    Definition of Change in Control.

        For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if:

          (a)   the Incumbent Directors cease for any reason to constitute at least seventy-five percent (75%) of the directors of the Company then serving;

          (b)   any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) other than the Company or any majority-owned Subsidiary of the Company, or an employee benefit plan of the Company or of any majority-owned Subsidiary of the Company shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty percent (20%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of the Company's then outstanding voting securities; provided, however, that a person's becoming such a beneficial owner shall not constitute a Change in Control if such person is party to an agreement that limits the ability of such person and its affiliates (as defined in Rule 12b-2 under the Exchange Act) to obtain and exercise control over the management and policies of the Company.

          (c)   a Reorganization Transaction is consummated, other than a Reorganization Transaction which results in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least sixty percent (60%) of the total voting power represented by the Voting Securities of such surviving entity outstanding immediately after the Reorganization Transaction, if the voting rights of each Voting Security relative to the other Voting Securities were not altered in the Reorganization Transaction; or

          (d)   the stockholders of the Company approve a plan of complete liquidation of the Company, other than in connection with a Reorganization Transaction.

        Notwithstanding the occurrence of any of the foregoing events, a Change in Control shall not occur with respect to a Grantee if, in advance of such event, the Grantee agrees in writing that such event shall not constitute a Change in Control.

        15.3    Definitions.

        For purposes of this Section 15 and the definition of Change in Control, the following terms have the meaning set forth below:

          (a)   "Incumbent Directors" means (i) an individual who was a member of the Board on the Effective Date; or (ii) an individual whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of the Board on the Effective Date; or (iii) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (i) or (ii) above; provided that no director whose election was in connection with a proposed transaction which, if consummated, would be a Change in Control shall be an Incumbent Director.

          (b)   "Related Party" means (i) a majority-owned Subsidiary of the Company; or (ii) an employee or group of employees of the Company or of any majority-owned Subsidiary of the Company; or (iii) an employee benefit plan of the Company or of any majority-owned Subsidiary of the Company; or (iv) a corporation owned directly or indirectly by the stockholders of the

  Company in substantially the same proportion as their ownership of the voting power of Voting Securities of the Company.

          (c)   "Reorganization Transaction" means a merger, reorganization, consolidation, or similar transaction or a sale of all or substantially all of the Company's assets other than any such sale which would result in a Related Party owning or acquiring more than fifty percent (50%) of the assets owned by the Company immediately prior to the sale.

          (d)   "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

Section 16.
Amendment, Modification, and Termination

        16.1    Amendment, Modification, and Termination.

          (a)    Board Authority.    Subject to Section 16.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company's stockholders, except that (i) any amendment or alteration shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (ii) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval, and (iii) any Plan amendment or termination will not accelerate the timing of any payments that constitute deferred compensation under Code Section 409A unless such acceleration of payment is permitted by Code Section 409A.

          (b)    Delegation to Chief Executive Officer.    Notwithstanding Section 16.1(a), the authority to amend (or terminate) Section 14 (other than the schedule of Shares to be delivered as Service Awards), is hereby delegated to the Chief Executive Officer of the Company. The Board reserves the right to revoke this delegation in whole or in part at any time.

        16.2    Awards Previously Granted.

        Except as otherwise specifically permitted in the Plan (including Sections 3.2(k), 3.2(m), and 5.5 of the Plan) or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

        16.3    Prorata Annual Incentive.

        With respect to Annual Incentive Awards, and Performance Units, in the event of a termination of the Plan or an amendment which adversely affects the computation of an award to a Participant which occurs during a Year or other applicable Performance Period, the Participant shall be entitled to receive (i) a prorata award to the effective date of such termination or amendment, calculated under the terms and conditions of the Plan immediately prior to such effective date and (ii) any award provided by such amended Plan for the balance of such Year or other applicable Performance Period.

Section 17.
Withholding

        17.1    Required Withholding.

          (a)   The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or of an SAR, or upon the lapse of Restrictions on an

  Award, or upon payment of any other benefit or right under this Plan (the Exercise Date, date such Restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the "Tax Date"), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare ("FICA") taxes by one or a combination of the following methods:

              (i)  payment of an amount in cash equal to the amount to be withheld;

             (ii)  requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or the SAR payable in Shares, upon the lapse of Restrictions on an Award, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

            (iii)  withholding from any compensation otherwise due to the Grantee.

          The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or an SAR payable in Shares to be satisfied by withholding Shares upon exercise of such Option or SAR pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

          (b)   Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.5(g)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

        17.2    Notification Under Code Section 83(b).

        If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Stock, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Section 18.
Beneficiary Designation

        Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

Section 19.
Additional Provisions

        19.1    Governing Law.

        The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware other than its law respecting choice of laws and applicable Federal law.

        19.2    Severability.

        If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

        19.3    Successors.

        All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

        19.4    Requirements of Law.

        The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate or Joint Venture) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company, or an Affiliate or Joint Venture, of any applicable law or regulation.

        19.5    Securities Law Compliance.

        If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All evidence of Share ownership delivered pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, and any applicable securities law. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

        If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

        19.6    No Rights as a Stockholder.

        No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (except as provided in Section 9.6 with respect to Restricted Stock) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her.

        19.7    Awards Not Taken into Account for Other Benefits.

        Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of an Employer, except as such plan shall otherwise expressly provide, or (b) any agreement between an Employer and the Grantee, except as such agreement shall otherwise expressly provide.

        19.8    Employment Agreement Supersedes Award Agreement.

        In the event a Grantee is a party to an employment agreement with the Company or an Affiliate that provides for vesting, extended exercisability or transferability of equity compensation awards on terms more favorable to the Grantee than the Grantee's Award Agreement, the employment agreement shall be controlling; provided that (a) if the Grantee is a Section 16 Person, any terms in the employment agreement requiring Board Compensation Committee, Board, or stockholder approval in order for an exemption from Section 16(b) of the Exchange Act to be available shall have been approved by the Board Compensation Committee, Board or stockholders, as applicable, and (b) the employment agreement shall not be controlling to the extent the Grantee and Grantee's Employer agree it shall not be controlling.

        19.9    Non-Exclusivity of Plan.

        Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees as it may deem desirable.

        19.10    Unfunded Status of Awards; Creation of Trusts.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

        19.11    No Right to Continued Employment or Awards.

        No employee shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award. Neither receipt of an Award hereunder, nor eligibility for an Award shall interfere with or limit in any way the right of the Company, an Affiliate or a Joint Venture to terminate any individual's employment or affiliation at any time, nor confer on any Grantee the right to continue in the employ of, or as a consultant to, the Company, any Affiliate or any Joint Venture.

        19.12    Military Service.

        Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

        19.13    Construction.

        The following rules of construction will apply to the Plan: (a) the word "or" is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders. The headings of sections and subsections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

        19.14    Obligations.

        Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee's employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

        19.15    Stockholder Approval.

        All Awards granted on or after the Effective Date and prior to the date the Company's stockholders approve the amended and restated Plan are expressly conditioned upon and subject to approval of the amended and restated Plan by the Company's stockholders.

EXHIBIT II

DST Systems, Inc. 2005 Non-Employee Directors'
Award Plan

Article 1.
Effective Date, Objectives And Duration

        1.1    Effective Date of the Plan.

        DST Systems, Inc., a Delaware corporation (the "Company"), hereby establishes the DST Systems, Inc. 2005 Non-Employee Directors Award Plan (the "Plan") as set forth herein effective May 10, 2005 ("Effective Date"), subject to approval by the Company's stockholders.

        1.2    Objectives of the Plan.

        The Plan is intended to attract and retain highly qualified persons to serve as Non-Employee Directors and to provide such Non-Employee Directors with a long-term proprietary interest in the Company, thereby aligning such Non-Employee Directors' interests more closely with the interests of the Company's stockholders.

        1.3    Duration of the Plan.

        The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company ("Board") to amend or terminate the Plan at any time pursuant to Article 10 hereof, until the earlier of May 9, 2015, or the date all Shares subject to the Plan shall have been issued according to the Plan's provisions.

Article 2.
Definitions

        Whenever used in the Plan, the following terms shall have the meanings set forth below:

        2.1   "Affiliate" means any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

        2.2   "Award" means any Option, Restricted Stock, Shares, Restricted Stock Unit, Deferred Stock, Substitute Award or Dividend Equivalent granted under this Plan.

        2.3   "Award Agreement" means the written agreement by which an Award shall be evidenced.

        2.4   "Board" means the Board of Directors of the Company.

        2.5   "Cause" means the occurrence of any one of the following: (a) any act of dishonesty, willful misconduct, gross negligence, intentional or conscious abandonment or neglect of duty; (b) commission of a criminal activity, fraud or embezzlement; or (c) any unauthorized disclosure or use of confidential information or trade secrets.

        2.6   "Code" means the Internal Revenue Code of 1986 (and any successor Internal Revenue Code), as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

        2.7   "Common Stock" means the common stock, one cent ($.01) par value per share, of the Company.

        2.8   "Deferral Account" See Section 9.4.

        2.9   "Deferral Election" See Section 9.3.

        2.10 "Deferred Stock" means the right granted as an Award to receive payment in the form of Shares (or measured by the value of Shares) at the end of a specified deferral period.

        2.11 "Directors Fees" mean the cash fees earned by an individual in his capacity as a Non-Employee Director (including annual retainer fees, meeting fees, fees for service on a committee, and fees for service as chairman of the Board or chairman of a committee of the Board).

        2.12 "Disability" means, unless otherwise defined in an Award Agreement, or as otherwise established by the Board for purposes of the Plan, a disability within the meaning of Code Section 409A(a)(2)(C)(i).

        2.13 "Dividend Equivalent" means a right to receive payments equal to dividends or property, if and when paid or distributed, on Shares, Restricted Stock Units or Deferred Stock.

        2.14 "Effective Date" has the meaning set forth in Article 1.1.

        2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successors thereto, and the rules and regulations promulgated thereunder, all as shall be amended from time to time.

        2.16 "Exercise Date" means the date the holder of an Award that is subject to exercise delivers notice of such exercise to the Company, accompanied by such payment, attestations, representations or other documentation as the Board may specify; provided that if such notice is delivered after 11:00 a.m. Central Time (or such other time as the Board may specify), the Exercise Date shall be the following day.

        2.17 "Fair Market Value" means:

          (a)   with respect to a Share or other securities, (i) the average of the highest and lowest reported sales prices reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table); (ii) if the Shares or other securities are not listed on the New York Stock Exchange, the closing sales price of the Shares or other securities on such other national exchange on which the Shares are principally traded, or as reported by the National Market System, or similar organization, as reported in the appropriate table or listing contained in The Wall Street Journal, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares or other securities, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Board. Except as provided in the following sentence, the valuation of a Share or other securities on any date shall be determined as of that date (or, if no sale of Shares or such other securities was reported for such date, on the most recent trading day prior to such date on which a sale of Shares or such other securities was reported). On the Exercise Date of an Award, the valuation of Shares shall be determined as of the last trading day preceding the exercise of the Award;

          (b)   with respect to any property other than cash or securities, the market value of such property determined by such methods or procedures as shall be established from time to time by the Board; and

          (c)   with respect to cash, the value of such cash in United States dollars.

        2.18 "Grant Date" means the date on which an Award is granted or such later date as specified in advance by the Board.

        2.19 "Grantee" means a Non-Employee Director who has been granted an Award.

        2.20 "Including" or "includes" means "including, without limitation," or "includes, without limitation," respectively.

        2.21 "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

        2.22 "Option" means an option granted under Article 6 of the Plan.

        2.23 "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

        2.24 "Option Term" means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled.

        2.25 "Period of Restriction" means the period during which Restricted Stock or Restricted Stock Units are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

        2.26 "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

        2.27 "Plan" See Section 1.1. If the Plan is amended, the term "Plan" shall mean the Plan as so amended.

        2.28 "Restricted Stock" means any Share issued as an Award under Article 7 that is subject to Restrictions.

        2.29 "Restricted Stock Unit" means a right, granted under Article 8, to receive one (1) Share on the Settlement Date conditioned on the satisfaction of conditions or restrictions imposed by the Board, which restrictions may be time-based or performance-based.

        2.30 "Restriction" means any restriction on a Grantee's free enjoyment of the Shares or other rights underlying Awards, including (a) that the Grantee or other holder may not sell, transfer, pledge, or assign a Share or right, and (b) such other restrictions as the Board may impose in the Award Agreement (including, without limitation, any restriction on the right to vote such Share, and the right to receive any dividends). Restrictions may be based on the passage of time or the satisfaction of performance criteria and may lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Board shall specify. Awards subject to a Restriction shall be forfeited if the Restriction does not lapse prior to such date or the occurrence of such event or the satisfaction of such other criteria as the Board shall determine.

        2.31 "Retirement" means satisfaction of such of the following requirements (or a combination thereof) as may be specified by the Board in the applicable Award Agreement: (a) minimum age requirements, (b) minimum service requirements, and/or (c) Termination of Affiliation.

        2.32 "RSU Account" See Section 8.3.

        2.33 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

        2.34 "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

        2.35 "Settlement Date" See Section 8.3(b) with respect to RSU Accounts and 9.4(c) with respect to Deferral Accounts.

        2.36 "Share" means a share of the Common Stock of the Company.

        2.37 "Special Termination" means a Termination of Affiliation due to any one of the following: (a) a requirement of the Non-Employee Director's employer that he or she terminate service on the Board, provided that such Non-Employee Director does not control the employer as determined by the Board; (b) upon the advice of counsel to the Company or independent counsel to the Board that such Non-Employee Director should terminate his or her service on the Board due to legal, regulatory or other reasons provided that such other reasons are not a basis for Termination of Affiliation for Cause and are not related to the Non-Employee Director's failure to perform duties to the Company or its stockholders; or (c) a failure to be nominated for re-election as a member of the Board, provided that the reason for such failure to nominate is not due to either the Non-Employee Director's Termination of Affiliation for Cause or the Non-Employee Director declining to stand for reelection.

        2.38 "Substitute Award" means an Award granted under the Plan in substitution for stock and stock-based awards ("Acquired Entity Awards") held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Non-Employee Directors in connection with a merger or consolidation of the other corporation or entity (the "Acquired Entity") with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition ("Acquisition Date") in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price and with such other terms as the Board determines necessary to achieve preservation of economic value. The limitations of Section 4.1 on the number of Shares reserved or available for grants and the limitations under Section 6.3 with respect to Option Prices shall not apply to Substitute Awards.

        2.39 "Termination of Affiliation" occurs on the first day on which a Grantee is for any reason no longer providing services to the Company as a Non-Employee Director.

Article 3.
Administration

        3.1    Administered by the Board.

        Subject to Section 3.2, the Plan shall be administered by the full Board.

        3.2    Powers of Board.

        Subject to and consistent with the provisions of the Plan, the Board has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

          (a)   to determine when, to whom and in what types and amounts Awards should be granted;

          (b)   to grant Awards to Non-Employee Directors in any number, and to determine the terms and conditions applicable to each Award (including conditions intended to comply with Code Section 409A, the number of Shares to which an Award will relate, any exercise price, Option Price or purchase price, any limitation or Restriction, any schedule for, or performance conditions relating to, the earning of the Award or the lapse of Restrictions, forfeiture Restrictions, Restrictions on exercisability or transferability, any performance goals and/or vesting based on the passage of time, based in each case on such considerations as the Board shall determine);

          (c)   to determine the Option Term;

          (d)   to determine the benefit payable under any Dividend Equivalent;

          (e)   to determine, with respect to Restricted Stock, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, and whether Restricted Stock shall be held in escrow;

          (f)    to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property;

          (g)   to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee, or if and to the extent specified in the Award Agreement, automatically or at the election of the Board;

          (h)   to grant Awards in replacement of Awards previously granted under this Plan or any other compensation plan of the Company; provided that any such replacement grant that would be considered a repricing shall be subject to shareholder approval;

          (i)    to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

          (j)    to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

          (k)   to appoint such agents as the Board may deem necessary or advisable to administer the Plan;

          (l)    with the consent of the Grantee, to amend any Award Agreement at any time; provided that the consent of the Grantee shall not be required for any amendment (i) that, in the Board's determination, does not materially adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Board) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

          (m)  to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Board may, before or concurrently with the grant thereof, deem appropriate, including limiting the amount or percentage of Awards which may from time to time be exercised by a Grantee;

          (n)   to make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles;

          (o)   as to all or part of any Award as to any Grantee, at the time the Award is granted or any time thereafter, to determine that Awards shall become exercisable or vested upon a Termination of Affiliation, to determine that Awards shall continue to become exercisable or vested in full or in installments after Termination of Affiliation, to extend the period for exercise of Options following Termination of Affiliation (but not beyond ten (10) years from the date of grant of the Option), or to provide that any Award of Options, Restricted Stock or Restricted Stock Units shall in whole or in part not be forfeited upon such Termination of Affiliation; provided the Board shall consider potential tax consequences in making any such determinations or taking any such actions;

          (p)   to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

          (q)   to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations (including factual determinations)

  as may be required under the terms of the Plan or as the Board may deem necessary or advisable for the administration of the Plan.

        Any action of the Board with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Board may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Board must or may make any determination shall be determined by the Board, and any such determination may thereafter be modified by the Board. The express grant of any specific power to the Board, and the taking of any action by the Board, shall not be construed as limiting any power or authority of the Board.

Article 4
Shares Subject To The Plan

        4.1    Number of Shares Available for Grants.

        Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan shall be (a) three hundred thousand (300,000) plus (b) any Shares required to satisfy Substitute Awards, all of which Shares shall be available for delivery with respect to all Awards.

        If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates or lapses without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture, termination or lapse, shall again be available for grant under the Plan. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or, except with respect to Shares of Restricted Stock, the withholding or payment of taxes related thereto, such Shares shall again be available for grant under the Plan.

        The Board shall from time to time determine the appropriate methodology for calculating the number of Shares to which an Award relates pursuant to the Plan.

        Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

        4.2    Adjustments in Authorized Shares and Awards.

        In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), forward or reverse stock split, merger, reorganization, subdivision, consolidation or reduction of capital, recapitalization, reorganization, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (d) the number and kind of Shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which Shares are subject; provided that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

Article 5.
Eligibility And General Conditions Of Awards

        5.1    Eligibility.

        Each Person who, on any date on which an Award is to be granted, is a Non-Employee Director shall be eligible to receive an Award hereunder.

        5.2    Award Agreement.

        To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

        5.3    Nontransferability of Awards.

          (a)   Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative.

          (b)   No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee's death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (c)   Notwithstanding subsections (a) and (b) above, to the extent allowed by the Board as provided in the Award Agreement or otherwise, Awards may be transferred, without consideration, to a Permitted Transferee. For this purpose, a "Permitted Transferee" in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the "Immediate Family" of a Grantee includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests. Such Award may be exercised by such transferee in accordance with the terms of such Award. If so determined by the Board, a Grantee may, in the manner established by the Board, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to any restrictions or limitations in the Plan or in any applicable Award Agreement and to any additional restrictions or limitations deemed necessary or appropriate by the Board.

        5.4    Cancellation and Rescission of Awards.

        Unless the Award Agreement specifies otherwise, the Board may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

        5.5    Stand-Alone, Tandem and Substitute Awards.

        Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award or benefit granted by the Company or any Affiliate under any other plan, program, arrangement, contract or agreement (a "Non-Plan Award"). If an Award is granted in substitution for another Award or any Non-Plan Award, the Board shall require the surrender of such other Award or Non-Plan Award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or Non-Plan Awards may be granted either at the same time as or at a different time from the grant of such other Awards or Non-Plan Awards. The Board may, in its discretion and on such terms and conditions as it considers appropriate in the circumstances, grant Substitute Award under the Plan.

        5.6    Insufficient Number of Shares.

        If at any date insufficient Shares are available under the Plan for the Award of Options under Article 6, the Award of Restricted Stock under Article 7, the Award of Restricted Stock Units under Article 8 and/or Deferred Stock under Article 9, the Board shall determine the manner in which such remaining Shares shall be awarded.

        5.7    Notification under Code Section 83(b).

        If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Stock, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Board may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

        5.8    Deferral of Award Payouts.

        The Board may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of Restrictions with respect to Restricted Stock or Restricted Stock Units. If any such deferral is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals that are in accordance with the Plan and Code Section 409A. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee's Deferral Election.

        5.9    Exercise by Non-Grantee.

        If any Award is exercised as permitted by the Plan by any Person other than the Grantee, the exercise notice shall be accompanied by documentation as may reasonably be required by the Board, including without limitation, evidence of authority of such Person or Persons to exercise the Award and, if the Board so specifies, evidence satisfactory to the Company that any death taxes payable with respect to such Shares have been paid or provided for.

        5.10    No Cash Consideration for Awards.

        Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

        5.11    No Fractional Shares.

        No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

Article 6.
Stock Options

        6.1    Grant of Options.

        Subject to and consistent with the provisions of the Plan, the Board may grant Options to any Non-Employee Director in such number, and upon such terms, and at any time and from time to time as shall be determined by the full Board.

        6.2    Award Agreement.

        Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Board shall determine.

        6.3    Option Price.

        The Option Price for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

        6.4    Option Term.

        The Option Term of each Option shall expire no later than the tenth (10th) anniversary of the Grant Date.

Article 7.
Restricted Stock

        7.1    Grant of Restricted Stock.

        Subject to and consistent with the provisions of the Plan, the Board may grant Restricted Stock to any Non-Employee Director in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board. The Board shall determine the amount, if any, that a Grantee shall pay for Restricted Stock.

        7.2    Award Agreement.

        Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares of Restricted Stock granted, and such other provisions as the Board shall determine. The Board may impose such Restrictions on Restricted Stock, including time-based Restrictions, Restrictions based on the achievement of specific performance goals, time-based Restrictions following the achievement of specific performance goals, Restrictions based on the occurrence of a specified event, and/or restrictions under applicable securities laws; provided that time-based Restrictions not tied to or following the achievement of specific performance goals shall remain in effect (in whole or in part) at least until the third anniversary of the Grant Date, except as provided in the Award Agreement in the event of death, Disability, Retirement, Special Termination, or other circumstances specified in such agreement.

        7.3    Effect of Forfeiture.

        If Restricted Stock is forfeited, and if the Grantee was required to pay for such Shares or acquired such Restricted Stock upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Stock to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Stock, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Shares of Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Stock.

        7.4    Escrow; Legends.

        The Board may provide that the certificates for any Restricted Stock (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Stock becomes non-forfeitable or is forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Stock under the Plan. If any Restricted Stock becomes non-forfeitable, the Company shall cause certificates for such Shares to be delivered without such legend or shall cause a release of restrictions on a book entry account maintained by the Company's transfer agent.

        7.5    Stockholder Rights in Restricted Stock.

        Restricted Stock, whether held by a Grantee or in escrow or other custodial arrangement by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Stock, the Board may require the payment of cash dividends thereon to be deferred and, if the Board so determines, reinvested in additional Shares of Restricted Stock. Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be subject to the same restrictions and other terms as apply to the Shares of Restricted Stock with respect to which such dividends are issued. The Board may in its discretion provide for payment of interest on deferred cash dividends.

Article 8.
Restricted Stock Units

        8.1    Grant of Restricted Stock Units.

        Subject to and consistent with the provisions of the Plan and Code Sections 409A(a)(2), (3) and (4), the Board may grant Restricted Stock Units to any Non-Employee Director in such number, upon such terms, and at any time and from time to time as the Board shall determine.

        8.2    Award Agreement.

        Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Units granted, and such other provisions as the Board shall determine in accordance with Code Section 409A. The Board may impose such Restrictions on Restricted Stock Units, including time-based Restrictions, Restrictions based on the achievement of specific performance goals, time-based Restrictions following the achievement of specific performance goals, Restrictions based on the occurrence of a specified event, and/or restrictions under applicable securities laws; provided that time-based restrictions shall remain in effect (in whole or in part) at least until the third anniversary of the Grant Date, except as provided in the Award Agreement in the event of death, Disability, Special Termination, or other circumstances specified in such agreement. A Grantee shall have no voting rights in Restricted Stock Units.

        8.3    Crediting Restricted Stock Units.

        The Company shall establish an account ("RSU Account") on its books for each Non-Employee Director who receives a grant of Restricted Stock Units. Restricted Stock Units shall be credited to the Non-Employee Director's RSU Account as of the Grant Date of such Restricted Stock Units. RSU Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to RSU Accounts. The obligation to make distributions of securities or other amounts credited to RSU Accounts shall be an unfunded, unsecured obligation of the Company.

          (a)    Crediting of Dividend Equivalents.    Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to RSU Accounts on all Restricted Stock Units credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the RSU Account in the form of additional Restricted Stock Units in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution.

          (b)    Settlement of RSU Accounts.    The Company shall settle an RSU Account by delivering to the holder thereof (which may be the Grantee or his or her designated beneficiary or estate, as applicable) a number of Shares equal to the whole number of Shares underlying the Restricted Stock Units then credited to the Grantee's RSU Account (or a specified portion in the event of any partial settlement); provided that any fractional Shares underlying Restricted Stock Units remaining in the RSU Account on the Settlement Date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Restricted Stock Unit. The "Settlement Date" for all Restricted Stock Units credited to a Grantee's RSU Account shall be the earlier of (i) when Restrictions applicable to an Award of Restricted Stock Units have lapsed, or (ii) as soon as administratively practical following the Grantee's death, Disability, Retirement or Special Termination, provided, that such Disability, Retirement or Special Termination (as applicable) constitutes a "separation from service" (as provided in Code Section 409A(a)(2)(A)(i)).

Article 9.
Deferred Stock

        9.1    Grant of Deferred Stock.

        Subject to and consistent with the provisions of the Plan and Code Sections 409A(a)(2), (3) and (4), the Board may grant Deferred Stock to any Non-Employee Director in such number, upon such terms, and at any time and from time to time as the Board shall determine, including grants at the election of a Grantee to convert Shares to be acquired upon lapse of restrictions on Restricted Stock or Restricted Stock Units into such Deferred Stock; provided that any such grant of Deferred Stock shall be subject to an Award Agreement that comports with all restrictions under Code Section 409A(a)(2), (3) and (4) with respect to timing of deferrals, acceleration of deferred compensation and timing of distribution of deferred compensation.

        9.2    Award Agreement.

        Each grant of Deferred Stock shall be evidenced by an Award Agreement that shall specify the number underlying the Shares of Deferred Stock subject to an Award, the date such Shares of Deferred Stock shall be settled and such other provisions as the Board shall determine that are in accordance with Code Section 409A. A Grantee shall have no voting rights in Deferred Stock.

        9.3    Deferred Stock Elections.

          (a)    Making of Deferral Elections.    Pursuant to procedures approved by the Board to implement this Section 9.3 in accordance with Code Section 409A and subject to the approval of the Board in its sole discretion, a Non-Employee Director may elect ("Deferral Election") to be paid any or all of the following amounts in the form of Deferred Stock in lieu of cash or Shares, as applicable: (i) Shares to be delivered upon lapse of Restrictions on Restricted Stock or Restricted Stock Units or (ii) Directors Fees. In the case of a Deferral Election relating to Directors Fees, the number of Shares of Deferred Stock credited to the Non-Employee Director's Deferral Account (as defined in Section 9.4 below) shall be a number equal to the quotient of the amount of Directors Fees to be paid in the form of Deferred Stock divided by the Fair Market Value of a Share on the date such Directors Fees would otherwise be paid in cash. The Grant Date for an Award of Deferred Stock made pursuant to a Deferral Election shall be the date the amount subject to the Deferral Election would otherwise have been paid to the Grantee in cash or Shares.

          (b)    Timing of Deferral Elections.    An initial Deferral Election must be filed with the Controller of the Company no later than December 31 of the year preceding the calendar year in which the amount to which the Deferral Election applies would otherwise be earned, subject to such restrictions and advance filing requirements as the Company may impose; provided that any newly elected or appointed Non-Employee Director may file a Deferral Election not later than thirty (30) days after the date such person first became a Non-Employee Director. A Deferral Election shall be irrevocable as of the filing deadline. Each Deferral Election shall remain in effect with respect to subsequently earned amounts unless the Non-Employee Director revokes or changes such Deferral Election. Any such revocation or change shall have prospective application only.

        9.4    Deferral Account.

          (a)    Establishment of Deferral Accounts.    The Company shall establish an account ("Deferral Account") on its books for each Non-Employee Director who receives a grant of Deferred Stock or makes a Deferral Election. Deferred Stock shall be credited to the Non-Employee Director's Deferral Account as of the Grant Date of such Deferred Stock. Deferral Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded, unsecured obligation of the Company.

          (b)    Crediting of Dividend Equivalents.    Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to Deferral Accounts on all Deferred Stock credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the Deferral Account in the form of additional Deferred Stock in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution.

          (c)    Settlement of Deferral Accounts.    The Company shall settle a Deferral Account by delivering to the holder thereof (which may be the Grantee or his or her designated beneficiary or estate, as applicable) a number of Shares equal to the whole number of Shares of Deferred Stock then credited to the Grantee's Deferral Account (or a specified portion in the event of any partial settlement); provided that any fractional Shares of Deferred Stock remaining in the Deferral Account on the Settlement Date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Share. The "Settlement Date" for all Deferred Stock credited to a Grantee's Deferral Account shall be the earlier of (i) the 180th day following the Non-Employee Director's Termination of Affiliation for any reason other than death or Disability, or (ii) as soon as administratively practical following the Grantee's death or Disability; provided, however, if such Disability, Retirement or Termination of Affiliation does not constitute a "separation from service" (as provided in Code Section 409A(a)(2)(A)(i)), then payment on account of (i) above shall not be made until 180 days following the Grantee's "separation from service" in accordance with Code Section 409A(a)(2)(A)(i) unless the Grantee's death or Disability occurs earlier.

Article 10.
Amendment, Modification And Termination

        10.1    Amendment, Modification, and Termination.

        Subject to Section 10.2, the full Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company's stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval, and (c) any Plan amendment or termination will not accelerate the timing of any payments that constitute deferred compensation under Code Section 409A unless such acceleration of payment is permitted by Code Section 409A.

        10.2    Awards Previously Granted.

        Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 11.
Additional Provisions

        11.1    Successors.

        All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

        11.2    Severability.

        If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

        11.3    Requirements of Law.

        The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

        11.4    Securities Law Compliance.

          (a)   If the Board deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Board may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All evidence of Share ownership delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, or any applicable securities law. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, evidence that such registration is not required.

          (b)   If the Board determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Board may postpone any such exercise, non-forfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

        11.5    No Rights as a Stockholder.

        No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Shares of Restricted Stock) which may be deliverable upon exercise or payment of an Award until such Shares have been delivered to him or her.

        11.6    Non-Exclusivity of Plan.

        Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for Non-Employee Directors as it may deem desirable.

        11.7    Governing Law.

        The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

        11.8    Construction.

        The following rules of construction will apply to the Plan: (a) the word "or" is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

        11.9    Obligations.

        Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or Shares or other property pursuant to Awards under this Plan shall be the sole obligation of the Company.

        11.10    No Right to Continue as Director, No Right to Awards.

        Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company. No Non-Employee Director shall have a right to an Award or having been granted an Award, to additional Awards.

        11.11    Stockholder Approval.

        All Awards granted on or after the Effective Date and prior to the date the Company's stockholders approve the amended and restated Plan are expressly conditioned upon and subject to approval of the Plan by the Company's stockholders.

As a record holder of DST shares, you can receive future DST Annual Reports, proxy materials, and voting instructions through electronic delivery and Internet access, rather than on paper via the mail. When voting over the Internet, simply select the electronic delivery option and provide your email address. If you are not voting over the Internet, you may provide your consent for future electronic delivery by going to www.econsent.com/dst. If you do not consent, you will continue to receive your materials for future meetings via the mail. DST does not control how you receive materials as a result of shares you hold through a broker.

☒	Please mark votes as in this example.

DST SYSTEMS, INC.

By signing this card, you are authorizing the Proxy Committee (if you own Com and ESPP Shares) and the Trustee of the DST Benefit Plan(s) (if you own Benefit Plan Shares) to vote your shares as you specify on the four proposals presented at the Annual Meeting or any adjournment thereof and to vote in their respective discretion on other proposals that may properly come before such meeting.

To vote in accordance with all of the DST Board of Directors' recommendations, please sign and date; you need not mark any boxes. The DST Board of Directors recommends that you vote FOR each of the proposals.

SEE IMPORTANT INFORMATION ON THE REVERSE SIDE OF THIS CARD.

Please be sure to sign exactly as your name appears on this card.

1.	Election of Two Directors
	(01)	Thomas A. McDonnell
	(02)	M. Jeannine Strandjord
			For All Nominees	☐	☐	Withhold For All Nominees
For All Except
☐		(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)
		For	Against	Abstain
2.	Approval of the 2005 Equity Incentive Plan	☐	☐	☐
3.	Approval of the 2005 Non-Employee Directors' Award Plan	☐	☐	☐
4.	Ratification of the DST Audit Committee's Selection of Independent Registered Public Accounting Firm	☐	☐	☐
	Mark box at right if you plan to attend the Annual Meeting of Stockholders.			☐
	Mark box at right if an address change has been noted on the reverse side of this card.			☐

For Com and ESPP shares, all joint owners must sign, and executors, administrators, trustees, officers of corporate stockholders, guardians and attorneys-in-fact must indicate the capacity in which they are signing. For Benefit Plan Shares, the Plan Participant must sign.
Stockholder/Plan Participant sign here	Date	Co-owner sign here	Date

DST SYSTEMS, INC.

Annual Meeting of Stockholders—May 10, 2005

THE DST BOARD OF DIRECTORS SOLICITS YOUR VOTE

The DST Board is making the four proposals, and they are not related to or conditioned on the approval of any other proposals which may come before the Annual Meeting.

The Com number(s) shown on the front of the card is the number of shares you held directly in certificate form or in a book entry account with DST's transfer agent as of the close of business on the Record Date (March 11, 2005). The ESPP number shown on the front of the card is the number of shares you held as of the close of business on the Record Date through the DST Employee Stock Purchase Plan book entry account with DST's transfer agent. The Proxy Committee appointed by the DST Board that will vote your Com and ESPP shares is comprised of Thomas A. McCullough, Kenneth V. Hager and Randall D. Young. If you do not specify how you authorize the Proxy Committee to vote your Com and ESPP shares, you authorize it to vote FOR each of the proposals.

The ESOP and 401k numbers shown on the front of the card ("Benefit Plan Shares") are the total number of shares you held as of the close of business on the Record Date through your participation in the DST Employee Stock Ownership Plan and/or the DST 401(k) Profit Sharing Plan. If you fail to return this Voting Card or do not specify your vote, the Trustee of the applicable plan will vote the shares allocated to your benefit plan account in the same proportion as the shares held by the plan for which the Trustee receives voting instructions.

You may revoke this proxy in the manner described in the Proxy Statement dated March 31, 2005, receipt of which you hereby acknowledge.

PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR MAKE YOUR INSTRUCTIONS BY TELEPHONE AT (877) 779-8683 OR ELECTRONICALLY AT http://www.eproxyvote.com/dst.

IF YOUR ADDRESS HAS CHANGED, PLEASE NOTE THE NEW ADDRESS BELOW.

ELECTRONIC DELIVERY INFORMATION
DST ANNUAL MEETING MATERIALS

From:
Sent:	March 31, 2005
To:
Subject:	2005 DST Annual Shareholders Meeting, Electronic Delivery of Materials

Dear Employee Shareholder:

        The information below provides you with electronic links to your 2005 Annual Meeting materials. This notice is being sent to associates shown on transfer agent records as holding shares of DST Systems stock only through the ESPP, ESOP or 401(k) plans. This email is in lieu of a hard copy mailing of the materials to the address on record. This email provides the information you will need to view the Annual Meeting materials online, vote your shares, and print a copy of the materials. DST will furnish a printed copy of the materials upon written request to the DST Corporate Secretary, 333 W. 11th Street, Kansas City, Missouri, 64105.

View Annual Report

        To view the DST Systems, Inc. 2004 Annual Report, please go to the web site:

http://www.dstsystems.com/in/2004_annualrep.pdf

View Proxy Statement

        To view the DST Systems, Inc. 2005 Annual Meeting Proxy Statement, please go to the web site:

http://www.dstsystems.com/in/proxy_05.pdf

Vote on the Annual Meeting Proposals

        To vote on the proposals over the Internet, go to the web site:

http://www.eproxyvote.com/dst

        To access and vote your proxy card, you will need to enter your authentication number exactly as it appears below.

Authentication Number:

        Your vote is important. Please take a moment to review the Annual Meeting materials and vote.

QuickLinks

Contents
PROXY STATEMENT
VOTING
PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT
PROPOSAL 1 ELECTION OF TWO DIRECTORS
PROPOSAL 2 APPROVAL OF THE EMPLOYEE EQUITY INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF THE NON-EMPLOYEE DIRECTOR AWARD PLAN
PROPOSAL 4 RATIFICATION OF THE DST AUDIT COMMITTEE'S SELECTION OF PRICEWATERHOUSECOOPERS
THE BOARD OF DIRECTORS
AUDIT MATTERS DST Audit Committee Report
DIRECTOR NOMINATION MATTERS
EXECUTIVE COMPENSATION MATTERS DST Compensation Committee Report on Executive Compensation
Bonus Percentage Dependent on Each Goal Type
Restricted Stock Held, and Market Value, at 12/31/04
OTHER MATTERS
EXHIBIT I DST SYSTEMS, INC. 2005 Equity Incentive Plan (formerly the "1995 Stock Option and Performance Award Plan")
EXHIBIT II